UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-06385
                                                     ---------------------

                 Nuveen Ohio Quality Income Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: February 28
                                           ------------------

                  Date of reporting period: February 28, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


    ANNUAL REPORT | Nuveen Investments
February 28, 2009 | MUNICIPAL CLOSED-END FUNDS

[PHOTO OF: SMALL CHILD]

NUVEEN MICHIGAN
QUALITY INCOME
MUNICIPAL FUND, INC.
NUM

NUVEEN MICHIGAN
PREMIUM INCOME
MUNICIPAL FUND, INC.
NMP

NUVEEN MICHIGAN
DIVIDEND ADVANTAGE
MUNICIPAL FUND
NZW

NUVEEN OHIO
QUALITY INCOME
MUNICIPAL FUND, INC.
NUO

NUVEEN OHIO
DIVIDEND ADVANTAGE
MUNICIPAL FUND
NXI

NUVEEN OHIO
DIVIDEND ADVANTAGE
MUNICIPAL FUND 2
NBJ

NUVEEN OHIO
DIVIDEND ADVANTAGE
MUNICIPAL FUND 3
NVJ

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)    |   LOGO:   NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

[PHOTO OF ROBERT P. BREMNER] |  Robert P. Bremner |  Chairman of the Board

Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. It is believed that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on the values of equities and fixed-income assets and unfortunately the performance of your Nuveen Fund has been similarly affected. In addition to the financial statements, I hope that you will carefully review the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information and the Performance Overview sections of this report and please note this is a seven-month annual report. During the current fiscal year period, the Board of Directors/Trustees approved a change in the Funds' fiscal and tax year end from July 31 to February 28/29. These comments highlight the manager's pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund's investment goals. The Fund Board believes that a consistent focus on long-term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved. Please consult the Nuveen website: www.nuveen.com, for the most recent information.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
---------------------------------
Robert P. Bremner
Chairman of the Nuveen Fund Board
April 9, 2009

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds | NUM, NMP, NZW, NUO, NXI, NBJ,
NVJ

During the current fiscal period, the Board of Directors/Trustees of the Funds approved a change in the Funds' fiscal and tax year end from July 31 to February 28/29.

Portfolio manager Daniel Close discusses economic and municipal market conditions at both the national and state levels, key investment strategies, and the performance of the Nuveen Michigan and Ohio Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these seven Funds in 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE SEVEN-MONTH REPORTING PERIOD ENDED FEBRUARY 28, 2009?

During this period, downward pressure on the economy continued and stress in the financial and credit markets led to increased price volatility for most securities, reduced liquidity and a general flight to quality. In an effort to improve overall economic conditions, the Federal Reserve (Fed) cut the fed funds target interest rate to between zero and 0.25%, its lowest level on record. (On March 18, 2009, following the end of this reporting period, the Fed announced that, in addition to maintaining the fed funds rate at its current level, it would buy $300 billion in Treasury securities over the next six months in an effort to improve conditions in private credit markets and up to an additional $750 billion of agency mortgage-backed securities to bolster the housing market.)

After declining at an annual rate of 0.5% in the third quarter of 2008, GDP contracted at an annual rate of 6.2% in the fourth quarter of 2008, the weakest performance since 1982. Signs of a deepening housing recession continued to trouble the economy, with the price of a single-family home falling a record 18.2% in 2008. In the labor markets, February 2009 marked the fourteenth consecutive month of job losses and the third straight month when employment losses topped 600,000, the first such occurrence since records began in 1939. The national unemployment rate for February 2009 was 8.1%, its highest point in more than 25 years. Fortunately, inflation remained largely in check. The Consumer Price Index (CPI), reflecting large drops in energy and transportation prices, registered a 0.2% year-over-year gain in February 2009, while the core CPI (which excludes food and energy) rose 1.8%. Both numbers were within the Fed's unofficial objective of 2.0% or lower.

Beginning in October, the nation's financial institutions and financial markets-- including the municipal bond market--experienced significant turmoil. Reductions in demand

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

decreased valuations of municipal bonds across all credit ratings, especially those with lower credit ratings, and this generally reduced the Funds' common share net asset values. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms' capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. This reduction in dealer involvement in the market was accompanied by significant net selling pressure by investors, particularly with respect to lower-rated municipal bonds, as institutional investors generally removed money from the municipal bond market, at least in part because of their need to reduce the leveraging of their municipal investments. This deleveraging was in part driven by the overall reduction in the amount of financing available for such leverage, the increased costs of such leverage financing, and the need to reduce leverage levels that had recently increased due to the decline in municipal bond prices.

Municipal bond prices were further negatively impacted by concerns that the need for further deleveraging and a supply overhang (a large amount of new issues that were postponed) would cause selling pressure to persist for a period of time. In addition to falling prices, the following market conditions resulted in greater price volatility of municipal bonds - wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); significantly reduced liquidity (i.e., the ability to sell bonds at a price close to their carrying value), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade). Reduced liquidity was most pronounced in mid-October, although it improved considerably after that period.

In the municipal bond market, performance over this period was significantly impacted by concerns about the credit markets, downgrades of municipal bond insurers, and institutional investors' need to unwind various leveraging strategies. These events created surges of selling pressure, as many municipal bond owners tried to sell holdings of longer-maturity bonds into a market already experiencing a lack of liquidity. Combined with the Fed rate cuts, this produced a steepening of the municipal yield curve. In this environment, bonds with shorter maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

Over the seven months ended February 28, 2009, municipal bond issuance nationwide totaled $174.5 billion, a drop of 16% compared with the seven-month period ended February 29, 2008. While market conditions during this period impacted the demand for municipal bonds, we continued to see demand from investors attracted by higher interest rates and yields relative to taxable bonds.

HOW WERE THE ECONOMIC AND MARKET ENVIRONMENTS IN MICHIGAN AND OHIO DURING THIS PERIOD?

Michigan's state economy, which ranks as one of the weakest in the nation, continued to worsen during this period, due to sharp cutbacks in auto production, the deepening recession nationwide and mounting job losses. State employment trends declined across all sectors except education/health services, with construction, manufacturing and information services posting the biggest drops. Despite the financial woes of the major U.S. automakers and the thousands of jobs lost in recent years, manufacturing still accounts for 14.5% of employment in Michigan, compared with 10% nationally. In February 2009, Michigan's jobless rate was 12.0%, the highest state unemployment rate in the nation and the highest level for the state in more than 25 years. In addition to employment concerns, Michigan continued to experience declining housing prices and a high foreclosure rate. According to the Standard & Poor's (S&P)/Case-Shiller home price index of 20 major metropolitan areas, housing prices in Detroit fell 21.7% in 2008, compared with an average decline of 18.2% nationwide. Lower home values have forced downward revisions to revenue estimates by state and local governments. Michigan could receive as much as $18 billion from the American Recovery and Reinvestment Act of 2009, which amounts to approximately 5% of its gross state product. The positive impact of this money would likely be limited primarily to job retention, rather than job creation, in 2009. Despite this, the state faces a projected budget shortfall of $200 million for fiscal 2009. This gap is estimated to grow to as much as $1.5 billion in fiscal 2010. As of February 2009, Moody's, S&P and Fitch rated Michigan general obligation debt at Aa3, AA-, and AA-, respectively. During the seven months ended February 28, 2009, municipal issuance in Michigan totaled $3 billion, a decrease of 38% compared with the seven months ended February 29, 2008.

Although the Ohio economy has contracted steadily since mid-2006, continued job losses and the national recession caused the state's economic decline to intensify significantly during this period. Employment in Ohio has remained less diversified than that of the nation as a whole, with heavier dependence on the manufacturing sector, particularly the troubled auto industry, relative to the national average. As of February 2009, Ohio's unemployment rate was 9.4%, the highest since May 1984. The housing recession also continued to serve as a major drag on the Ohio economy, with reduced home values negatively impacting consumer and household spending. In February 2009, the foreclosure rate in Ohio was the tenth highest in the nation. In the wake of growing job losses, slower consumer spending, and weaker household balance sheets, state revenue collection has deteriorated, particularly from non-auto sales and personal income taxes, the state's largest tax sources. Ohio faces an estimated budget deficit of $7.3 billion in fiscal 2010-2011. As part of the American Recovery and Reinvestment Act, Ohio expects to receive at least $8.2 billion and the state is counting on $3.4 billion of that aid to cover part of its budget shortfall. As of February 2009, Moody's, S&P and Fitch rated Ohio general obligation debt at Aa1, AA+, and AA+, respectively. For the seven months ended February 28, 2009, municipal issuance in Ohio totaled $6.2 billion, a decrease of 42% compared with the seven months ended February 2008.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE MICHIGAN AND OHIO FUNDS DURING THIS REPORTING PERIOD?

During this seven-month period, we continued to focus on finding bonds that offered relative value while seeking to preserve liquidity and invest for the long term. Much of our investment activity was driven by the new issuance municipal bond market, which provided opportunities to purchase bonds with better structures (e.g., higher coupons, longer call protection) at attractive prices. During periodic market dislocations, we found opportunities in various sectors by using a fundamental approach to discover undervalued credits with the potential to perform well over the long term. Many of the additions to our portfolios were purchased at the longer end of the yield curve, which we believed not only offered more value during this period, but also helped to offset the natural shortening of the Funds' durations(1) and support and enhance yields. In general, the bonds we purchased were uninsured, as the insurance penetration of the new issuance municipal market declined dramatically during 2008 and early 2009.

During this period, all seven of these Funds purchased general obligation (GO) bonds, including those issued for various school districts. In Michigan, our GO purchases concentrated on the central and western parts of the state, as we continued to de-emphasize issuers in the Detroit area. Dislocations in the market, particularly during the last three months of 2008, provided opportunities to add health care and tobacco credits that we believed represented uncommon value to all of the Michigan and Ohio Funds, as well as industrial development revenue bonds in the Ohio Funds. NUM and NMP also purchased revenue bonds issued for Kent County airport and NXI added a tax increment financing district credit.

To provide the liquidity we needed during this period, we sold pre-refunded(2) bonds in the Michigan Funds and NBJ. In addition, we closed out our positions in Detroit and Puerto Rico GOs across all of these Funds. In the Ohio Funds, the proceeds from a substantial number of bond calls also supplied capital for purchases.

Going into this period, all of the Michigan and Ohio Funds continued to use inverse floating rate securities(3) as part of a disciplined approach to duration management. Inverse floaters typically help to bring the Funds' durations closer to our strategic target and to enhance their income-generation capabilities. During this period, as previously described, we were able to purchase longer maturity bonds offering attractive yields and better structures that accomplished many of the same goals as the inverse floaters. This enabled us to terminate the inverse floaters in the four Ohio Funds. However, the three Michigan Funds continued to use inverse floaters as of February 28, 2009. NMP, NUO, NXI, NBJ and NVJ also invested in additional types of derivatives(4) during this period. The goal of this strategy was to help us manage net asset value
(NAV) volatility without having a negative impact on income streams or common share dividends over the short term. As of February 28, 2009, all of these derivatives had been removed.

----------
(1) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

(2) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

(3) An inverse floating rate security, also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this shareholder report.

(4) Each Fund may invest in derivatives instruments such as forwards, futures, option and swap transactions. For additional information on derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements and Notes to Financial Statements sections of this shareholder report

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Michigan and Ohio Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value*
For periods ended 2/28/09

                                        Seven-Month   1-Year   5-Year   10-Year
Michigan Funds
NUM                                           -1.27%    3.66%    1.88%     4.56%
NMP                                           -1.62%    2.53%    1.95%     4.50%
NZW                                           -4.20%    0.31%    1.35%      N/A

Lipper Michigan
Municipal Debt Funds
Average(5)                                    -4.35%    0.10%    1.09%     4.04%

Barclays Capital
Municipal
Bond Index(6)                                  1.22%    5.18%    3.13%     4.61%

S&P National
Municipal Bond Index(7)                       -0.58%    3.09%    2.82%     4.43%

Ohio Funds
NUO                                           -0.49%    3.66%    2.20%     4.39%
NXI                                           -0.15%    3.99%    2.95%      N/A
NBJ                                           -3.01%    1.01%    1.82%      N/A
NVJ                                            0.36%    4.18%    2.81%      N/A

Lipper Other States
Municipal Debt Funds
Average(8)                                    -4.35%    0.17%    1.41%     3.89%

Barclays Capital
Municipal Bond Index(6)                        1.22%    5.18%    3.13%     4.61%

S&P National
Municipal Bond Index(7)                       -0.58%    3.09%    2.82%     4.43%

----------
*Seven-month returns are cumulative; returns for one year, five years, and ten years are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(5) The Lipper Michigan Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 7 months, 7 funds; 1 year, 7 funds; 5 years, 7 funds; and 10 years, 4 funds. Fund and Lipper returns assume reinvestment of dividends.

(6) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Barclays Capital Index do not reflect any expenses.

(7) The Standard & Poor's National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market.

(8) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 7 months, 46 funds; 1 year, 46 funds; 5 years, 27 funds; and 10 years, 18 funds. Fund and Lipper returns assume reinvestment of dividends. The performance of the Lipper Other States category represents the overall average of returns for funds from 10 different states with a wide variety of municipal market conditions. Fund and Lipper returns assume reinvestment of dividends.

For the seven months ended February 28, 2009, the cumulative returns on common share NAV for all of the Michigan and Ohio Funds exceeded the average returns for the Lipper Michigan Municipal Debt Funds Average and the Lipper Other States Municipal Debt Funds Average, respectively. NUO, NXI and NVJ outperformed the Standard & Poor's (S&P) National Municipal Bond Index, while NUM, NMP, NZW and NBJ trailed this index for the seven-month period. All of the Funds underperformed the national Barclays Capital Municipal Bond Index. Shareholders should note that the Barclays Capital Municipal Bond Index and the S&P National Municipal Bond Index include bonds from other states in addition to Michigan and Ohio, which may make direct comparisons between the Funds and these benchmarks less meaningful.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, the use of derivatives, credit exposure, and sector allocations. In addition, the use of leverage was a principal factor affecting each Fund's performance over this period. The impact of leverage is discussed in more detail on page 11.

Over the course of this reporting period, the yield curve remained steep. Given this interest rate environment, bonds in the Barclays Capital Municipal Bond Index with maturities between two and eight years, especially those maturing in approximately five years, benefited the most. Because they were less sensitive to interest rate changes, these bonds generally outperformed credits with longer maturities, with the biggest losses experienced by bonds with the longest maturities (22 years and longer). While the Funds were relatively overweighted in the underperforming longer part of the yield curve when compared with the index, this was offset in NVJ by an over exposure to both the outperforming shorter and intermediate parts of the yield curve. NUO, NXI and--to a lesser extent--NUM and NMP also had good weightings in the intermediate area of the curve. In general, NZW and NBJ were not as advantageously positioned in terms of duration, particularly NBJ, which had less exposure to the short end of the curve and greater exposure to the long end than the other Ohio Funds. This was a factor in the underperformance of NZW and NBJ relative to the other Nuveen Michigan and Ohio funds, respectively. Overall, duration positioning was a net positive for the performances of NUO, NXI and NVJ and a comparative negative in NUM, NMP, NZW and NBJ.

As mentioned earlier, NMP, NUO, NXI, NBJ and NVJ used derivative financial instruments during this period to synthetically extend duration and move them closer to our strategic duration target. Despite the fact that longer duration municipal bonds generally underperformed those with shorter durations, the use of these derivatives had a positive impact on return performance, especially in NXI and NVJ, which had greater derivative exposure. The positive impact was attributable to the fact that these derivatives provided exposure to taxable markets during a period when, in contrast to historical trends, the taxable markets and the municipal market moved in the opposite directions. As municipal market performance lagged the gains in the taxable markets, these derivatives performed well. On the other hand, the inverse floaters used by the Funds had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds during a period when shorter maturities were in favor in the market.

Credit exposure also was an important factor in performance. Because risk-averse investors generally sought higher quality investments as disruptions in the financial markets deepened, bonds with higher credit quality typically performed very well. At the same time, securities rated BBB or below and non-rated bonds generally posted poor returns. As of February 28, 2009, NUM and NMP had allocated approximately 6% and 7%, respectively, of their portfolios to bonds rated BBB and lower, while NZW had an allocation of 14% to the lower credit quality categories and non-rated bonds. Although lower-rated and non-rated bonds accounted for approximately 12% to 13% of each of the Ohio Funds' portfolios, NVJ's performance was boosted by its heavier exposure to bonds rated AAA, which comprised more than half of its portfolio. We continue to believe that lower-rated credits can offer attractive opportunities despite their generally greater risks.

During this period, pre-refunded bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the municipal market, due primarily to their shorter effective maturities, higher credit quality and perceived safety. Among these Funds, NUM, NXI and NVJ held the heaviest weightings of pre-refunded bonds. Some of the Funds also saw positive contributions from pre-refunded activity, which benefited them through price appreciation and enhanced credit quality. Additional sectors of the market that generally contributed to the Funds' returns included general obligation and other tax-supported bonds, water and sewer, education, and housing credits, particularly in Ohio where GNMA (Government National Mortgage Association) housing bonds rated AAA and backed by the federal government performed well. However, most of the Funds had lower weightings in tax-supported bonds than the market as a whole, which lessened the positive contribution from this sector.

Holdings that generally detracted from the Funds' performances included Industrial Development Bonds (IDB) and health care (including continuing care retirement community) bonds, which underperformed the overall municipal market, posting negative returns for the period. Next to the IDB sector, zero coupon bonds were among the worst performing categories in the municipal market, and the Funds were negatively impacted by their holdings of longer maturity zero coupon credits. The impact of the poor performance of lower-rated tobacco bonds was somewhat mitigated by the Funds' relatively low exposures, which ranged from less than 1% of the Michigan Funds' portfolios to approximately 2% to 4% of the Ohio Funds as of February 28, 2009.

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In this generally unfavorable investment environment, the most significant factor impacting the return of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk--especially when market conditions are as unfavorable as they were during this period. As the prices of many securities held by these Funds declined during the this time period, the negative impact of these valuation changes on common share net asset value and common shareholder total return was magnified by the use of leverage.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their position in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. During the period covered by this report, AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA (formerly XLCA) experienced one or more rating reductions by at least one or more rating agencies. At the time this report was prepared, at least one rating agency has placed each of these insurers except AGC on "negative credit watch" or "credit watch developing," which may presage one or more rating reductions for such insurer or insurers in the future. As concern increased about the balance sheets of these insurers, prices on bonds insured by these companies - especially those bonds with weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified not only between insured and uninsured bonds, but also within the insured bond category. It is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in the last shareholder report, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many or all of the Funds' auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise might have been. As noted in the last shareholder report, the Funds' Board of Director's/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares.

On January 8, 2009, thirty-five closed-end municipal funds called for redemption at par a portion of their outstanding auction rate preferred securities. This series of redemptions will collectively total $250.1 million. This new series of redemptions brings the total amount of Nuveen's municipal closed-end funds' auction rate preferred securities redemptions to nearly $2 billion of the original $11 billion outstanding.

As of February 28, 2009, NUM, NZW and NBJ have redeemed $3,100,000, $1,075,000 and $900,000 auction rate preferred shares, respectively, (3.3%, 6.7% and 3.8% of their original outstanding auction rate preferred shares of $94,000,000, $16,000,000 and $24,000,000, respectively). While the Funds' Board of Directors/Trustees and management continue to work to resolve this situation, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION

During the seven-month reporting period ended February 28, 2009, NUO, NXI, NBJ and NVJ each had one increase in their monthly dividends. The dividend of NUM remained stable throughout the reporting period, while NMP and NZW each had one dividend reduction.

Due to normal portfolio activity, common shareholders of NZW received a long-term capital gains distributions of $0.0120 at the end of December 2008.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2009, all of the Funds in this report except NZW had a positive UNII balance for both tax and financial statement purposes. NZW had a positive UNII balance for tax purposes and a negative UNII balance for financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

On July 30, 2008, the Funds' Board of Directors/Trustees approved an open-market share repurchase program under which each Fund may repurchase up to 10% of its outstanding common shares. As of February 28, 2009, NMP, NXI and NVJ repurchased 26,700, 600 and 1,700 common shares, respectively, representing approximately 0.35%, 0.01% and 0.08%, respectively, of each Fund's total common shares outstanding. Since the inception of this program, NMP, NXI, and NVJ repurchased their common shares at a weighted average price of $10.58, $11.50 and $11.82, respectively, and a weighted average discount per common share of 20.80%, 17.21% and 16.10%, respectively.

As of February 28, 2009, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

                                                   2/28/09   Seven-Month Average
                                                  Discount              Discount

NUM                                                 -21.70%              -20.11%
NMP                                                 -21.27%              -20.01%
NZW                                                 -15.13%              -17.07%
NUO                                                 -11.40%              -12.62%
NXI                                                 -12.51%              -14.81%
NBJ                                                 -11.33%              -14.80%
NVJ                                                 -14.46%              -13.82%

NUM Performance OVERVIEW | Nuveen Michigan Quality Income Municipal Fund, Inc. as of February 28, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   10.61
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   13.55
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -21.70%
--------------------------------------------------------------------------------
Market Yield                                                               6.28%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.11%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 158,717
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.09
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.84
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
7-Month (Cumulative)                                    -10.68%           -1.27%
--------------------------------------------------------------------------------
1-Year                                                   -9.71%            3.66%
--------------------------------------------------------------------------------
5-Year                                                   -2.70%            1.88%
--------------------------------------------------------------------------------
10-Year                                                   1.68%            4.56%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     36.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            22.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.8%
--------------------------------------------------------------------------------
Utilities                                                                   9.9%
--------------------------------------------------------------------------------
Water and Sewer                                                             6.3%
--------------------------------------------------------------------------------
Health Care                                                                 5.9%
--------------------------------------------------------------------------------
Other                                                                       7.9%
--------------------------------------------------------------------------------

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   45%
AA                                                                           41%
A                                                                             8%
BBB                                                                           5%
BB or Lower                                                                   1%

                                  [BAR CHART]

2008-2009 Monthly Tax-Free Dividends Per Common Share
                       Mar                        $ 0.0555
                       Apr                          0.0555
                       May                          0.0555
                       Jun                          0.0555
                       Jul                          0.0555
                       Aug                          0.0555
                       Sep                          0.0555
                       Oct                          0.0555
                       Nov                          0.0555
                       Dec                          0.0555
                       Jan                          0.0555
                       Feb                          0.0555

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

                       3/01/08                    $  12.67
                                                     12.86
                                                     12.67
                                                     12.49
                                                    12.799
                                                     12.99
                                                      13.1
                                                     13.07
                                                     13.14
                                                      13.2
                                                   13.3301
                                                     13.32
                                                     13.38
                                                     13.34
                                                     13.22
                                                     13.06
                                                     12.71
                                                     12.56
                                                     12.75
                                                     12.61
                                                     12.62
                                                   12.3601
                                                     12.34
                                                     12.27
                                                     12.31
                                                     12.22
                                                     12.36
                                                     12.46
                                                     12.25
                                                     11.56
                                                     11.29
                                                    10.666
                                                      8.23
                                                      9.46
                                                    10.835
                                                     10.64
                                                     10.64
                                                     9.958
                                                       9.2
                                                      9.69
                                                      9.01
                                                      8.47
                                                       9.1
                                                      9.47
                                                     10.09
                                                     11.15
                                                     10.84
                                                     10.57
                                                     11.05
                                                     11.23
                                                     11.23
                                                     10.52
                       2/28/09                       10.61

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NMP Performance OVERVIEW | Nuveen Michigan Premium Income Municipal Fund, Inc. as of February 28, 2009

                                   [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   33%
AA                                                                           48%
A                                                                            12%
BBB                                                                           6%
BB or Lower                                                                   1%

                                  [BAR CHART]

2008-2009 Monthly Tax-Free Dividends Per Common Share

                       Mar                        $  0.055
                       Apr                           0.055
                       May                           0.055
                       Jun                           0.055
                       Jul                           0.055
                       Aug                           0.055
                       Sep                           0.055
                       Oct                           0.053
                       Nov                           0.053
                       Dec                           0.053
                       Jan                           0.053
                       Feb                           0.053

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

                       3/01/08                    $  12.46
                                                     12.54
                                                     12.39
                                                     12.35
                                                     12.57
                                                     12.74
                                                    12.794
                                                     12.78
                                                     12.74
                                                      12.8
                                                   12.9599
                                                      12.9
                                                     13.08
                                                     13.05
                                                     13.03
                                                     12.88
                                                     12.46
                                                     12.52
                                                     12.63
                                                      12.7
                                                     12.58
                                                     12.21
                                                     12.37
                                                     12.49
                                                     12.34
                                                     12.14
                                                     12.32
                                                     12.38
                                                    12.192
                                                     11.34
                                                      11.1
                                                     10.55
                                                      7.95
                                                      9.49
                                                     10.25
                                                     10.25
                                                     10.54
                                                      9.91
                                                       9.2
                                                      9.14
                                                      8.79
                                                      8.35
                                                      8.73
                                                      9.24
                                                      9.94
                                                        11
                                                     10.55
                                                   10.3899
                                                     10.61
                                                    10.966
                                                     11.01
                                                    10.444
                       2/28/09                       10.44

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   10.44
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   13.26
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -21.27%
--------------------------------------------------------------------------------
Market Yield                                                               6.09%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.84%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 102,434
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.26
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.20
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
7-Month (Cumulative)                                    -12.57%           -1.62%
--------------------------------------------------------------------------------
1-Year                                                  -10.95%            2.53%
--------------------------------------------------------------------------------
5-Year                                                   -2.50%            1.95%
--------------------------------------------------------------------------------
10-Year                                                   2.49%            4.50%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     36.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.4%
--------------------------------------------------------------------------------
Water and Sewer                                                            11.0%
--------------------------------------------------------------------------------
Utilities                                                                  10.8%
--------------------------------------------------------------------------------
Other                                                                      13.2%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NZW Performance OVERVIEW | Nuveen Michigan Dividend Advantage Municipal Fund as of February 28, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   10.77
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   12.69
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -15.13%
--------------------------------------------------------------------------------
Market Yield                                                               6.18%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.97%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $  26,236
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.41
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.88
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
7-Month (Cumulative)                                    -14.48%           -4.20%
--------------------------------------------------------------------------------
1-Year                                                   -8.21%            0.31%
--------------------------------------------------------------------------------
5-Year                                                   -1.97%            1.35%
--------------------------------------------------------------------------------
Since Inception                                           1.21%            4.02%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     33.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            12.8%
--------------------------------------------------------------------------------
Utilities                                                                  12.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.5%
--------------------------------------------------------------------------------
Health Care                                                                10.0%
--------------------------------------------------------------------------------
Water and Sewer                                                             9.3%
--------------------------------------------------------------------------------
Other                                                                      11.5%
--------------------------------------------------------------------------------

                                  [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   41%
AA                                                                           33%
A                                                                            12%
BBB                                                                           9%
BB or Lower                                                                   1%
N/R                                                                           4%

                                  [BAR CHART]

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                       Mar                          0.0585
                       Apr                          0.0585
                       May                          0.0585
                       Jun                          0.0585
                       Jul                          0.0585
                       Aug                          0.0585
                       Sep                          0.0585
                       Oct                          0.0555
                       Nov                          0.0555
                       Dec                          0.0555
                       Jan                          0.0555
                       Feb                          0.0555

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

                       3/01/08                    $   12.5
                                                     12.82
                                                   12.7399
                                                     12.65
                                                      12.8
                                                     13.06
                                                     13.14
                                                     13.11
                                                    13.156
                                                     13.18
                                                      13.4
                                                      13.2
                                                     13.33
                                                     13.23
                                                     13.25
                                                     13.05
                                                        13
                                                      12.9
                                                     13.21
                                                      13.4
                                                      13.8
                                                    13.462
                                                      13.1
                                                      13.1
                                                      12.7
                                                     12.38
                                                      12.5
                                                     12.58
                                                     12.45
                                                      11.9
                                                    11.306
                                                     11.25
                                                       8.8
                                                      8.72
                                                      9.55
                                                     10.31
                                                   10.6001
                                                      9.84
                                                      8.82
                                                         9
                                                    8.8247
                                                      8.25
                                                       8.6
                                                      8.96
                                                      9.65
                                                     10.63
                                                      10.4
                                                     10.18
                                                     10.22
                                                   10.5499
                                                     10.57
                                                     10.32
                       2/28/09                       10.77

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2008 of $0.0120 per share.

NUO Performance OVERVIEW | Nuveen Ohio Quality Income Municipal Fund, Inc. as of February 28, 2009

                                  [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   34%
AA                                                                           32%
A                                                                            21%
BBB                                                                          10%
N/R                                                                           3%

                                  [BAR CHART]

2008-2009 Monthly Tax-Free Dividends Per Common Share

                       Mar                        $  0.055
                       Apr                           0.055
                       May                           0.055
                       Jun                           0.055
                       Jul                           0.055
                       Aug                           0.055
                       Sep                           0.056
                       Oct                           0.056
                       Nov                           0.056
                       Dec                           0.056
                       Jan                           0.056
                       Feb                           0.056

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

                       3/01/08                    $   13.9
                                                    13.827
                                                     13.75
                                                   13.5899
                                                   14.0499
                                                     14.08
                                                     13.95
                                                        14
                                                     13.92
                                                     13.89
                                                   13.9334
                                                     13.98
                                                     13.93
                                                     13.94
                                                      13.9
                                                     13.65
                                                     13.54
                                                     13.53
                                                   13.6901
                                                     13.58
                                                     13.43
                                                     13.41
                                                     13.41
                                                     13.44
                                                     13.52
                                                      13.5
                                                     13.62
                                                     13.57
                                                     13.39
                                                   13.0101
                                                   12.4101
                                                     12.01
                                                      8.47
                                                     10.71
                                                     11.71
                                                     11.67
                                                    12.132
                                                     11.79
                                                      11.3
                                                     12.33
                                                      11.4
                                                      10.7
                                                        12
                                                   11.6705
                                                     12.51
                                                     13.53
                                                     13.14
                                                      13.5
                                                      13.4
                                                     13.36
                                                     13.31
                                                     12.79
                       2/28/09                        12.9

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   12.90
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   14.56
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -11.40%
--------------------------------------------------------------------------------
Market Yield                                                               5.21%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                7.65%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 141,883
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.57
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.81
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
7-Month (Cumulative)                                    -0.71%            -0.49%
--------------------------------------------------------------------------------
1-Year                                                  -1.01%             3.66%
--------------------------------------------------------------------------------
5-Year                                                  -1.63%             2.20%
--------------------------------------------------------------------------------
10-Year                                                  2.00%             4.39%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     26.6%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            16.8%
--------------------------------------------------------------------------------
Health Care                                                                12.0%
--------------------------------------------------------------------------------
Education and Civic Organizations                                          10.3%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      8.3%
--------------------------------------------------------------------------------
Utilities                                                                   7.3%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         4.9%
--------------------------------------------------------------------------------
Other                                                                      13.8%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NXI Performance OVERVIEW | Nuveen Ohio Dividend Advantage Municipal Fund as of February 28, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   12.10
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   13.83
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -12.51%
--------------------------------------------------------------------------------
Market Yield                                                               5.45%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.00%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $  58,692
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.70
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.21
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
7-Month (Cumulative)                                    -2.08%            -0.15%
--------------------------------------------------------------------------------
1-Year                                                  -2.87%             3.99%
--------------------------------------------------------------------------------
5-Year                                                  -0.94%             2.95%
--------------------------------------------------------------------------------
Since Inception                                          2.96%             5.34%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            25.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     19.4%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      9.8%
--------------------------------------------------------------------------------
Health Care                                                                 9.0%
--------------------------------------------------------------------------------
Utilities                                                                   8.2%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         6.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           6.2%
--------------------------------------------------------------------------------
Industrials                                                                 4.3%
--------------------------------------------------------------------------------
Other                                                                      10.9%
--------------------------------------------------------------------------------

                                  [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   39%
AA                                                                           33%
A                                                                            15%
BBB                                                                           8%
N/R                                                                           5%

                                  [BAR CHART]

2008-2009 Monthly Tax-Free Dividends Per Common Share

                       Mar                        $  0.054
                       Apr                           0.054
                       May                           0.054
                       Jun                           0.054
                       Jul                           0.054
                       Aug                           0.054
                       Sep                           0.055
                       Oct                           0.055
                       Nov                           0.055
                       Dec                           0.055
                       Jan                           0.055
                       Feb                           0.055

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

                       3/01/08                    $  13.04
                                                     13.26
                                                     13.17
                                                     12.96
                                                     13.26
                                                     13.22
                                                     13.38
                                                     13.35
                                                     13.34
                                                     13.33
                                                     13.55
                                                     13.35
                                                     13.37
                                                     13.42
                                                     13.47
                                                     13.15
                                                     12.97
                                                     12.88
                                                     12.98
                                                     12.99
                                                     12.76
                                                     12.84
                                                     12.87
                                                     12.97
                                                      12.7
                                                     12.75
                                                     12.92
                                                        13
                                                     13.04
                                                     12.35
                                                     11.75
                                                     11.25
                                                      8.18
                                                    10.562
                                                    10.914
                                                     11.46
                                                    11.604
                                                     10.88
                                                     10.48
                                                     10.85
                                                      9.78
                                                      9.66
                                                      9.84
                                                     10.89
                                                     11.12
                                                     12.49
                                                   12.2699
                                                        12
                                                     12.15
                                                    12.264
                                                     12.05
                                                     11.57
                       2/28/09                        12.1

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NBJ Performance OVERVIEW | Nuveen Ohio Dividend Advantage Municipal Fund 2 as of February 28, 2009

                                  [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   32%
AA                                                                           32%
A                                                                            23%
BBB                                                                           9%
N/R                                                                           4%

                                  [BAR CHART]

2008-2009 Monthly Tax-Free Dividends Per Common Share

                       Mar                        $  0.053
                       Apr                           0.053
                       May                           0.053
                       Jun                           0.053
                       Jul                           0.053
                       Aug                           0.053
                       Sep                          0.0545
                       Oct                          0.0545
                       Nov                          0.0545
                       Dec                          0.0545
                       Jan                          0.0545
                       Feb                          0.0545

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

                       3/01/08                    $  13.08
                                                     13.12
                                                     12.89
                                                     12.67
                                                     13.04
                                                   12.9696
                                                     12.91
                                                     13.07
                                                     13.14
                                                     13.07
                                                     13.18
                                                     13.06
                                                     12.99
                                                     13.05
                                                     13.26
                                                     12.82
                                                     12.66
                                                     12.73
                                                      12.6
                                                     12.61
                                                     12.47
                                                   12.3699
                                                     12.41
                                                     12.37
                                                    12.242
                                                     12.33
                                                      12.4
                                                     12.33
                                                     12.17
                                                      11.7
                                                      11.1
                                                      10.6
                                                      7.66
                                                      9.64
                                                      9.92
                                                     10.47
                                                      10.9
                                                     10.87
                                                       9.8
                                                        11
                                                    9.6921
                                                       9.2
                                                     10.45
                                                       9.8
                                                      9.93
                                                     11.27
                                                     11.17
                                                      11.2
                                                     11.36
                                                     11.65
                                                   11.4326
                                                     11.15
                       2/28/09                       11.58

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   11.58
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   13.06
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -11.33%
--------------------------------------------------------------------------------
Market Yield                                                               5.65%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.30%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $  40,755
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.84
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.42
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
7-Month (Cumulative)                                    -3.09%            -3.01%
--------------------------------------------------------------------------------
1-Year                                                  -5.51%             1.01%
--------------------------------------------------------------------------------
5-Year                                                  -0.87%             1.82%
--------------------------------------------------------------------------------
Since Inception                                          2.11%             4.32%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/General                                                     30.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            14.9%
--------------------------------------------------------------------------------
Health Care                                                                14.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.2%
--------------------------------------------------------------------------------
Utilities                                                                   8.3%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           8.2%
--------------------------------------------------------------------------------
Industrials                                                                 5.1%
--------------------------------------------------------------------------------
Other                                                                       8.6%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NVJ Performance OVERVIEW | Nuveen Ohio Dividend Advantage Municipal Fund 3 as of February 28, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   11.95
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   13.97
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -14.46%
--------------------------------------------------------------------------------
Market Yield                                                               5.72%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.40%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $  30,127
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          13.19
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.83
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
--------------------------------------------------------------------------------
                                                    ON SHARE PRICE       ON NAV
--------------------------------------------------------------------------------
7-Month (Cumulative)                                    -4.29%             0.36%
--------------------------------------------------------------------------------
1-Year                                                  -6.57%             4.18%
--------------------------------------------------------------------------------
5-Year                                                  -0.96%             2.81%
--------------------------------------------------------------------------------
Since Inception                                          2.29%             5.17%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            28.4%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     21.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     14.1%
--------------------------------------------------------------------------------
Health Care                                                                 9.2%
--------------------------------------------------------------------------------
Utilities                                                                   6.2%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           4.1%
--------------------------------------------------------------------------------
Transportation                                                              3.9%
--------------------------------------------------------------------------------
Other                                                                      12.5%
--------------------------------------------------------------------------------

                                  [PIE CHART]

Credit Quality (as a % of total investments)(1)

AAA/U.S.
Guaranteed                                                                   52%
AA                                                                           19%
A                                                                            17%
BBB                                                                           8%
N/R                                                                           4%

                                  [BAR CHART]

2008-2009 Monthly Tax-Free Dividends Per Common Share

                       Mar                        $ 0.0555
                       Apr                          0.0555
                       May                          0.0555
                       Jun                          0.0555
                       Jul                          0.0555
                       Aug                          0.0555
                       Sep                           0.057
                       Oct                           0.057
                       Nov                           0.057
                       Dec                           0.057
                       Jan                           0.057
                       Feb                           0.057

                                  [LINE CHART]

Common Share Price Performance -- Weekly Closing Price

                       3/01/08                    $  13.99
                                                     13.78
                                                     13.48
                                                    13.178
                                                   13.5038
                                                      13.7
                                                     13.58
                                                     13.65
                                                     13.55
                                                     13.67
                                                    13.651
                                                     13.81
                                                     13.81
                                                     13.57
                                                     13.76
                                                     13.65
                                                     13.55
                                                     13.35
                                                   13.2499
                                                     13.18
                                                      12.9
                                                     12.83
                                                     12.99
                                                     12.85
                                                     12.95
                                                     12.95
                                                    13.188
                                                     13.12
                                                     12.85
                                                     12.24
                                                     11.96
                                                      11.8
                                                       8.5
                                                     10.37
                                                     11.15
                                                      12.1
                                                     11.34
                                                     11.35
                                                   11.7299
                                                     11.35
                                                     10.35
                                                     10.65
                                                     10.56
                                                      10.6
                                                        11
                                                     12.57
                                                     12.69
                                                     12.93
                                                   12.7499
                                                    12.418
                                                     12.23
                                                     11.75
                       2/28/09                       11.95

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds insured by AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN OHIO DIVIDEND ADVANTAGE MUNICIPAL FUND 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3 (the "Funds"), as of February 28, 2009, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen Michigan Dividend Advantage Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund 2 and Nuveen Ohio Dividend Advantage Municipal Fund 3 at February 28, 2009, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein in conformity with US generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
April 9, 2009

NUM | Nuveen Michigan Quality Income Municipal Fund, Inc.
    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.5% (1.0% OF TOTAL INVESTMENTS)

$      3,500   Michigan Tobacco Settlement Finance Authority, Tobacco Settlement         6/18 at 100.00         Baa3   $  2,402,400
                  Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 6.4% (4.1% OF TOTAL INVESTMENTS)

         700   Chandler Park Academy, Michigan, Public School Academy Charter School    11/15 at 100.00          BBB        434,273
                  Revenue Bonds, Series 2005, 5.125%, 11/01/35
       1,685   Michigan Higher Education Facilities Authority, Limited Obligation        9/11 at 100.00         Baa1      1,790,060
                  Revenue Refunding Bonds, Kettering University,
                  Series 2001, 5.500%, 9/01/17 - AMBAC Insured
       1,500   Michigan Higher Education Student Loan Authority, Revenue Bonds,            No Opt. Call          Aaa      1,438,650
                  Series 2000 XII-T, 5.300%, 9/01/10 - AMBAC Insured (Alternative
                  Minimum Tax)
       1,000   Michigan Higher Education Student Loan Authority, Revenue Bonds,          9/12 at 100.00           AA        848,400
                  Series 2002 XVII-G, 5.200%, 9/01/20 - AMBAC Insured (Alternative
                  Minimum Tax)
       1,115   Michigan Technological University, General Revenue Bonds, Series         10/13 at 100.00          AA-      1,142,507
                  2004A, 5.000%, 10/01/22 - MBIA Insured
               Wayne State University, Michigan, General Revenue Bonds, Series 1999:
       3,430      5.250%, 11/15/19 - FGIC Insured                                       11/09 at 101.00          AA-      3,532,111
       1,000      5.125%, 11/15/29 - FGIC Insured                                       11/09 at 101.00          AA-        995,500
------------------------------------------------------------------------------------------------------------------------------------
      10,430   Total Education and Civic Organizations                                                                   10,181,501
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 9.2% (5.9% OF TOTAL INVESTMENTS)

       2,900   Michigan Hospital Financing Authority, Revenue Bonds, Oakwood             7/17 at 100.00            A      2,096,062
                  Obligated Group, Series 2007A, 5.000%, 7/15/37
       2,700   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,        8/09 at 100.00          BB-      1,563,489
                  Detroit Medical Center Obligated Group, Series 1998A, 5.250%,
                  8/15/28
       1,000   Michigan State Hospital Finance Authority, Hospital Revenue Refunding    11/09 at 101.00         BBB+        906,550
                  Bonds, Memorial Healthcare Center Obligated Group,
                  Series 1999, 5.875%, 11/15/21
               Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea
               Community Hospital, Series 2005:
       1,025      5.000%, 5/15/30                                                        5/15 at 100.00          BBB        730,733
         500      5.000%, 5/15/37                                                        5/15 at 100.00          BBB        322,135
       1,500   Michigan State Hospital Finance Authority, Revenue Bonds, Marquette       5/15 at 100.00         Baa3      1,089,195
                  General Hospital, Series 2005A, 5.000%, 5/15/26
       1,150   Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue          9/18 at 100.00           A1      1,225,187
                  Bonds, William Beaumont Hospital, Refunding
                  Series 2009V, 8.250%, 9/01/39
       5,500   Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue         11/11 at 100.00          AA-      4,455,110
                  Bonds, William Beaumont Hospital, Series 2001M, 5.250%,
                  11/15/31 - MBIA Insured
       2,195   University of Michigan, Medical Service Plan Revenue Bonds, Series          No Opt. Call          AA+      2,128,667
                  1991, 0.000%, 12/01/10
------------------------------------------------------------------------------------------------------------------------------------
      18,470   Total Health Care                                                                                         14,517,128
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 2.5% (1.6% OF TOTAL INVESTMENTS)

       2,675   Michigan Housing Development Authority, FNMA Limited Obligation          12/20 at 101.00          AAA      2,561,767
                  Multifamily Housing Revenue Bonds, Parkview Place Apartments,
                  Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)
         215   Michigan Housing Development Authority, Rental Housing Revenue Bonds,     4/09 at 101.00           AA        194,259
                  Series 1999A, 5.300%, 10/01/37 - MBIA Insured
                  (Alternative Minimum Tax)

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY (continued)

$      1,300   Michigan Housing Development Authority, Rental Housing Revenue Bonds,     7/15 at 100.00          AAA   $  1,216,579
                  Series 2006D, 5.125%, 4/01/31 - FSA Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

       4,190   Total Housing/Multifamily                                                                                  3,972,605
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 0.5% (0.3% OF TOTAL INVESTMENTS)

       1,000   Michigan State Hospital Finance Authority, Revenue Bonds,                 5/15 at 100.00          N/R        641,530
                  Presbyterian Villages of Michigan Obligated Group,
                  Series 2005, 5.250%, 11/15/25
         200   Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds,      7/09 at 100.00          BBB        155,678
                  Porter Hills Presbyterian Village, Series 1998, 5.375%, 7/01/28
------------------------------------------------------------------------------------------------------------------------------------
       1,200   Total Long-Term Care                                                                                         797,208
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

       1,250   Dickinson County Economic Development Corporation, Michigan,             11/14 at 100.00          BBB        910,188
                  Pollution Control Revenue Bonds, International Paper Company,
                  Series 2004A, 4.800%, 11/01/18
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 56.8% (36.7% OF TOTAL INVESTMENTS)

       1,000   Anchor Bay School District, Macomb and St. Clair Counties, Michigan,      5/12 at 100.00          AA-      1,006,050
                  General Obligation Refunding Bonds, Series 2002, 5.000%, 5/01/25
               Anchor Bay School District, Macomb and St. Clair Counties, Michigan,
               Unlimited Tax General Obligation Refunding Bonds, Series 2001:
       2,500      5.000%, 5/01/21                                                        5/11 at 100.00          AAA      2,551,775
       3,200      5.000%, 5/01/29                                                        5/11 at 100.00          AAA      3,183,680
       1,000   Ann Arbor, Michigan, General Obligation Bonds, Court & Police             5/18 at 100.00          AA+        992,340
                  Facilities Capital Improvement Series 2008, 5.000%, 5/01/38
       1,320   Bridgeport Spaulding Community School District, Saginaw County,           5/12 at 100.00          AA-      1,440,793
                  Michigan, General Obligation Bonds, Series 2002, 5.500%, 5/01/16
       2,110   Caledonia Community Schools, Kent, Allegan and Barry Counties,            5/13 at 100.00          AA-      2,248,289
                  Michigan, General Obligation Bonds, Series 2003, 5.250%, 5/01/20
       1,000   Caledonia Community Schools, Kent, Allegan and Barry Counties,            5/15 at 100.00          AA-      1,011,420
                  Michigan, General Obligation Bonds, Series 2005, 5.000%,
                  5/01/25 - MBIA Insured
       2,319   Caledonia Community Schools, Kent, Allegan and Barry Counties,            5/17 at 100.00          AA-      2,080,955
                  Michigan, General Obligation Bonds, Tender Option Bond Trust
                  2008-1096, 7.067%, 5/01/32 - MBIA Insured (IF)
       2,000   Detroit City School District, Wayne County, Michigan, General               No Opt. Call          AA-      2,172,000
                  Obligation Bonds, Series 2002A, 6.000%, 5/01/19 - FGIC Insured
         285   East Grand Rapids Public Schools, County of Kent, State of Michigan,      5/11 at 100.00           AA        285,473
                  General Obligation Bonds, Series 2001, Refunding, 5.125%, 5/01/29
               Grand Rapids and Kent County Joint Building Authority, Michigan,
               Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
       8,900      0.000%, 12/01/25                                                         No Opt. Call          AAA      3,758,381
       3,000      0.000%, 12/01/26                                                         No Opt. Call          AAA      1,180,650
       5,305      0.000%, 12/01/29                                                         No Opt. Call          AAA      1,703,913
       1,700   Grand Rapids, Michigan, General Obligation Bonds, Series 2007,            9/17 at 100.00           AA      1,728,271
                  5.000%, 9/01/27 - MBIA Insured
       2,000   Hartland Consolidated School District, Livingston County, Michigan,       5/11 at 100.00          AA-      2,003,320
                  General Obligation Refunding Bonds, Series 2001, 5.125%, 5/01/29
       1,400   Howell Public Schools, Livingston County, Michigan, General              11/13 at 100.00          AA-      1,448,846
                  Obligation Bonds, Series 2003, 5.000%, 5/01/21
       1,065   Jackson Public Schools, Jackson County, Michigan, General Obligation      5/14 at 100.00          AAA      1,100,209
                  School Building and Site Bonds, Series 2004, 5.000%,
                  5/01/22 - FSA Insured
       1,935   Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series      5/16 at 100.00          AAA      1,986,142
                  2006, 5.000%, 5/01/25 - FSA Insured
         200   L'Anse Creuse Public Schools, Macomb County, Michigan, General            5/15 at 100.00          AAA        194,858
                  Obligation Bonds, Series 2005, 5.000%, 5/01/35 - FSA Insured

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$      2,505   Lincoln Consolidated School District, Washtenaw and Wayne Counties,       5/16 at 100.00          AA-   $  2,537,540
                  Michigan, General Obligation Bonds, Series 2006, 5.000%,
                  5/01/25 - MBIA Insured
       2,810   Livonia Public Schools, Wayne County, Michigan, General Obligation        5/14 at 100.00          AA-      2,937,405
                  Bonds, Series 2004A, 5.000%, 5/01/21 - MBIA Insured
         865   Lowell Area Schools, Counties of Ionia and Kent, Michigan, General        5/17 at 100.00          AAA        839,500
                  Obligation Bonds, Series 2007, 5.000%, 5/01/37 - FSA Insured
       1,500   Marshall Public Schools, Calhoun County, Michigan, General Obligation     5/17 at 100.00          AA-      1,482,510
                  Bonds, Series 2007, 5.000%, 5/01/30 - SYNCORA GTY Insured
       2,100   Michigan Municipal Bond Authority, General Obligation Bonds, Detroit      6/15 at 100.00          AAA      2,263,380
                  City School District, Series 2005, 5.000%, 6/01/18 - FSA Insured
       4,000   Michigan, General Obligation Bonds, Environmental Protection Program,     5/13 at 100.00          AA-      4,079,240
                  Series 2003A, 5.250%, 5/01/20
       2,500   Montrose School District, Michigan, School Building and Site Bonds,         No Opt. Call          AA-      2,935,850
                  Series 1997, 6.000%, 5/01/22 - MBIA Insured
       1,100   Muskegon County, Michigan, Limited Tax General Obligation Wastewater      7/11 at 100.00          AA-      1,106,204
                  Management System 2 Revenue Bonds, Series 2002, 5.000%, 7/01/26 -
                  FGIC Insured
       1,000   Oakland County Building Authority, Michigan, General Obligation           9/11 at 100.00          AAA      1,031,110
                  Bonds, Series 2002, 5.125%, 9/01/22
       2,250   Oakland Intermediate School District, Oakland County, Michigan,           5/17 at 100.00          AAA      2,236,590
                  General Obligation Bonds, Series 2007, 5.000%, 5/01/36 - FSA
                  Insured
       1,595   Oakridge Public Schools, Muskegon County, Michigan, General               5/15 at 100.00          AA-      1,657,540
                  Obligation Bonds, Series 2005, 5.000%, 5/01/22 - MBIA Insured
               Ottawa County, Michigan, Water Supply System, General Obligation
               Bonds, Series 2007:
       4,330      5.000%, 8/01/26 - MBIA Insured                                         8/17 at 100.00          Aa1      4,429,677
       1,120      5.000%, 8/01/30 - MBIA Insured                                         8/17 at 100.00          Aa1      1,124,547
       1,245   Parchment School District, Kalamazoo County, Michigan, General            5/17 at 100.00          AAA      1,044,941
                  Obligation Bonds, Tender Option Bond Trust 2836, 10.052%,
                  5/01/36 - FSA Insured (IF)
       4,340   Plymouth-Canton Community School District, Wayne and Washtenaw            5/14 at 100.00          AA-      4,366,648
                  Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%,
                  5/01/26 - FGIC Insured
       1,000   Rockford Public Schools, Kent County, Michigan, General Obligation        5/18 at 100.00          AAA        976,620
                  Bonds, Series 2008, 5.000%, 5/01/33 - FSA Insured
       3,175   South Redford School District, Wayne County, Michigan, General            5/15 at 100.00          AA-      3,142,044
                  Obligation Bonds, School Building and Site, Series 2005, 5.000%,
                  5/01/30 - MBIA Insured
       1,655   Southfield Library Building Authority, Michigan, General Obligation       5/15 at 100.00          AA+      1,684,525
                  Bonds, Series 2005, 5.000%, 5/01/26 - MBIA Insured
       2,200   Thornapple Kellogg School District, Barry County, Michigan, General       5/17 at 100.00          AA-      2,152,568
                  Obligation Bonds, Series 2007, 5.000%, 5/01/32 - MBIA Insured
       2,000   Trenton Public Schools District, Michigan, General Obligation Bonds,      5/18 at 100.00          AAA      1,952,280
                  Series 2008, 5.000%, 5/01/34 - FSA Insured
       2,275   Troy City School District, Oakland County, Michigan, General              5/16 at 100.00          Aa2      2,477,339
                  Obligation Bonds, Series 2006, 5.000%, 5/01/19 - MBIA Insured
               Van Dyke Public Schools, Macomb County, Michigan, General Obligation
               Bonds, School Building and Site, Series 2008:
         310      5.000%, 5/01/31 - FSA Insured                                          5/18 at 100.00          AAA        304,677
         575      5.000%, 5/01/38 - FSA Insured                                          5/18 at 100.00          AAA        557,790
       5,000   Wayne County, Michigan, Limited Tax General Obligation Airport Hotel     12/11 at 101.00          AA-      5,015,749
                  Revenue Bonds, Detroit Metropolitan Wayne County Airport,
                  Series 2001A, 5.000%, 12/01/21 - MBIA Insured
       3,350   Wayne Westland Community Schools, Michigan, General Obligation Bonds,    11/14 at 100.00          AAA      3,712,370
                  Series 2004, 5.000%, 5/01/17 - FSA Insured

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$      1,725   Williamston Community School District, Michigan, Unlimited Tax              No Opt. Call          AA-   $  1,963,533
                  General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 -
                  MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      98,764   Total Tax Obligation/General                                                                              90,089,542
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 16.7% (10.8% OF TOTAL INVESTMENTS)

       1,000   Grand Rapids Building Authority, Kent County, Michigan, Limited Tax         No Opt. Call           AA      1,091,180
                  General Obligation Bonds, Series 1998, 5.000%, 4/01/16
       1,345   Grand Rapids Building Authority, Kent County, Michigan, Limited Tax      10/11 at 100.00           AA      1,358,746
                  General Obligation Bonds, Series 2001, 5.125%, 10/01/26 - MBIA
                  Insured
               Michigan Building Authority, Revenue Bonds, Series 2006IA:
       7,000      0.000%, 10/15/27 - FGIC Insured                                        10/16 at 58.27          AAA      2,230,900
       6,200      0.000%, 10/15/28 - FGIC Insured                                        10/16 at 55.35          AAA      1,826,086
       4,440      5.000%, 10/15/36 - FGIC Insured                                       10/16 at 100.00          AA-      4,026,947
          40   Michigan Municipal Bond Authority, Local Government Loan Program          5/09 at 100.00            A         40,174
                  Revenue Sharing Bonds, Series 1992D, 6.650%, 5/01/12
       2,135   Michigan State Building Authority, Revenue Bonds, Facilities Program,    10/15 at 100.00           A+      1,946,202
                  Series 2005II, 5.000%, 10/15/33 - AMBAC Insured
               Michigan State Building Authority, Revenue Refunding Bonds,
                  Facilities Program, Series 2003II:
       5,100      5.000%, 10/15/22 - MBIA Insured                                       10/13 at 100.00          AA-      5,226,733
       5,000      5.000%, 10/15/23 - MBIA Insured                                       10/13 at 100.00          AA-      5,080,249
       3,500   Michigan State Trunk Line, Fund Refunding Bonds, Series 2002, 5.250%,    10/12 at 100.00          AAA      3,715,775
                  10/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      35,760   Total Tax Obligation/Limited                                                                              26,542,992
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 0.7% (0.5% OF TOTAL INVESTMENTS)

       1,000   Capital Region Airport Authority, Michigan, Revenue Refunding Bonds,      7/12 at 100.00          AA-        940,570
                  Series 2002, 5.250%, 7/01/21 - MBIA Insured (Alternative
                  Minimum Tax)
         200   Kent County, Michigan, Airport Revenue Bonds, Series 1999, 5.000%,        1/10 at 100.00          AAA        200,660
                  1/01/25
------------------------------------------------------------------------------------------------------------------------------------
       1,200   Total Transportation                                                                                       1,141,230
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 34.7% (22.5% OF TOTAL INVESTMENTS) (4)

         690   Anchor Bay School District, Macomb and St. Clair Counties, Michigan,      5/09 at 100.00      AA- (4)        696,721
                  General Obligation Bonds, Series 1999I, 6.000%, 5/01/29
                  (Pre-refunded 5/01/09) - FGIC Insured
       1,200   Birmingham, Michigan, General Obligation Bonds, Series 2002, 5.000%,     10/12 at 100.50          AAA      1,347,384
                  10/01/20 (Pre-refunded 10/01/12)
         935   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue           7/13 at 100.00          AAA      1,055,091
                  Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded 7/01/13) - FSA
                  Insured
               Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds,
               Series 2001A:
       3,400      5.750%, 7/01/28 (Pre-refunded 7/01/11) - FGIC Insured                  7/11 at 101.00       A+ (4)      3,756,490
         770      5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                  7/11 at 100.00       A+ (4)        834,495
         730      5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured                  7/11 at 100.00       A+ (4)        792,379
               Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds,
                  Series 2003A:
       4,025      5.000%, 7/01/24 (Pre-refunded 7/01/13) - MBIA Insured                  7/13 at 100.00       AA (4)      4,527,642
       1,500      5.000%, 7/01/25 (Pre-refunded 7/01/13) - MBIA Insured                  7/13 at 100.00       AA (4)      1,687,320
       1,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series         1/10 at 101.00          Aaa      1,053,120
                  1999A, 5.875%, 7/01/27 (Pre-refunded 1/01/10) - FGIC Insured
       1,085   Freeland Community School District, Saginaw, Midland and Bay              5/10 at 100.00      AA- (4)      1,141,594
                  Counties, Michigan, General Obligation Bonds, Series 2000, 5.250%,
                  5/01/19 (Pre-refunded 5/01/10)
       2,000   Lake Fenton Community Schools, Genesee County, Michigan, General          5/12 at 100.00      AA- (4)      2,210,800
                  Obligation Bonds, Series 2002, 5.000%, 5/01/24 (Pre-refunded
                  5/01/12)
       1,790   Lansing Building Authority, Michigan, General Obligation Bonds,           6/13 at 100.00      AA+ (4)      2,024,526
                  Series 2003A, 5.000%, 6/01/26 (Pre-refunded 6/01/13) - MBIA Insured

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$      3,880   Mayville Community Schools, Tuscola County, Michigan, General            11/14 at 100.00      AA- (4)   $  4,467,510
                  Obligation Bonds, School Building and Site Project, Series 2004,
                  5.000%, 5/01/34 (Pre-refunded 11/01/14) - FGIC Insured
         250   Michigan South Central Power Agency, Power Supply System Revenue            No Opt. Call       A3 (4)        272,988
                  Bonds, Series 2000, 6.000%, 5/01/12 (ETM)
               Michigan State Hospital Finance Authority, Hospital Revenue Bonds,
               Ascension Health Credit Group, Series 1999A:
       1,000      6.125%, 11/15/23 (Pre-refunded 11/15/09) - MBIA Insured               11/09 at 101.00      Aa1 (4)      1,050,030
         500      6.125%, 11/15/26 (Pre-refunded 11/15/09)                              11/09 at 101.00          AAA        525,015
       3,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,       11/09 at 101.00       A1 (4)      3,141,600
                  Henry Ford Health System, Series 1999A, 6.000%, 11/15/24
                  (Pre-refunded 11/15/09)
       1,500   Michigan State Hospital Finance Authority, Hospital Revenue Refunding     3/13 at 100.00       A1 (4)      1,720,755
                  Bonds, Henry Ford Health System, Series 2003A, 5.625%, 3/01/17
                  (Pre-refunded 3/01/13)
               Michigan State Hospital Finance Authority, Hospital Revenue Refunding
               Bonds, Mercy Mt. Clemens Corporation Obligated Group, Series 1999A:
       3,385      5.750%, 5/15/17 (Pre-refunded 5/15/09) - MBIA Insured                  5/09 at 101.00       AA (4)      3,455,171
         500      5.750%, 5/15/29 (Pre-refunded 5/15/09) - MBIA Insured                  5/09 at 101.00      AA- (4)        510,365
       1,000   Michigan State Hospital Finance Authority, Hospital Revenue Refunding    11/09 at 101.00        A (4)      1,048,090
                  Bonds, OSF Healthcare System, Series 1999, 6.125%, 11/15/19
                  (Pre-refunded 11/15/09)
       3,460   Michigan State Hospital Finance Authority, Hospital Revenue Refunding     5/09 at 100.50          Aaa      3,503,112
                  Bonds, St. John's Health System, Series 1998A, 5.000%,
                  5/15/28 - AMBAC Insured (ETM)
       1,000   Michigan State Trunk Line, Fund Bonds, Series 2001A, 5.000%, 11/01/25    11/11 at 100.00          AAA      1,094,270
                  (Pre-refunded 11/01/11) - FSA Insured
       2,000   Michigan, Certificates of Participation, Series 2000, 5.500%, 6/01/27     6/10 at 100.00        A (4)      2,111,200
                  (Pre-refunded 6/01/10) - AMBAC Insured
         700   Muskegon Heights, Muskegon County, Michigan, Water Supply System         11/10 at 100.00     Baa1 (4)        752,598
                  Revenue Bonds, Series 2000A, 5.625%, 11/01/30 (Pre-refunded
                  11/01/10) - MBIA Insured
       1,125   Puerto Rico Highway and Transportation Authority, Highway Revenue         7/10 at 101.00      BBB (4)      1,201,489
                  Bonds, Series 2000B, 6.000%, 7/01/39 (Pre-refunded 7/01/10)
               Puerto Rico Public Finance Corporation, Commonwealth Appropriation
               Bonds, Series 2002E:
          85      6.000%, 8/01/26 (ETM)                                                    No Opt. Call     BBB- (4)         98,876
         915      6.000%, 8/01/26 (ETM)                                                    No Opt. Call          AAA      1,064,374
       4,100   Puerto Rico, Highway Revenue Bonds, Highway and Transportation            7/16 at 100.00          Aaa      4,943,369
                  Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)
       1,000   Rochester Community School District, Oakland and Macomb Counties,         5/10 at 100.00      AA- (4)      1,056,670
                  Michigan, General Obligation Bonds, Series 2000I, 5.750%, 5/01/19
                  (Pre-refunded 5/01/10) - FGIC Insured
         800   Romulus Community Schools, Wayne County, Michigan, Unlimited Tax          5/09 at 100.00      AA- (4)        807,480
                  General Obligation School
               Building and Site Bonds, Series 1999, 5.750%, 5/01/25 (Pre-refunded
                  5/01/09) - FGIC Insured
       1,050   Warren Consolidated School District, Macomb and Oakland Counties,        11/11 at 100.00          AAA      1,159,295
                  Michigan, General Obligation Bonds, Series 2001, 5.375%, 5/01/19
                  (Pre-refunded 11/01/11) - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      50,375   Total U.S. Guaranteed                                                                                     55,111,819
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 15.2% (9.9% OF TOTAL INVESTMENTS)

       5,000   Lansing Board of Water and Light, Michigan, Steam and Electric            7/18 at 100.00          AA-      4,891,799
                  Utility System Revenue Bonds, Series 2008A, 5.000%, 7/01/32
       3,000   Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1         1/12 at 100.00            A      3,012,360
                  Project, Series 2001A, 5.250%, 1/01/27 - AMBAC Insured
       3,225   Michigan South Central Power Agency, Power Supply System Revenue            No Opt. Call           A3      3,279,954
                  Bonds, Series 2000, 6.000%, 5/01/12
       1,000   Michigan Strategic Fund, Collateralized Limited Obligation Pollution      9/09 at 102.00          AA-        819,000
                  Control Revenue Refunding Bonds, Detroit Edison Company,
                  Series 1999A, 5.550%, 9/01/29 - MBIA Insured (Alternative
                  Minimum Tax)

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES (continued)

$      4,000   Michigan Strategic Fund, Collateralized Limited Obligation Pollution      9/11 at 100.00           A-   $  3,782,920
                  Control Revenue Refunding Bonds, Detroit Edison Company,
                  Series 2001C, 5.450%, 9/01/29
       2,050   Michigan Strategic Fund, Limited Obligation Pollution Control Revenue       No Opt. Call         Baa1      2,099,692
                  Refunding Bonds, Detroit Edison Company, Series 1995CC, 4.850%,
                  9/01/30 (Mandatory put 9/01/11) - AMBAC Insured
       3,630   Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds,        No Opt. Call            A      3,940,075
                  Detroit Edison Company, Series 1991BB, 7.000%, 5/01/21 - AMBAC
                  Insured
       3,000   Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds,     12/12 at 100.00         Baa1      2,335,500
                  Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 -
                  SYNCORA GTY Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      24,905   Total Utilities                                                                                           24,161,300
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 9.8% (6.3% OF TOTAL INVESTMENTS)

       5,500   Detroit Water Supply System, Michigan, Water Supply System Revenue        7/16 at 100.00          AAA      4,683,305
                  Bonds, Series 2006A, 5.000%, 7/01/34 - FSA Insured
       1,500   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue             No Opt. Call          AA-      1,362,510
                  Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured
         565   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue           7/13 at 100.00          AAA        588,097
                  Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured
       1,500   Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds,         7/13 at 100.00          AA-      1,352,970
                  Series 2003A, 5.000%, 7/01/25 - MBIA Insured
         675   Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series       1/18 at 100.00          AA+        669,857
                  2008, 5.000%, 1/01/38
       4,210   Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue    10/14 at 100.00          AAA      4,634,663
                  Bonds, Series 2004, 5.000%, 10/01/19
       1,150   Michigan Municipal Bond Authority, Drinking Water Revolving Fund         10/14 at 100.00          AAA      1,190,066
                  Revenue Bonds, Series 2004, 5.000%, 10/01/23
       1,000   Michigan Municipal Bond Authority, Water Revolving Fund Revenue          10/17 at 100.00          AAA      1,042,150
                  Bonds, Series 2007, 5.000%, 10/01/24
------------------------------------------------------------------------------------------------------------------------------------
      16,100   Total Water and Sewer                                                                                     15,523,618
------------------------------------------------------------------------------------------------------------------------------------
$    266,144   Total Investments (cost $248,570,756) - 154.6%                                                           245,351,531
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.7%                                                                       4,264,969
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (57.3)% (5)                                                     (90,900,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                           $158,716,500
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.0%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NMP | Nuveen Michigan Premium Income Municipal Fund, Inc.
    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.1% (0.7% OF TOTAL INVESTMENTS)

$      1,650   Michigan Tobacco Settlement Finance Authority, Tobacco Settlement         6/18 at 100.00         Baa3   $  1,132,560
                  Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 5.3% (3.5% OF TOTAL INVESTMENTS)

         440   Chandler Park Academy, Michigan, Public School Academy Charter School    11/15 at 100.00          BBB        272,972
                  Revenue Bonds, Series 2005, 5.125%, 11/01/35
       2,000   Michigan Higher Education Student Loan Authority, Revenue Bonds,          9/12 at 100.00           AA      1,696,800
                  Series 2002 XVII-G, 5.200%, 9/01/20 - AMBAC Insured (Alternative
                  Minimum Tax)
       3,500   Wayne State University, Michigan, General Revenue Bonds, Series 1999,    11/09 at 101.00          AA-      3,484,250
                  5.125%, 11/15/29 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,940   Total Education and Civic Organizations                                                                    5,454,022
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 4.9% (3.3% OF TOTAL INVESTMENTS)

       1,800   Michigan Hospital Financing Authority, Revenue Bonds, Oakwood             7/17 at 100.00            A      1,301,004
                  Obligated Group, Series 2007A, 5.000%, 7/15/37
               Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea
               Community Hospital, Series 2005:
         425      5.000%, 5/15/25                                                        5/15 at 100.00          BBB        327,705
         150      5.000%, 5/15/30                                                        5/15 at 100.00          BBB        106,937
       1,005   Michigan State Hospital Finance Authority, Revenue Bonds, Marquette       5/15 at 100.00         Baa3        729,761
                  General Hospital, Series 2005A, 5.000%, 5/15/26
               Michigan State Hospital Finance Authority, Revenue Refunding Bonds,
               Detroit Medical Center Obligated Group, Series 1993A:
       2,000      6.250%, 8/15/13                                                        8/09 at 100.00          BB-      1,912,700
         500      6.500%, 8/15/18                                                        8/09 at 100.00          BB-        420,745
         250   Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue          9/18 at 100.00           A1        266,345
                  Bonds, William Beaumont Hospital, Refunding Series 2009V,
                  8.250%, 9/01/39
------------------------------------------------------------------------------------------------------------------------------------
       6,130   Total Health Care                                                                                          5,065,197
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 7.2% (4.8% OF TOTAL INVESTMENTS)

         895   Michigan Housing Development Authority, GNMA Collateralized Limited       4/12 at 102.00          Aaa        843,690
                  Obligation Multifamily Housing Revenue Bonds, Burkshire Pointe
                  Apartments, Series 2002A, 5.400%, 10/20/32 (Alternative Minimum Tax)
       1,500   Michigan Housing Development Authority, Limited Obligation Revenue        4/09 at 100.00          AAA      1,501,605
                  Bonds, Breton Village Green Project, Series 1993, 5.625%,
                  10/15/18 - FSA Insured
       2,235   Michigan Housing Development Authority, Limited Obligation Revenue        4/09 at 100.00          AAA      2,256,612
                  Bonds, Walled Lake Villa Project, Series 1993, 6.000%,
                  4/15/18 - FSA Insured
         800   Michigan Housing Development Authority, Rental Housing Revenue Bonds,     7/15 at 100.00          AAA        748,664
                  Series 2006D, 5.125%, 4/01/31 - FSA Insured (Alternative Minimum Tax)
               Mt. Clemens Housing Corporation, Michigan, FHA-Insured Section 8
               Assisted Multifamily Housing Revenue Refunding Bonds, Clinton Place
               Project, Series 1992A:
         535      6.600%, 6/01/13                                                        6/09 at 100.00          AAA        536,332
       1,500      6.600%, 6/01/22                                                        6/09 at 100.00          AAA      1,501,740
------------------------------------------------------------------------------------------------------------------------------------
       7,465   Total Housing/Multifamily                                                                                  7,388,643
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               LONG-TERM CARE - 0.4% (0.3% OF TOTAL INVESTMENTS)

$        665   Michigan State Hospital Finance Authority, Revenue Bonds,                 5/15 at 100.00          N/R   $    426,617
                  Presbyterian Villages of Michigan Obligated Group,
                  Series 2005, 5.250%, 11/15/25
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 0.8% (0.5% OF TOTAL INVESTMENTS)

       1,050   Dickinson County Economic Development Corporation, Michigan,             11/14 at 100.00          BBB        764,558
                  Pollution Control Revenue Bonds, International Paper Company,
                  Series 2004A, 4.800%, 11/01/18
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 55.1% (36.2% OF TOTAL INVESTMENTS)

       1,475   Anchor Bay School District, Macomb and St. Clair Counties, Michigan,     11/13 at 100.00          AA-      1,526,463
                  General Obligation Bonds, Series 2003, 5.000%, 5/01/21
       2,500   Anchor Bay School District, Macomb and St. Clair Counties, Michigan,      5/11 at 100.00          AAA      2,551,775
                  Unlimited Tax General Obligation Refunding Bonds,
                  Series 2001, 5.000%, 5/01/21
       1,000   Ann Arbor, Michigan, General Obligation Bonds, Court & Police             5/18 at 100.00          AA+        992,340
                  Facilities Capital Improvement Series 2008, 5.000%, 5/01/38
       2,250   Caledonia Community Schools, Kent, Allegan and Barry Counties,            5/15 at 100.00          AA-      2,267,325
                  Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/26 -
                  MBIA Insured
       1,501   Caledonia Community Schools, Kent, Allegan and Barry Counties,            5/17 at 100.00          AA-      1,346,922
                  Michigan, General Obligation Bonds, Tender Option Bond Trust
                  2008-1096, 7.067%, 5/01/32 - MBIA Insured (IF)
               Detroit City School District, Wayne County, Michigan, General
               Obligation Bonds, Series 2002A:
       1,815      6.000%, 5/01/20 - FGIC Insured                                           No Opt. Call          AA-      2,037,537
         750      6.000%, 5/01/21 - FGIC Insured                                           No Opt. Call          AA-        828,923
       2,500   Detroit City School District, Wayne County, Michigan, General             5/13 at 100.00           AA      2,456,250
                  Obligation Bonds, Series 2003B, 5.000%, 5/01/23 - FGIC Insured
       7,000   Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General     8/09 at 100.00          AA-      6,919,640
                  Obligation Building Authority Stadium Bonds, Series 1997, 5.250%,
                  2/01/27 - FGIC Insured
         860   Grand Rapids, Michigan, General Obligation Bonds, Series 2007,            9/17 at 100.00           AA        893,015
                  5.000%, 9/01/24 - MBIA Insured
       1,500   Hartland Consolidated School District, Livingston County, Michigan,       5/11 at 100.00          AA-      1,502,490
                  General Obligation Refunding Bonds, Series 2001, 5.125%, 5/01/29
       1,650   Holly Area School District, Oakland County, Michigan, General             5/16 at 100.00          AA-      1,642,113
                  Obligation Bonds, Series 2006, 5.125%, 5/01/32 - MBIA Insured
       2,000   Howell Public Schools, Livingston County, Michigan, General              11/13 at 100.00          AA-      2,060,340
                  Obligation Bonds, Series 2003, 5.000%, 5/01/22
       1,250   Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series      5/16 at 100.00          AAA      1,283,038
                  2006, 5.000%, 5/01/25 - FSA Insured
         500   Lansing School District, Ingham County, Michigan, General Obligation      5/14 at 100.00          AA-        516,530
                  Bonds, Series 2004, 5.000%, 5/01/22
       1,000   Livonia Public Schools, Wayne County, Michigan, General Obligation        5/14 at 100.00          AA-      1,045,340
                  Bonds, Series 2004A, 5.000%, 5/01/21 - MBIA Insured
         865   Lowell Area Schools, Counties of Ionia and Kent, Michigan, General        5/17 at 100.00          AAA        839,500
                  Obligation Bonds, Series2007, 5.000%, 5/01/37 - FSA Insured
         425   Marshall Public Schools, Calhoun County, Michigan, General Obligation     5/17 at 100.00          AA-        420,045
                  Bonds, Series 2007, 5.000%, 5/01/30 - SYNCORA GTY Insured
       1,000   Michigan Municipal Bond Authority, General Obligation Bonds, Detroit      6/15 at 100.00          AAA      1,077,800
                  City School District, Series 2005, 5.000%, 6/01/18 - FSA Insured
               Michigan, General Obligation Bonds, Environmental Protection Program,
               Series 2003A:
       1,000      5.250%, 5/01/20                                                        5/13 at 100.00          AA-      1,019,810
       2,000      5.250%, 5/01/21                                                        5/13 at 100.00          AA-      2,026,760
       1,450   Oakland Intermediate School District, Oakland County, Michigan,           5/17 at 100.00          AAA      1,441,358
                  General Obligation Bonds, Series 2007, 5.000%, 5/01/36 - FSA
                  Insured
       3,500   Ottawa County, Michigan, Water Supply System, General Obligation          8/17 at 100.00          Aa1      3,514,210
                  Bonds, Series 2007, 5.000%, 8/01/30 - MBIA Insured

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$      1,100   Oxford Area Community Schools, Oakland and Lapeer Counties, Michigan,     5/14 at 100.00          AAA   $  1,121,879
                  General Obligation Bonds, Series 2004, 5.000%, 5/01/25 - FSA Insured
         805   Parchment School District, Kalamazoo County, Michigan, General            5/17 at 100.00          AAA        675,645
                  Obligation Bonds, Tender Option Bond Trust 2836, 10.052%,
                  5/01/36 - FSA Insured (IF)
       1,000   Rockford Public Schools, Kent County, Michigan, General Obligation        5/15 at 100.00          AAA      1,004,150
                  Bonds, Series 2005, 5.000%, 5/01/27 - FSA Insured
       1,000   Rockford Public Schools, Kent County, Michigan, General Obligation        5/18 at 100.00          AAA        976,620
                  Bonds, Series 2008, 5.000%, 5/01/33 - FSA Insured
       1,100   Thornapple Kellogg School District, Barry County, Michigan, General       5/17 at 100.00          AA-      1,076,284
                  Obligation Bonds, Series 2007, 5.000%, 5/01/32 - MBIA Insured
       1,500   Trenton Public Schools District, Michigan, General Obligation Bonds,      5/18 at 100.00          AAA      1,464,210
                  Series 2008, 5.000%, 5/01/34 - FSA Insured
       1,350   Van Dyke Public Schools, Macomb County, Michigan, General Obligation      5/18 at 100.00          AAA      1,309,595
                  Bonds, School Building and Site, Series 2008, 5.000%, 5/01/38 -
                  FSA Insured
       2,830   Warren Consolidated School District, Macomb and Oakland Counties,         5/13 at 100.00           AA      3,015,478
                  Michigan, General Obligation Refunding Bonds, Series 2003,
                  5.250%, 5/01/20
               Wayne County, Michigan, Limited Tax General Obligation Airport Hotel
               Revenue Bonds, Detroit Metropolitan Wayne County Airport,
               Series 2001A:
       1,500      5.500%, 12/01/18 - MBIA Insured                                       12/11 at 101.00          AA-      1,555,605
       4,435      5.000%, 12/01/30 - MBIA Insured                                       12/11 at 101.00          AA-      3,999,173
------------------------------------------------------------------------------------------------------------------------------------
      56,411   Total Tax Obligation/General                                                                              56,408,163
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 21.9% (14.4% OF TOTAL INVESTMENTS)

       2,880   Michigan Building Authority, Revenue Bonds, Series 2006IA, 5.000%,       10/16 at 100.00          AA-      2,612,074
                  10/15/36 - FGIC Insured
               Michigan State Building Authority, Revenue Bonds, Facilities Program,
               Series 2001I:
       2,570      5.500%, 10/15/19                                                      10/11 at 100.00           A+      2,640,135
       6,500      5.000%, 10/15/24                                                      10/11 at 100.00           A+      6,443,970
       1,600   Michigan State Building Authority, Revenue Bonds, Facilities Program,    10/15 at 100.00           A+      1,474,720
                  Series 2005II, 5.000%, 10/15/30 - AMBAC Insured
               Michigan State Building Authority, Revenue Refunding Bonds,
               Facilities Program, Series 2003II:
       5,000      5.000%, 10/15/22 - MBIA Insured                                       10/13 at 100.00          AA-      5,124,250
       2,480      5.000%, 10/15/23 - MBIA Insured                                       10/13 at 100.00          AA-      2,519,804
       1,500   Michigan, Comprehensive Transportation Revenue Refunding Bonds,          11/11 at 100.00          AAA      1,576,185
                  Series 2001A, 5.000%, 11/01/19 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
      22,530   Total Tax Obligation/Limited                                                                              22,391,138
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 0.2% (0.1% OF TOTAL INVESTMENTS)

         200   Kent County, Michigan, Airport Revenue Bonds, Series 1999, 5.000%,        1/10 at 100.00          AAA        200,660
                  1/01/25
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 21.9% (14.4% OF TOTAL INVESTMENTS) (4)

         915   Detroit, Michigan, Second Lien Sewerage Disposal System Revenue           7/15 at 100.00       AA (4)      1,050,429
                  Bonds, Series 2005A, 5.000%, 7/01/30 (Pre-refunded 7/01/15) - MBIA
                  Insured
       1,385   Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds,         7/11 at 100.00       A+ (4)      1,501,008
                  Series 2001A, 5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured
       2,000   Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series         1/10 at 101.00          Aaa      2,106,240
                  1999A, 5.875%, 7/01/27 (Pre-refunded 1/01/10) - FGIC Insured
         500   Lansing School District, Ingham County, Michigan, General Obligation      5/14 at 100.00      AA- (4)        571,275
                  Bonds, Series 2004, 5.000%, 5/01/22 (Pre-refunded 5/01/14)
          75   Michigan South Central Power Agency, Power Supply System Revenue            No Opt. Call       A3 (4)         81,896
                  Bonds, Series 2000, 6.000%, 5/01/12 (ETM)

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$      1,500   Michigan State Building Authority, Revenue Bonds, Facilities Program,    10/10 at 100.00       A+ (4)   $  1,602,150
                  Series 2000I, 5.375%, 10/15/20 (Pre-refunded 10/15/10)
       2,500   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,       11/09 at 101.00          AAA      2,625,075
                  Ascension Health Credit Group, Series 1999A, 6.125%, 11/15/26
                  (Pre-refunded 11/15/09)
       3,075   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,       11/09 at 101.00       A1 (4)      3,220,140
                  Henry Ford Health System, Series 1999A, 6.000%, 11/15/24
                  (Pre-refunded 11/15/09)
       1,500   Michigan State Hospital Finance Authority, Hospital Revenue Refunding     3/13 at 100.00       A1 (4)      1,720,755
                  Bonds, Henry Ford Health System, Series 2003A, 5.625%, 3/01/17
                  (Pre-refunded 3/01/13)
       1,500   Michigan State Hospital Finance Authority, Hospital Revenue Refunding     5/09 at 101.00      AA- (4)      1,531,095
                  Bonds, Mercy Mt. Clemens Corporation Obligated Group, Series 1999A,
                  5.750%, 5/15/29 (Pre-refunded 5/15/09) - MBIA Insured
         500   Michigan State Hospital Finance Authority, Hospital Revenue Refunding    11/11 at 101.00       A+ (4)        560,080
                  Bonds, Sparrow Obligated Group, Series 2001, 5.625%, 11/15/31
                  (Pre-refunded 11/15/11)
       3,000   Michigan State Hospital Finance Authority, Hospital Revenue Refunding     5/09 at 100.00        A (4)      3,067,560
                  Bonds, St. John's Hospital, Series 1993A, 6.000%, 5/15/13 - AMBAC
                  Insured (ETM)
       1,000   Otsego Public Schools District, Allegan and Kalamazoo Counties,           5/14 at 100.00          AAA      1,142,550
                  Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/25
                  (Pre-refunded 5/01/14) - FSA Insured
       1,425   Walled Lake Consolidated School District, Oakland County, Michigan,       5/14 at 100.00       AA (4)      1,645,533
                  General Obligation Bonds, Series 2004, 5.250%, 5/01/20
                  (Pre-refunded 5/01/14) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      20,875   Total U.S. Guaranteed                                                                                     22,425,786
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 16.5% (10.8% OF TOTAL INVESTMENTS)

       2,500   Lansing Board of Water and Light, Michigan, Steam and Electric            7/18 at 100.00          AA-      2,445,900
                  Utility System Revenue Bonds, Series 2008A, 5.000%, 7/01/32
       1,000   Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1         1/12 at 100.00            A      1,004,120
                  Project, Series 2001A, 5.250%, 1/01/27 - AMBAC Insured
         925   Michigan South Central Power Agency, Power Supply System Revenue            No Opt. Call           A3        940,762
                  Bonds, Series 2000, 6.000%, 5/01/12
       1,000   Michigan Strategic Fund, Collateralized Limited Obligation Pollution      9/09 at 102.00          AA-        819,000
                  Control Revenue Refunding Bonds, Detroit Edison Company,
                  Series 1999A, 5.550%, 9/01/29 - MBIA Insured (Alternative
                  Minimum Tax)
       5,000   Michigan Strategic Fund, Collateralized Limited Obligation Pollution      9/11 at 100.00           A-      4,728,650
                  Control Revenue Refunding Bonds, Detroit Edison Company,
                  Series 2001C, 5.450%, 9/01/29
       3,000   Michigan Strategic Fund, Limited Obligation Pollution Control Revenue       No Opt. Call         Baa1      3,072,720
                  Refunding Bonds, Detroit Edison Company, Series 1995CC,
                  4.850%, 9/01/30 (Mandatory put 9/01/11) - AMBAC Insured
       3,000   Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds,     12/12 at 100.00         Baa1      2,335,500
                  Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 -
                  SYNCORA GTY Insured (Alternative Minimum Tax)
       1,500   Wyandotte, Michigan, Electric Revenue Refunding Bonds, Series 2002,      10/09 at 100.50          AA-      1,519,020
                  5.375%, 10/01/17 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      17,925   Total Utilities                                                                                           16,865,672
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 16.7% (11.0% OF TOTAL INVESTMENTS)

       3,500   Detroit Water Supply System, Michigan, Water Supply System Revenue        7/16 at 100.00          AAA      2,980,285
                  Bonds, Series 2006A, 5.000%, 7/01/34 - FSA Insured
       1,085   Detroit, Michigan, Second Lien Sewerage Disposal System Revenue           7/15 at 100.00          AA-        912,203
                  Bonds, Series 2005A, 5.000%, 7/01/30 - MBIA Insured
       1,500   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue             No Opt. Call          AA-      1,362,510
                  Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured
       1,120   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue           7/13 at 100.00          AAA      1,165,786
                  Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$      1,330   Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series       7/15 at 100.00          AA+   $  1,330,625
                  2005, 5.000%, 1/01/30 - MBIA Insured
         450   Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series       1/18 at 100.00          AA+        446,571
                  2008, 5.000%, 1/01/38
       1,000   Michigan Municipal Bond Authority, Water Revolving Fund Revenue          10/17 at 100.00          AAA      1,042,150
                  Bonds, Series 2007, 5.000%, 10/01/24
       8,245   North Kent Sewer Authority, Michigan, Sewer Revenue Bonds, Series        11/16 at 100.00          AA-      7,899,201
                  2006, 5.000%, 11/01/31 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      18,230   Total Water and Sewer                                                                                     17,139,331
------------------------------------------------------------------------------------------------------------------------------------
$    159,071   Total Investments (cost $159,800,186) - 152.0%                                                           155,662,347
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.7%                                                                       2,772,100
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (54.7)% (5)                                                     (56,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                           $102,434,447
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.0%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NZW | Nuveen Michigan Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 1.0% (0.7% OF TOTAL INVESTMENTS)

$        400   Michigan Tobacco Settlement Finance Authority, Tobacco Settlement         6/18 at 100.00         Baa3   $    274,560
                  Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 6.8% (4.4% OF TOTAL INVESTMENTS)

         230   Chandler Park Academy, Michigan, Public School Academy Charter           11/15 at 100.00          BBB        142,690
                  School Revenue Bonds, Series 2005, 5.125%, 11/01/35
         500   Concord Academy, Boyne City, Michigan, Certificates of                   11/17 at 100.00          N/R        365,810
                  Participation, Series 2007, 5.450%, 11/01/22
       1,150   Michigan Higher Education Facilities Authority, Limited Obligation        9/11 at 100.00         Baa1      1,092,075
                  Revenue Refunding Bonds, Kettering University, Series 2001, 5.000%,
                  9/01/26 - AMBAC Insured
         250   Michigan Public Educational Facilities Authority, Charter School         12/17 at 100.00          N/R        174,218
                  Revenue Bonds, American Montessori Academy, Series 2007,
                  6.500%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
       2,130   Total Education and Civic Organizations                                                                    1,774,793
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 15.4% (10.0% OF TOTAL INVESTMENTS)

         500   Allegan Hospital Finance Authority, Michigan, Revenue Bonds, Allegan     11/09 at 101.00          N/R        448,540
                  General Hospital, Series 1999, 7.000%, 11/15/21
         500   Garden City Hospital Finance Authority, Michigan, Revenue Bonds,          8/17 at 100.00          N/R        257,480
                  Garden City Hospital Obligated Group, Series 2007A, 5.000%, 8/15/38
         600   Michigan Hospital Financing Authority, Revenue Bonds, Oakwood             7/17 at 100.00            A        433,668
                  Obligated Group, Series 2007A, 5.000%, 7/15/37
         610   Michigan State Hospital Finance Authority, Hospital Revenue               7/09 at 100.00          Ba3        529,572
                  Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16
               Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea
               Community Hospital, Series 2005:
         425      5.000%, 5/15/30                                                        5/15 at 100.00          BBB        302,987
         335      5.000%, 5/15/37                                                        5/15 at 100.00          BBB        215,830
         400   Michigan State Hospital Finance Authority, Revenue Bonds, Marquette       5/15 at 100.00         Baa3        290,452
                  General Hospital, Series 2005A, 5.000%, 5/15/26
         100   Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue          9/18 at 100.00           A1        106,538
                  Bonds, William Beaumont Hospital, Refunding Series 2009V,
                  8.250%, 9/01/39
       1,800   Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue         11/11 at 100.00          AA-      1,458,035
                  Bonds, William Beaumont Hospital, Series 2001M, 5.250%,
                  11/15/31 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,270   Total Health Care                                                                                          4,043,102
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 6.9% (4.4% OF TOTAL INVESTMENTS)

       1,700   Michigan Housing Development Authority, GNMA Collateralized Limited       8/12 at 102.00          Aaa      1,610,035
                  Obligation Multifamily Housing Revenue Bonds, Cranbrook Apartments,
                  Series 2001A, 5.400%, 2/20/31 (Alternative Minimum Tax)
         200   Michigan Housing Development Authority, Rental Housing Revenue            7/15 at 100.00          AAA        187,166
                  Bonds, Series 2006D, 5.125%, 4/01/31 - FSA Insured (Alternative
                  Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,900   Total Housing/Multifamily                                                                                  1,797,201
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               INDUSTRIALS - 1.7% (1.1% OF TOTAL INVESTMENTS)

$        500   Michigan Strategic Fund, Limited Obligation Revenue Bonds, Republic         No Opt. Call          BBB   $    433,640
                  Services Inc., Series 2001, 4.250%, 8/01/31 (Mandatory put
                  4/01/14) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 0.8% (0.5% OF TOTAL INVESTMENTS)

         335   Michigan State Hospital Finance Authority, Revenue Bonds,                 5/15 at 100.00          N/R        214,913
                  Presbyterian Villages of Michigan Obligated Group, Series 2005,
                  5.250%, 11/15/25
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 51.8% (33.6% OF TOTAL INVESTMENTS)

         200   Ann Arbor, Michigan, General Obligation Bonds, Court & Police             5/18 at 100.00          AA+        198,468
                  Facilities Capital Improvement Series 2008, 5.000%, 5/01/38
         437   Caledonia Community Schools, Kent, Allegan and Barry Counties,            5/17 at 100.00          AA-        392,142
                  Michigan, General Obligation Bonds, Tender Option Bond Trust
                  2008-1096, 7.067%, 5/01/32 - MBIA Insured (IF)
         300   Grand Rapids, Michigan, General Obligation Bonds, Series 2007,            9/17 at 100.00           AA        304,989
                  5.000%, 9/01/27 - MBIA Insured
         940   Huron Valley School District, Oakland and Livingston Counties,           11/11 at 100.00          AA-        944,606
                  Michigan, General Obligation Bonds, Series 2001, 5.000%, 5/01/27
         500   Jackson Public Schools, Jackson County, Michigan, General Obligation      5/14 at 100.00          AAA        516,530
                  School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 -
                  FSA Insured
         430   Lowell Area Schools, Counties of Ionia and Kent, Michigan, General        5/17 at 100.00          AAA        417,324
                  Obligation Bonds, Series 2007, 5.000%, 5/01/37 - FSA Insured
         400   Michigan Municipal Bond Authority, General Obligation Bonds, Detroit      6/15 at 100.00          AAA        431,120
                  City School District, Series 2005, 5.000%, 6/01/18 - FSA Insured
       1,150   Muskegon County, Michigan, Limited Tax General Obligation Wastewater      7/11 at 100.00          AA-      1,156,486
                  Management System 2 Revenue Bonds, Series 2002, 5.000%, 7/01/26 -
                  FGIC Insured
       1,410   New Haven Community Schools, Macomb County, Michigan, General             5/16 at 100.00          AAA      1,428,315
                  Obligation Bonds, Series 2006, 5.000%, 5/01/25 - FSA Insured
         400   Oakland Intermediate School District, Oakland County, Michigan,           5/17 at 100.00          AAA        397,616
                  General Obligation Bonds, Series 2007, 5.000%, 5/01/36 - FSA
                  Insured
       1,000   Ottawa County, Michigan, Water Supply System, General Obligation          8/17 at 100.00          Aa1      1,004,060
                  Bonds, Series 2007, 5.000%, 8/01/30 - MBIA Insured
         235   Parchment School District, Kalamazoo County, Michigan, General            5/17 at 100.00          AAA        197,238
                  Obligation Bonds, Tender Option Bond Trust 2836,
                  10.052%, 5/01/36 - FSA Insured (IF)
         750   Plainwell Community Schools, Allegan County, Michigan, General            5/18 at 100.00          AAA        749,948
                  Obligation Bonds, School Building & Site,
                  Series 2008, 5.000%, 5/01/28 - AGC Insured
         100   Rockford Public Schools, Kent County, Michigan, General Obligation        5/18 at 100.00          AAA         97,662
                  Bonds, Series 2008, 5.000%, 5/01/33 - FSA Insured
         330   Thornapple Kellogg School District, Barry County, Michigan, General       5/17 at 100.00          AA-        322,885
                  Obligation Bonds, Series 2007, 5.000%, 5/01/32 - MBIA Insured
         100   Trenton Public Schools District, Michigan, General Obligation Bonds,      5/18 at 100.00          AAA         97,614
                  Series 2008, 5.000%, 5/01/34 - FSA Insured
         225   Van Dyke Public Schools, Macomb County, Michigan, General Obligation      5/18 at 100.00          AAA        218,266
                  Bonds, School Building and Site, Series 2008, 5.000%, 5/01/38 -
                  FSA Insured
               Washtenaw County, Michigan, Limited Tax General Obligation Bonds,
               Sylvan Township Water and Wastewater System, Series 2001:
         500      5.000%, 5/01/19 - MBIA Insured                                         5/09 at 100.50          AA+        505,035
         800      5.000%, 5/01/20 - MBIA Insured                                         5/09 at 100.50          AA+        808,056
       1,690   Wayne County, Michigan, Limited Tax General Obligation Airport Hotel     12/11 at 101.00          AA-      1,523,923
                  Revenue Bonds, Detroit Metropolitan Wayne County Airport,
                  Series 2001A, 5.000%, 12/01/30 - MBIA Insured
         500   Wayne Westland Community Schools, Michigan, General Obligation           11/14 at 100.00          AAA        554,085
                  Bonds, Series 2004, 5.000%, 5/01/17 - FSA Insured

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$      1,300   Willow Run Community Schools, Washtenaw County, Michigan, General         5/11 at 100.00          AA-   $  1,326,923
                  Obligation Bonds, Series 2001, 5.000%, 5/01/21
------------------------------------------------------------------------------------------------------------------------------------
      13,697   Total Tax Obligation/General                                                                              13,593,291
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 16.2% (10.5% OF TOTAL INVESTMENTS)

       1,100   Grand Rapids Building Authority, Kent County, Michigan, Limited Tax      10/11 at 100.00           AA      1,111,242
                  General Obligation Bonds, Series 2001, 5.125%, 10/01/26 -
                  MBIA Insured
         905   Kalkaska County Hospital Authority, Michigan, Hospital Revenue              No Opt. Call          BBB        845,243
                  Bonds, Series 2007, 5.125%, 5/01/14
               Michigan Building Authority, Revenue Bonds, Series 2006IA:
       1,520      0.000%, 10/15/28 - FGIC Insured                                        10/16 at 55.35          AAA        447,686
         720      5.000%, 10/15/36 - FGIC Insured                                       10/16 at 100.00          AA-        653,018
       1,205   Michigan State Building Authority, Revenue Bonds, Facilities             10/11 at 100.00           A+      1,194,613
                  Program, Series 2001I, 5.000%, 10/15/24
------------------------------------------------------------------------------------------------------------------------------------
       5,450   Total Tax Obligation/Limited                                                                               4,251,802
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 0.6% (0.4% OF TOTAL INVESTMENTS)

         150   Kent County, Michigan, Airport Revenue Bonds, Series 1999, 5.000%,        1/10 at 100.00          AAA        150,495
                  1/01/25
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 19.8% (12.8% OF TOTAL INVESTMENTS) (4)

       1,000   Detroit City School District, Wayne County, Michigan, Unlimited Tax       5/12 at 100.00          AAA      1,120,840
                  School Building and Site Improvement Bonds, Series 2001A, 5.500%,
                  5/01/21 (Pre-refunded 5/01/12) - FSA Insured
         720   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue           7/13 at 100.00          AAA        812,477
                  Bonds, Series 2003A, 5.000%, 7/01/17 (Pre-refunded
                  7/01/13) - FSA Insured
       1,000   Garden City School District, Wayne County, Michigan, General              5/11 at 100.00      AA- (4)      1,079,150
                  Obligation Refunding Bonds, Series 2001, 5.000%, 5/01/26
                  (Pre-refunded 5/01/11)
       1,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum        7/11 at 101.00       AA (4)      1,096,490
                  Health, Series 2001A, 5.250%, 1/15/21 (Pre-refunded 7/15/11)
               Puerto Rico Public Finance Corporation, Commonwealth Appropriation
               Bonds, Series 2002E:
          85      6.000%, 8/01/26 (ETM)                                                    No Opt. Call     BBB- (4)         98,876
         615      6.000%, 8/01/26 (ETM)                                                    No Opt. Call          AAA        715,399
         250   Warren Building Authority, Michigan, Limited Tax General Obligation      11/10 at 100.00       AA (4)        266,818
                  Bonds, Series 2001, 5.150%, 11/01/22 (Pre-refunded
                  11/01/10) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       4,670   Total U.S. Guaranteed                                                                                      5,190,050
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 18.9% (12.3% OF TOTAL INVESTMENTS)

       1,115   Lansing Board of Water and Light, Michigan, Steam and Electric            7/13 at 100.00          AAA      1,148,015
                  Utility System Revenue Bonds, Series 2003A, 5.000%,
                  7/01/21 - FSA Insured
         750   Lansing Board of Water and Light, Michigan, Steam and Electric            7/18 at 100.00          AA-        733,770
                  Utility System Revenue Bonds, Series 2008A, 5.000%, 7/01/32
       1,235   Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1         1/12 at 100.00            A      1,250,512
                  Project, Series 2001A, 5.250%, 1/01/24 - AMBAC Insured
       2,215   Michigan Strategic Fund, Collateralized Limited Obligation Pollution      9/11 at 100.00           A3      1,837,541
                  Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit
                  Edison Company, Series 1999C, 5.650%, 9/01/29 - SYNCORA GTY Insured
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       5,315   Total Utilities                                                                                            4,969,838
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 14.4% (9.3% OF TOTAL INVESTMENTS)

$      1,000   Detroit Water Supply System, Michigan, Water Supply System Revenue        7/16 at 100.00          AAA   $    851,510
                  Bonds, Series 2006A, 5.000%, 7/01/34 - FSA Insured
       1,000   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue             No Opt. Call          AA-        908,340
                  Bonds, Series 2001B, 5.500%, 7/01/29 - FGIC Insured
         280   Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue           7/13 at 100.00          AAA        291,446
                  Bonds, Series 2003A, 5.000%, 7/01/17 - FSA Insured
         125   Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series       1/18 at 100.00          AA+        124,048
                  2008, 5.000%, 1/01/38
       1,000   Michigan Municipal Bond Authority, Clean Water Revolving Fund            10/15 at 100.00          AAA      1,084,860
                  Revenue Bonds, Series 2005, 5.000%, 10/01/19
         500   Michigan Municipal Bond Authority, Water Revolving Fund Revenue          10/17 at 100.00          AAA        525,200
                  Bonds, Series 2007, 5.000%, 10/01/23
------------------------------------------------------------------------------------------------------------------------------------
       3,905   Total Water and Sewer                                                                                      3,785,404
------------------------------------------------------------------------------------------------------------------------------------
$     43,722   Total Investments (cost $42,925,644) - 154.3%                                                             40,479,089
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.6%                                                                         681,847
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (56.9)% (5)                                                     (14,925,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                           $ 26,235,936
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.9%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NUO | Nuveen Ohio Quality Income Municipal Fund, Inc.
    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 6.3% (4.2% OF TOTAL INVESTMENTS)

               Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
               Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$      4,735      5.875%, 6/01/30                                                        6/17 at 100.00          BBB   $  3,002,984
       1,650      5.750%, 6/01/34                                                        6/17 at 100.00          BBB        984,275
       8,450      5.875%, 6/01/47                                                        6/17 at 100.00          BBB      4,805,260
         125   Puerto Rico, The Children's Trust Fund, Tobacco Settlement                5/12 at 100.00          BBB         89,590
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
      14,960   Total Consumer Staples                                                                                     8,882,109
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 15.5% (10.3% OF TOTAL
                  INVESTMENTS)

       1,650   Ohio Higher Education Facilities Commission, General Revenue Bonds,       7/16 at 100.00           A+      1,482,377
                  Kenyon College, Series 2006, 5.000%, 7/01/41
       1,750   Ohio Higher Education Facilities Commission, General Revenue Bonds,      10/13 at 100.00           AA      1,808,363
                  Oberlin College, Series 2003, 5.125%, 10/01/24
       1,000   Ohio Higher Education Facilities Commission, Revenue Bonds,              12/15 at 100.00         Baa2        728,430
                  Wittenberg University, Series 2005, 5.000%, 12/01/29
       2,420   Ohio Higher Educational Facilities Commission, General Revenue           12/16 at 100.00            A      2,235,596
                  Bonds, University of Dayton, 2006 Project, Series 2006, 5.000%,
                  12/01/30 - AMBAC Insured
       1,415   Ohio Higher Educational Facilities Commission, Revenue Bonds,            11/14 at 100.00           AA      1,449,866
                  Denison University, Series 2004, 5.000%, 11/01/21
       1,320   Ohio Higher Educational Facilities Commission, Revenue Bonds,            12/14 at 100.00            A      1,286,274
                  University of Dayton, Series 2004, 5.000%, 12/01/25 - AMBAC
                  Insured
       1,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,            12/11 at 100.00         Baa2        950,910
                  Wittenberg University, Series 2001, 5.500%, 12/01/15
       1,500   Ohio State Higher Education Facilities, Revenue Bonds, Case Western      12/16 at 100.00          AA-      1,460,895
                  Reserve University, Series 2006, 5.000%, 12/01/44 - MBIA Insured
       1,200   Ohio State University, General Receipts Bonds, Series 2002A, 5.125%,     12/12 at 100.00           AA      1,204,584
                  12/01/31
       3,000   Ohio State University, General Receipts Bonds, Series 2003B, 5.250%,      6/13 at 100.00           AA      3,168,270
                  6/01/22
       1,510   University of Akron, Ohio, General Receipts Bonds, Series 2003A,          1/13 at 100.00            A      1,545,394
                  5.000%, 1/01/21 - AMBAC Insured
         850   University of Cincinnati, Ohio, General Receipts Bonds, Series            6/13 at 100.00          AA-        857,557
                  2003C, 5.000%, 6/01/22 - FGIC Insured
               University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
       1,200      5.000%, 6/01/19 - AMBAC Insured                                        6/14 at 100.00           A+      1,238,472
       2,605      5.000%, 6/01/25 - AMBAC Insured                                        6/14 at 100.00           A+      2,587,625
------------------------------------------------------------------------------------------------------------------------------------
      22,420   Total Education and Civic Organizations                                                                   22,004,613
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 17.9% (12.0% OF TOTAL INVESTMENTS)

       2,000   Akron, Bath and Copley Joint Township Hospital District, Ohio,           11/09 at 101.00         Baa1      1,726,320
                  Hospital Facilities Revenue Bonds, Summa Health System,
                  Series 1998A, 5.375%, 11/15/24
       3,650   Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati        5/16 at 100.00          N/R      2,809,223
                  Children's Medical Center Project, Series 2006K, 5.000%,
                  5/15/31 - FGIC Insured

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$      1,000   Cuyahoga County, Ohio, Hospital Revenue Refunding and Improvement         8/09 at 100.00          AA-   $  1,000,010
                  Bonds, MetroHealth System, Series 1997, 5.625%,
                  2/15/17 - MBIA Insured
       2,000   Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic          7/13 at 100.00          Aa2      2,013,080
                  Health System, Series 2003A, 6.000%, 1/01/32
       4,500   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands           8/12 at 101.00            A      3,640,005
                  Regional Medical Center, Series 2002A, 5.625%, 8/15/32
       1,000   Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's     11/18 at 100.00          Aa2        862,010
                  Hospital Project, Series 2005, 5.000%, 11/01/40
       2,455   Hamilton County, Ohio, Revenue Bonds, Children's Hospital Medical         5/14 at 100.00          AA-      2,554,403
                  Center, Series 2004J, 5.250%, 5/15/16 - FGIC Insured
         785   Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds,          5/16 at 100.00           A-        673,632
                  Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21
               Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives,
               Series 2004A:
       1,500      5.000%, 5/01/30                                                        5/14 at 100.00           AA      1,352,085
       2,500      5.000%, 5/01/32                                                          No Opt. Call           AA      2,233,450
       1,350   Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital,           11/14 at 100.00          AA-      1,352,727
                  Series 2009A, 6.250%, 11/15/39
       1,315   Ohio Higher Educational Facilities Commission, Revenue Bonds,             1/18 at 100.00          Aa2      1,304,967
                  Cleveland Clinic Health System Obligated Group, Series 2008A,
                  5.000%, 1/01/25
         830   Richland County, Ohio, Hospital Facilities Revenue Improvement           11/10 at 101.00           A-        800,635
                  Bonds, MedCentral Health System Obligated Group, Series 2000B,
                  6.375%, 11/15/30
       1,200   Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health         11/16 at 100.00           A-        943,824
                  System Group, Series 2006, 5.250%, 11/15/36
         600   Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health        12/18 at 100.00            A        557,148
                  System Series 2008, 5.750%, 12/01/35
       1,705   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds, Union        10/11 at 101.00           A3      1,634,907
                  Hospital Project, Series 2001, 5.750%, 10/01/21 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
      28,390   Total Health Care                                                                                         25,458,426
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 7.3% (4.9% OF TOTAL INVESTMENTS)

       1,385   Clermont County, Ohio, GNMA Collateralized Mortgage Revenue Bonds,        8/09 at 100.00          Aaa      1,385,319
                  S.E.M. Villa II Project, Series 1994A, 5.950%, 2/20/30
         885   Cuyahoga County, Ohio, GNMA Collateralized Multifamily Housing            9/12 at 102.00          Aaa        854,680
                  Mortgage Revenue Bonds, Livingston Park Apartments Project,
                  Series 2002A, 5.350%, 9/20/27 (Alternative Minimum Tax)
               Cuyahoga County, Ohio, GNMA Collateralized Multifamily Housing
               Mortgage Revenue Bonds, Longwood Phase One Associates LP,
               Series 2001A:
       2,475      5.350%, 1/20/21 (Alternative Minimum Tax)                              7/11 at 102.00          Aaa      2,515,516
       2,250      5.450%, 1/20/31 (Alternative Minimum Tax)                              7/11 at 102.00          Aaa      2,144,880
         985   Franklin County, Ohio, FHA-Insured Multifamily Housing Mortgage           7/09 at 100.00          Aa2        983,917
                  Revenue Bonds, Hamilton Creek Apartments Project,
                  Series 1994A, 5.550%, 7/01/24 (Alternative Minimum Tax)
         800   Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue     10/18 at 101.00          Aaa        750,040
                  Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42
                  (Alternative Minimum Tax)
         850   Ohio Housing Finance Agency, FHA-Insured Multifamily Housing              6/16 at 102.00          Aaa        702,789
                  Mortgage Revenue Bonds, Madonna Homes,
                  Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)
       1,200   Summit County Port Authority, Ohio, Multifamily Housing Revenue           9/17 at 102.00          AAA      1,071,840
                  Bonds, Callis Tower Apartments Project, Series 2007, 5.250%,
                  9/20/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      10,830   Total Housing/Multifamily                                                                                 10,408,981
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 2.7% (1.8% OF TOTAL INVESTMENTS)

       1,315   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program      3/09 at 102.00          Aaa      1,261,493
                  Residential Mortgage Revenue Bonds, Series 1997B, 5.400%, 9/01/29
                  (Alternative Minimum Tax)

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/SINGLE FAMILY (continued)

$        815   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program      3/09 at 100.75          AAA   $    801,667
                  Residential Mortgage Revenue Bonds, Series 1998A-1, 5.300%,
                  9/01/19 - FSA Insured (Alternative Minimum Tax)
       1,995   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds,        9/15 at 100.00          Aaa      1,766,074
                  Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       4,125   Total Housing/Single Family                                                                                3,829,234
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 2.4% (1.6% OF TOTAL INVESTMENTS)

         870   Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue      11/15 at 100.00          N/R        693,599
                  Bonds, Bond Fund Program - Columbia National Group Project,
                  Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)
       1,420   Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue       5/09 at 101.00          N/R      1,212,723
                  Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18
                  (Alternative Minimum Tax)
       1,500   Dayton, Ohio, Special Facilities Revenue Refunding Bonds, Emery Air       8/09 at 101.00          AA-      1,512,690
                  Freight Corporation and Emery Worldwide Airlines Inc. - Guarantors,
                  Series 1998A, 5.625%, 2/01/18
------------------------------------------------------------------------------------------------------------------------------------
       3,790   Total Industrials                                                                                          3,419,012
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 0.7% (0.5% OF TOTAL INVESTMENTS)

       1,600   Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life          1/17 at 100.00          BBB      1,032,816
                  Enriching Communities Project, Series 2006A, 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------

               MATERIALS - 1.5% (1.0% OF TOTAL INVESTMENTS)

       2,000   Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill       No Opt. Call            A      2,099,100
                  Inc., Series 2004B, 4.500%, 12/01/15
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 39.9% (26.6% OF TOTAL INVESTMENTS)

               Butler County, Ohio, General Obligation Bonds, Series 2002:
       1,345      5.000%, 12/01/21 - MBIA Insured                                       12/12 at 100.00          Aa2      1,401,517
       1,200      5.000%, 12/01/22 - MBIA Insured                                       12/12 at 101.00          Aa2      1,252,536
       1,500   Centerville City School District, Montgomery County, Ohio, General        6/15 at 100.00          Aa2      1,518,375
                  Obligation Bonds, Series 2005, 5.000%, 12/01/30 - FSA Insured
       1,000   Central Ohio Solid Waste Authority, General Obligation Bonds, Series      6/14 at 100.00          AAA      1,107,970
                  2004A, 5.000%, 12/01/15 - AMBAC Insured
       2,600   Cincinnati City School District, Hamilton County, Ohio, General          12/12 at 100.00          AAA      2,709,616
                  Obligation Bonds, Series 2002, 5.250%, 6/01/21 - FSA Insured
       1,000   Cleveland Municipal School District, Cuyahoga County, Ohio, General       6/14 at 100.00          AAA      1,020,070
                  Obligation Bonds, Series 2004, 5.000%, 12/01/22 - FSA Insured
       1,200   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%,    12/14 at 100.00          AA+      1,270,884
                  12/01/21
       1,000   Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/19 -   6/14 at 100.00           A+      1,096,970
                  AMBAC Insured
       1,000   Dublin City School District, Franklin, Delaware and Union Counties,      12/13 at 100.00          AAA      1,045,860
                  Ohio, General Obligation Bonds, Series 2003, 5.000%,
                  12/01/22 - FSA Insured
       1,000   Dublin, Ohio, Unlimited Tax Various Purpose Improvement Bonds, Series    12/10 at 100.00          Aaa      1,025,470
                  2000A, 5.000%, 12/01/20
       1,195   Fairview Park City School District, Cuyahoga County, Ohio, General        6/15 at 100.00           A2      1,208,993
                  Obligation Bonds, Series 2005, 5.000%, 12/01/24 - MBIA Insured
       1,840   Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%,    12/17 at 100.00          AAA      1,907,234
                  12/01/28
       1,500   Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32     12/15 at 100.00           AA      1,541,595
       7,020   Hamilton City School District, Ohio, General Obligation Bonds, Series     6/17 at 100.00          AAA      7,057,204
                  2007, 5.000%, 12/01/34 - FSA Insured
       1,850   Hilliard School District, Franklin County, Ohio, General Obligation      12/15 at 100.00          Aa2      1,883,948
                  Bonds, School Construction, Series 2005, 5.000%,
                  12/01/26 - MBIA Insured
       3,000   Hilliard School District, Franklin County, Ohio, General Obligation      12/16 at 100.00           AA      3,081,510
                  Bonds, Series 2006A, 5.000%, 12/01/25 - MBIA Insured

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$      2,580   Indian Lake Local School District, Logan and Auglaize Counties, Ohio,     6/17 at 100.00          AA-   $  2,454,328
                  School Facilities Improvement and Refunding Bonds, Series 2007,
                  5.000%, 12/01/34 - MBIA Insured
       1,160   Kenston Local School District, Geauga County, Ohio, General               6/13 at 100.00          Aa3      1,207,734
                  Obligation Bonds, Series 2003, 5.000%, 12/01/22 - MBIA Insured
         800   Lakewood City School District, Cuyahoga County, Ohio, General            12/17 at 100.00          AA-        821,704
                  Obligation Bonds, Series 2007, 5.000%, 12/01/25 - FGIC Insured
       2,000   Louisville City School District, Ohio, General Obligation Bonds,         12/11 at 100.00           A3      1,876,960
                  Series 2001, 5.000%, 12/01/29 - FGIC Insured
         505   Marysville Exempted School District, Union County, Ohio, General         12/15 at 100.00          AAA        513,681
                  Obligation Bonds, Series 2006, 5.000%, 12/01/25 - FSA Insured
         500   Mason City School District, Counties of Warren and Butler, Ohio,          6/17 at 100.00          Aa1        504,680
                  General Obligation Bonds, Series 2007, 5.000%, 12/01/31
       1,515   Massillon City School District, Ohio, General Obligation Bonds,          12/12 at 100.00         Baa1      1,609,294
                  Series 2003, 5.250%, 12/01/21 - MBIA Insured
       1,350   Milford Exempted Village School District, Ohio, General Obligation       12/18 at 100.00           A2      1,330,479
                  Bonds, Series 2008, 5.250%, 12/01/36
         640   New Albany Plain Local School District, Franklin County, Ohio,            6/12 at 100.00          Aa2        693,965
                  General Obligation Bonds, Series 2002, 5.500%,
                  12/01/17 - FGIC Insured
       1,000   Newark City School District, Licking County, Ohio, General Obligation    12/15 at 100.00          AA-        980,240
                  Bonds, Series 2005, 5.000%, 12/01/28 - FGIC Insured
       1,000   Northmor Local School District, Morrow County, Ohio, General             11/18 at 100.00          Aa2        992,520
                  Obligation School Facilities Construction and Improvement Bonds,
                  Series 2008, 5.000%, 11/01/36
       3,000   Ohio, General Obligation Bonds, Infrastructure Improvements, Series       2/13 at 100.00          AA+      3,090,030
                  2003F, 5.000%, 2/01/23
       1,510   Painesville City School District, Ohio, General Obligation Bonds,        12/14 at 100.00          AA-      1,571,155
                  Series 2004, 5.000%, 12/01/22 - FGIC Insured
         280   Plain Local School District, Franklin and Licking Counties, Ohio,         6/11 at 100.00          Aa2        300,698
                  General Obligation Bonds, Series 2000, 6.000%, 12/01/20 - FGIC
                  Insured
       1,445   Portage County, Ohio, General Obligation Bonds, Series 2001, 5.000%,     12/11 at 100.00           AA      1,452,283
                  12/01/27 - FGIC Insured
       2,000   Strongsville, Ohio, General Obligation Bonds, Series 2001, 5.000%,       12/11 at 100.00          Aa1      2,062,400
                  12/01/21 - FGIC Insured
          70   Strongsville, Ohio, Limited Tax General Obligation Various Purpose        4/09 at 100.00          Aa1         70,267
                  Improvement Bonds, Series 1996, 5.950%, 12/01/21
               Warren City School District, Trumbull County, Ohio, General
               Obligation Bonds, Series 2004:
       2,515      5.000%, 12/01/20 - FGIC Insured                                        6/14 at 100.00           AA      2,661,247
       1,170      5.000%, 12/01/22 - FGIC Insured                                        6/14 at 100.00           AA      1,219,304
       1,000   West Chester Township, Butler County, Ohio, General Obligation Bonds,    12/13 at 100.00          Aa1      1,002,020
                  Series 2003, 5.000%, 12/01/28 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      55,290   Total Tax Obligation/General                                                                              56,544,741
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 12.5% (8.3% OF TOTAL INVESTMENTS)

       1,380   Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series     6/14 at 100.00            A      1,304,956
                  2004A, 5.000%, 12/01/25 - AMBAC Insured
       3,000   Franklin County, Ohio, Excise Tax and Lease Revenue Anticipation         12/15 at 100.00          Aaa      3,047,910
                  Bonds, Convention Facilities Authority, Series 2005, 5.000%,
                  12/01/27 - AMBAC Insured
       1,085   Hamilton County Convention Facilities Authority, Ohio, First Lien         6/14 at 100.00          AA-      1,143,265
                  Revenue Bonds, Series 2004, 5.000%, 12/01/18 - FGIC Insured
       4,600   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series         12/16 at 100.00           A2      4,402,382
                  2006, 5.000%, 12/01/32 - AMBAC Insured
       1,000   Hudson City School District, Ohio, Certificates of Participation,         6/14 at 100.00           A1        961,890
                  Series 2004, 5.000%, 6/01/26 - MBIA Insured

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/LIMITED (continued)

               New Albany Community Authority, Ohio, Community Facilities Revenue
               Refunding Bonds, Series 2001B:
$      1,000      5.500%, 10/01/15 - AMBAC Insured                                       4/12 at 100.00            A   $  1,017,040
       1,000      5.500%, 10/01/17 - AMBAC Insured                                       4/12 at 100.00            A      1,024,040
         800   Ohio State Building Authority, State Facilities Bonds, Administrative     4/15 at 100.00          AAA        818,936
                  Building Fund Projects, Series 2005A, 5.000%, 4/01/25 - FSA Insured
       2,645   Ohio State Building Authority, State Facilities Bonds, Adult              4/14 at 100.00           AA      2,955,946
                  Correctional Building Fund Project, Series 2004A, 5.250%, 4/01/15 -
                  MBIA Insured
       1,000   Ohio, State Appropriation Lease Bonds, Mental Health Capital              6/13 at 100.00           AA      1,093,340
                  Facilities, Series 2003B-II, 5.000%, 6/01/16
------------------------------------------------------------------------------------------------------------------------------------
      17,510   Total Tax Obligation/Limited                                                                              17,769,705
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 3.6% (2.4% OF TOTAL INVESTMENTS)

       3,000   Dayton, Ohio, Airport Revenue Bonds, James M. Cox International          12/13 at 100.00         BBB+      2,737,500
                  Airport, Series 2003C, 5.250%, 12/01/23 - RAAI Insured
                  (Alternative Minimum Tax)
       2,000   Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A,            No Opt. Call           AA      2,323,080
                  5.500%, 2/15/18 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,000   Total Transportation                                                                                       5,060,580
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 25.3% (16.8% OF TOTAL INVESTMENTS) (4)

               Butler County, Ohio, General Obligation Judgment Bonds, Series 2002:
       2,030      5.250%, 12/01/21 (Pre-refunded 12/01/12)                              12/12 at 101.00      Aa2 (4)      2,315,926
       2,140      5.250%, 12/01/22 (Pre-refunded 12/01/12)                              12/12 at 101.00      Aa2 (4)      2,441,419
       1,210   Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series     6/09 at 101.00        A (4)      1,235,991
                  1999, 4.875%, 12/01/24 (Pre-refunded 6/01/09) - AMBAC Insured
       1,000   Dayton, Ohio, Airport Revenue Bonds, James M. Cox International             No Opt. Call     BBB+ (4)      1,151,050
                  Airport, Series 2005B, 5.000%, 12/01/14 - SYNCORA GTY Insured (ETM)
         385   Franklin County, Ohio, First Mortgage Revenue, OCLC Inc. Project,           No Opt. Call          AAA        392,038
                  Series 1979, 7.500%, 6/01/09 (ETM)
       2,000   Garfield Heights City School District, Cuyahoga County, Ohio, General    12/11 at 100.00     Baa1 (4)      2,192,820
                  Obligation School Improvement Bonds, Series 2001, 5.000%, 12/15/26
                  (Pre-refunded 12/15/11) - MBIA Insured
       1,500   Hamilton County, Ohio, Sewer System Revenue and Improvement Bonds,        6/10 at 101.00       AA (4)      1,605,660
                  Metropolitan Sewer District of Greater Cincinnati, Series 2000A,
                  5.750%, 12/01/25 (Pre-refunded 6/01/10) - MBIA Insured
       1,000   Hilliard School District, Ohio, General Obligation School Improvement    12/10 at 101.00       AA (4)      1,090,880
                  Bonds, Series 2000, 5.750%, 12/01/24 (Pre-refunded 12/01/10) -
                  FGIC Insured
       2,000   Lakota Local School District, Butler County, Ohio, Unlimited Tax          6/11 at 100.00      Aa1 (4)      2,169,920
                  General Obligation School Improvement and Refunding Bonds,
                  Series 2001, 5.125%, 12/01/26 (Pre-refunded 6/01/11) - FGIC Insured
         760   Middletown City School District, Butler County, Ohio, General            12/13 at 100.00      N/R (4)        859,780
                  Obligation Bonds, Series 2004, 5.000%, 12/01/25 (Pre-refunded
                  12/01/13) - FGIC Insured
       3,000   Montgomery County, Ohio, Hospital Facilities Revenue Bonds, Kettering     4/10 at 101.00        A (4)      3,205,440
                  Medical Center, Series 1999, 6.750%, 4/01/18 (Pre-refunded 4/01/10)
       1,260   Morgan Local School District, Morgan, Muskingum and Washington           12/10 at 101.00       AA (4)      1,375,441
                  Counties, Ohio, Unlimited Tax General Obligation School Improvement
                  Bonds, Series 2000, 5.750%, 12/01/22 (Pre-refunded 12/01/10)
         460   New Albany Plain Local School District, Franklin County, Ohio,            6/12 at 100.00      Aa2 (4)        516,847
                  General Obligation Bonds, Series 2002, 5.500%, 12/01/17
                  (Pre-refunded 6/01/12) - FGIC Insured
               Olentangy Local School District, Delaware and Franklin Counties,
               Ohio, General Obligation Bonds, Series 2004A:
       1,315      5.250%, 12/01/23 (Pre-refunded 6/01/14) - FGIC Insured                 6/14 at 100.00      AA+ (4)      1,512,973
       3,380      5.250%, 12/01/24 (Pre-refunded 6/01/14) - FGIC Insured                 6/14 at 100.00      AA+ (4)      3,888,857

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$      1,000   Princeton City School District, Butler County, Ohio, General             12/13 at 100.00          AAA   $  1,143,980
                  Obligation Bonds, Series 2003, 5.000%, 12/01/30
                  (Pre-refunded 12/01/13) - MBIA Insured
       1,670   Richland County, Ohio, Hospital Facilities Revenue Improvement Bonds,    11/10 at 101.00       A- (4)      1,830,621
                  MedCentral Health System Obligated Group, Series 2000B, 6.375%,
                  11/15/30 (Pre-refunded 11/15/10)
       2,830   Springfield Township, Hamilton County, Ohio, Various Purpose Limited     12/11 at 100.00      Aa3 (4)      3,120,613
                  Tax General Obligation Bonds, Series 2002, 5.250%, 12/01/27
                  (Pre-refunded 12/01/11)
       1,500   Steubenville, Ohio, Hospital Facilities Revenue Refunding and            10/10 at 100.00       A3 (4)      1,625,070
                  Improvement Bonds, Trinity Health System, Series 2000, 6.375%,
                  10/01/20 (Pre-refunded 10/01/10)
       2,000   Westerville City School District, Franklin and Delaware Counties,         6/11 at 100.00       AA (4)      2,164,360
                  Ohio, Various Purpose General Obligation Bonds, Series 2001,
                  5.000%, 12/01/27 (Pre-refunded 6/01/11) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      32,440   Total U.S. Guaranteed                                                                                     35,839,686
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 11.0% (7.3% OF TOTAL INVESTMENTS)

       2,500   American Municipal Power Ohio Inc., General Revenue Bonds, Series         2/18 at 100.00           A1      2,466,400
                  2008, 5.250%, 2/15/43
       4,000   American Municipal Power Ohio Inc., Wadsworth, Electric System            2/12 at 100.00           A2      4,052,998
                  Improvement Revenue Bonds, Series 2002, 5.000%, 2/15/22 - MBIA
                  Insured
               Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
       2,105      0.000%, 11/15/32 - MBIA Insured                                          No Opt. Call           AA        517,767
       2,155      0.000%, 11/15/34 - MBIA Insured                                          No Opt. Call           AA        465,458
       3,000   Ohio Air Quality Development Authority, Revenue Bonds, JMG Funding        4/09 at 100.00         Baa1      2,851,650
                  Limited Partnership Project, Series 1997, 5.625%, 1/01/23 -
                  AMBAC Insured (Alternative Minimum Tax)
         800   Ohio Municipal Electric Generation Agency, Beneficial Interest              No Opt. Call          AA-        229,536
                  Certificates, Belleville Hydroelectric Project - Joint Venture 5,
                  Series 2001, 0.000%, 2/15/29 - MBIA Insured
       2,000   Ohio Municipal Electric Generation Agency, Beneficial Interest            2/14 at 100.00           A1      2,011,400
                  Certificates, Belleville Hydroelectric Project - Joint Venture 5,
                  Series 2004, 5.000%, 2/15/20 - AMBAC Insured
       3,900   Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds,     3/09 at 102.00          N/R      3,043,209
                  Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
      20,460   Total Utilities                                                                                           15,638,418
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 3.5% (2.3% OF TOTAL INVESTMENTS)

         430   City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series    12/17 at 100.00           A3        411,527
                  2007, 5.000%, 12/01/32 - AMBAC Insured
       1,000   Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and            No Opt. Call          Aa2      1,104,530
                  Improvement Bonds, Series 1993G, 5.500%, 1/01/21 - MBIA Insured
          40   Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and          7/09 at 100.00          Aa2         40,042
                  Improvement Bonds, Series 1996H, 5.750%, 1/01/26 - MBIA Insured
       1,220   Hamilton, Ohio, Wastewater System Revenue Bonds, Series 2005, 5.250%,    10/15 at 100.00          Aa3      1,275,193
                  10/01/22 - FSA Insured
         525   Ohio Water Development Authority, Revenue Bonds, Drinking Water           6/18 at 100.00          AAA        541,454
                  Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 -
                  FSA Insured

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER (continued)

$      1,500   Ohio Water Development Authority, Water Pollution Control Loan Fund       6/15 at 100.00          AAA   $  1,563,690
                  Revenue Bonds, Water Quality Project, Series 2005B, 5.000%, 6/01/25
------------------------------------------------------------------------------------------------------------------------------------
       4,715   Total Water and Sewer                                                                                      4,936,436
------------------------------------------------------------------------------------------------------------------------------------
$    223,530   Total Investments (cost $217,552,694) - 150.1%                                                           212,923,857
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 4.2%                                                                       5,958,928
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (54.3)% (5)                                                     (77,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                           $141,882,785
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.2%.

N/R   Not rated.

(ETM) Escrowed to maturity.

                                 See accompanying notes to financial statements.

NXI | Nuveen Ohio Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 4.8% (3.2% OF TOTAL INVESTMENTS)

               Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
               Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$      1,320      5.875%, 6/01/30                                                        6/17 at 100.00          BBB   $    837,157
       3,375      5.875%, 6/01/47                                                        6/17 at 100.00          BBB      1,919,261
          50   Puerto Rico, The Children's Trust Fund, Tobacco Settlement                5/12 at 100.00          BBB         35,836
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
       4,745   Total Consumer Staples                                                                                     2,792,254
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 9.4% (6.2% OF TOTAL INVESTMENTS)

         700   Ohio Higher Education Facilities Commission, General Revenue Bonds,       7/16 at 100.00           A+        628,887
                  Kenyon College, Series 2006, 5.000%, 7/01/41
       2,650   Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio          5/12 at 100.00           A2      2,618,359
                  Northern University, Series 2002, 5.000%, 5/01/22
         500   Ohio Higher Education Facilities Commission, Revenue Bonds,              12/15 at 100.00         Baa2        388,400
                  Wittenberg University, Series 2005, 5.000%, 12/01/24
       1,760   Ohio University at Athens, Subordinate Lien General Receipts Bonds,       6/14 at 100.00          AA-      1,865,266
                  Series 2004, 5.000%, 12/01/20 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,610   Total Education and Civic Organizations                                                                    5,500,912
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 13.6% (9.0% OF TOTAL INVESTMENTS)

       1,425   Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati        5/16 at 100.00          N/R      1,096,751
                  Children's Medical Center Project, Series 2006K, 5.000%,
                  5/15/31 - FGIC Insured
       1,100   Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic          7/13 at 100.00          Aa2      1,107,194
                  Health System, Series 2003A, 6.000%, 1/01/32
         500   Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's     11/18 at 100.00          Aa2        431,005
                  Hospital Project, Series 2005, 5.000%, 11/01/40
       1,950   Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare         11/09 at 101.00            A      1,701,980
                  Obligated Group, Series 1999, 5.375%, 11/15/29 - AMBAC Insured
         330   Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds,          5/16 at 100.00           A-        283,183
                  Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21
       1,000   Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives,      5/14 at 100.00           AA        901,390
                  Series 2004A, 5.000%, 5/01/30
         375   Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series    11/14 at 100.00          AA-        375,758
                  2009A, 6.250%, 11/15/39
       1,050   Ohio Higher Educational Facilities Commission, Revenue Bonds,             1/18 at 100.00          Aa2      1,041,989
                  Cleveland Clinic Health System Obligated Group, Series 2008A,
                  5.000%, 1/01/25
         335   Richland County, Ohio, Hospital Facilities Revenue Improvement Bonds,    11/10 at 101.00           A-        323,148
                  MedCentral Health System Obligated Group, Series 2000B, 6.375%,
                  11/15/30
         500   Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health         11/16 at 100.00           A-        393,260
                  System Group, Series 2006, 5.250%, 11/15/36
         375   Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health        12/18 at 100.00            A        348,218
                  System Series 2008, 5.750%, 12/01/35
------------------------------------------------------------------------------------------------------------------------------------
       8,940   Total Health Care                                                                                          8,003,876
------------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY - 9.5% (6.3% OF TOTAL INVESTMENTS)

$      1,165   Cleveland-Cuyahoga County Port Authority, Ohio, Lease Revenue Bonds,      8/15 at 100.00            A   $  1,168,134
                  Euclid Avenue Housing Corporation - Fenn Tower Project,
                  Series 2005, 5.000%, 8/01/23 - AMBAC Insured
         350   Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue     10/18 at 101.00          Aaa        328,143
                  Bonds, Canterbury Court Project,  Series 2007, 5.500%, 10/20/42
                  (Alternative Minimum Tax)
       2,885   Ohio Housing Finance Agency, FHA-Insured Mortgage Revenue Bonds,          4/11 at 102.00          Aa2      2,889,039
                  Asbury Woods Project, Series 2001A, 5.450%, 4/01/26
         340   Ohio Housing Finance Agency, FHA-Insured Multifamily Housing              6/16 at 102.00          Aaa        281,115
                  Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%,
                  6/20/48 (Alternative Minimum Tax)
       1,000   Summit County Port Authority, Ohio, Multifamily Housing Revenue           9/17 at 102.00          AAA        893,200
                  Bonds, Callis Tower Apartments Project, Series 2007, 5.250%,
                  9/20/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       5,740   Total Housing/Multifamily                                                                                  5,559,631
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 2.5% (1.7% OF TOTAL INVESTMENTS)

         275   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program      8/10 at 100.00          Aaa        270,075
                  Residential Mortgage Revenue Bonds, Series 2000C, 6.050%, 3/01/32
                  (Alternative Minimum Tax)
         720   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program      8/10 at 100.00          Aaa        713,088
                  Residential Mortgage Revenue Bonds, Series 2000D, 5.450%, 9/01/31
                  (Alternative Minimum Tax)
          45   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program      8/10 at 100.00          Aaa         45,428
                  Residential Mortgage Revenue Bonds, Series 2000F, 5.625%, 9/01/16
         500   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds,        9/15 at 100.00          Aaa        442,625
                  Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,540   Total Housing/Single Family                                                                                1,471,216
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 6.4% (4.3% OF TOTAL INVESTMENTS)

       1,500   Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund          5/12 at 102.00          N/R      1,270,695
                  Revenue Bonds, Cleveland Christian Home Project,
                  Series 2002C, 5.950%, 5/15/22
         360   Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue      11/15 at 100.00          N/R        287,006
                  Bonds, Bond Fund Program - Columbia National Group Project,
                  Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)
         880   Ohio State Water Development Authority, Solid Waste Revenue Bonds,        7/12 at 100.00          BBB        785,778
                  Allied Waste Industries, Inc., Series 2007A, 5.150%, 7/15/15
                  (Alternative Minimum Tax)
       1,000   Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds,          No Opt. Call         Baa3        933,000
                  CSX Transportation Inc., Series 1992, 6.450%, 12/15/21
         700   Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue        7/17 at 102.00          N/R        496,426
                  Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       4,440   Total Industrials                                                                                          3,772,905
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 0.6% (0.4% OF TOTAL INVESTMENTS)

         550   Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life          1/17 at 100.00          BBB        355,031
                  Enriching Communities Project, Series 2006A, 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 29.3% (19.4% OF TOTAL INVESTMENTS)

       1,500   Centerville City School District, Montgomery County, Ohio, General        6/15 at 100.00          Aa2      1,518,375
                  Obligation Bonds, Series 2005, 5.000%, 12/01/30 - FSA Insured
         400   Columbus City School District, Franklin County, Ohio, General               No Opt. Call          AAA        141,716
                  Obligation Bonds, Series 2006, 0.000%, 12/01/27 - FSA Insured
         500   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,            12/14 at 100.00          AA+        529,535
                  5.000%, 12/01/21
       1,355   Franklin County, Ohio, General Obligation Bonds, Series 2007,            12/17 at 100.00          AAA      1,411,490
                  5.000%, 12/01/27
         470   Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32     12/15 at 100.00           AA        483,033
       2,550   Hamilton City School District, Ohio, General Obligation Bonds,            6/17 at 100.00          AAA      2,563,515
                  Series 2007, 5.000%, 12/01/34 - FSA Insured

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$      2,000   Indian Lake Local School District, Logan and Auglaize Counties,           6/17 at 100.00          AA-   $  1,902,580
                  Ohio, School Facilities Improvement and Refunding Bonds,
                  Series 2007, 5.000%, 12/01/34 - MBIA Insured
         430   Lakewood City School District, Cuyahoga County, Ohio, General            12/17 at 100.00          AA-        429,402
                  Obligation Bonds, Series 2007, 5.000%, 12/01/30 - FGIC Insured
       1,005   Marysville Exempted School District, Union County, Ohio, General         12/15 at 100.00          AAA      1,022,276
                  Obligation Bonds, Series 2006, 5.000%, 12/01/25 - FSA Insured
         200   Mason City School District, Counties of Warren and Butler, Ohio,          6/17 at 100.00          Aa1        201,872
                  General Obligation Bonds, Series 2007, 5.000%, 12/01/31
          50   Milford Exempted Village School District, Ohio, General Obligation       12/18 at 100.00           A2         49,277
                  Bonds, Series 2008, 5.250%, 12/01/36
         750   Northmor Local School District, Morrow County, Ohio, General             11/18 at 100.00          Aa2        744,390
                  Obligation School Facilities Construction and Improvement Bonds,
                  Series 2008, 5.000%, 11/01/36
       2,000   Ohio, General Obligation Higher Education Capital Facilities Bonds,       2/11 at 100.00          AA+      2,140,340
                  Series 2001A, 5.000%, 2/01/20
       2,415   Troy City School District, Miami County, Ohio, General Obligation        12/14 at 100.00          Aa3      2,455,886
                  Bonds, Series 2005, 5.000%, 12/01/28 - FSA Insured
       1,485   West Chester Township, Butler County, Ohio, Various Purpose Limited      11/11 at 101.00          Aa1      1,624,575
                  Tax General Obligation Refunding Bonds, Series 2001, 5.500%,
                  12/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
      17,110   Total Tax Obligation/General                                                                              17,218,262
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 14.8% (9.8% OF TOTAL INVESTMENTS)

       2,000   Franklin County, Ohio, Excise Tax and Lease Revenue Anticipation         12/15 at 100.00          Aaa      2,031,940
                  Bonds, Convention Facilities Authority,
                  Series 2005, 5.000%, 12/01/27 - AMBAC Insured
       1,415   Hamilton County Convention Facilities Authority, Ohio, First Lien         6/14 at 100.00          AA-      1,454,733
                  Revenue Bonds, Series 2004, 5.000%, 12/01/21 - FGIC Insured
       2,000   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series         12/16 at 100.00           A2      1,914,080
                  2006, 5.000%, 12/01/32 - AMBAC Insured
         500   New Albany Community Authority, Ohio, Community Facilities Revenue        4/12 at 100.00            A        508,520
                  Refunding Bonds, Series 2001B, 5.500%, 10/01/15 - AMBAC Insured
         345   Ohio State Building Authority, State Facilities Bonds,                    4/15 at 100.00          AAA        353,166
                  Administrative Building Fund Projects, Series 2005A, 5.000%,
                  4/01/25 - FSA Insured
       1,000   Ohio State Building Authority, State Facilities Bonds, Adult              4/15 at 100.00          AAA      1,035,130
                  Correctional Building Fund Project, Series 2005A, 5.000%,
                  4/01/23 - FSA Insured
       1,400   Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan       10/10 at 101.00         BBB+      1,404,424
                  Note, Series 1999A, 6.375%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------
       8,660   Total Tax Obligation/Limited                                                                               8,701,993
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 3.5% (2.3% OF TOTAL INVESTMENTS)

       2,000   Ohio Turnpike Commission, Revenue Bonds, Series 2001A, 5.500%,            2/11 at 100.00           AA      2,045,900
                  2/15/26
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 39.1% (25.9% OF TOTAL INVESTMENTS) (4)

       1,000   Bay Village City School District, Ohio, General Obligation Unlimited     12/10 at 100.00      Aa2 (4)      1,068,020
                  Tax School Improvement Bonds, Series 2001, 5.000%, 12/01/25
                  (Pre-refunded 12/01/10)
       1,000   Columbus City School District, Franklin County, Ohio, General            12/14 at 100.00          AAA      1,175,600
                  Obligation Bonds, Series 2004, 5.500%, 12/01/15 (Pre-refunded
                  12/01/14) - FSA Insured
       1,000   Lakewood City School District, Cuyahoga County, Ohio, General            12/14 at 100.00          AAA      1,164,510
                  Obligation Bonds, Series 2004, 5.250%, 12/01/16 (Pre-refunded
                  12/01/14) - FSA Insured

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED (4) (continued)

$      2,000   Lakota Local School District, Butler County, Ohio, Unlimited Tax          6/11 at 100.00      Aa1 (4)   $  2,169,920
                  General Obligation School Improvement and Refunding Bonds, Series
                  2001, 5.125%, 12/01/26 (Pre-refunded 6/01/11) - FGIC Insured
         910   Lebanon, Ohio, Electric System Mortgage Revenue Bonds, Series 2001,      12/10 at 101.00        A (4)        988,742
                  5.500%, 12/01/18 (Pre-refunded 12/01/10) - AMBAC Insured
       1,000   Medina City School District, Medina County, Ohio, Unlimited Tax          12/09 at 100.00      Aa3 (4)      1,036,310
                  General Obligation School Building Construction Bonds, Series
                  1999, 5.250%, 12/01/28 (Pre-refunded 12/01/09) - FGIC Insured
       1,000   Middletown City School District, Butler County, Ohio, General            12/13 at 100.00      N/R (4)      1,131,290
                  Obligation Bonds, Series 2004, 5.000%, 12/01/25 (Pre-refunded
                  12/01/13) - FGIC Insured
       1,000   Nordonia Hills Local School District, Ohio, General Obligation           12/10 at 101.00       AA (4)      1,085,660
                  Bonds, Series 2000, 5.450%, 12/01/25 (Pre-refunded 12/01/10) -
                  AMBAC Insured
       2,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,            11/11 at 101.00       AA (4)      2,219,400
                  Denison University, Series 2001, 5.200%, 11/01/26 (Pre-refunded
                  11/01/11)
       1,000   Ohio Higher Educational Facilities Commission, Revenue Bonds,            12/10 at 101.00        A (4)      1,083,030
                  University of Dayton, Series 2000, 5.500%, 12/01/25 (Pre-refunded
                  12/01/10) - AMBAC Insured
       1,900   Olentangy Local School District, Delaware and Franklin Counties,          6/14 at 100.00      AA+ (4)      2,186,045
                  Ohio, General Obligation Bonds, Series 2004A, 5.250%, 12/01/23
                  (Pre-refunded 6/01/14) - FGIC Insured
       2,000   Puerto Rico Municipal Finance Agency, Series 1999A, 6.000%, 8/01/16       8/09 at 101.00          AAA      2,067,120
                  (Pre-refunded 8/01/09) - FSA Insured
         665   Richland County, Ohio, Hospital Facilities Revenue Improvement           11/10 at 101.00       A- (4)        728,960
                  Bonds, MedCentral Health System Obligated Group,
                  Series 2000B, 6.375%, 11/15/30 (Pre-refunded 11/15/10)
       1,275   Sycamore Community School District, Hamilton County, Ohio, Unlimited     12/09 at 101.00       AA (4)      1,331,572
                  Tax General Obligation School Improvement Bonds, Series 1999,
                  5.000%, 12/01/23 (Pre-refunded 12/01/09) - MBIA Insured
       2,735   University of Cincinnati, Ohio, General Receipts Bonds, Series            6/12 at 100.00       A+ (4)      3,059,396
                  2002F, 5.375%, 6/01/19 (Pre-refunded 6/01/12)
         400   Westerville City School District, Franklin and Delaware Counties,         6/11 at 100.00       AA (4)        432,872
                  Ohio, Various Purpose General Obligation Bonds,
                  Series 2001, 5.000%, 12/01/27 (Pre-refunded 6/01/11) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
      20,885   Total U.S. Guaranteed                                                                                     22,928,447
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 12.4% (8.2% OF TOTAL INVESTMENTS)

       1,000   American Municipal Power Ohio Inc., General Revenue Bonds, Series         2/18 at 100.00           A1        986,560
                  2008, 5.250%, 2/15/43
       1,440   American Municipal Power Ohio Inc., Wadsworth, Electric System            2/12 at 100.00           A2      1,505,650
                  Improvement Revenue Bonds, Series 2002, 5.250%, 2/15/17 - MBIA
                  Insured
       2,130   Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B,           No Opt. Call           AA        523,916
                  0.000%, 11/15/32 - MBIA Insured
       2,000   Ohio Air Quality Development Authority, Revenue Refunding Bonds,          5/09 at 101.00          AA-      1,811,160
                  Ohio Power Company Project, Series 1999C, 5.150%, 5/01/26 - AMBAC
                  Insured
       1,000   Ohio Municipal Electric Generation Agency, Beneficial Interest            2/14 at 100.00           A1        994,020
                  Certificates, Belleville Hydroelectric Project - Joint Venture 5,
                  Series 2004, 5.000%, 2/15/21 - AMBAC Insured
       1,900   Ohio Water Development Authority, Solid Waste Disposal Revenue            3/09 at 102.00          N/R      1,482,589
                  Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       9,470   Total Utilities                                                                                            7,303,895
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               WATER AND SEWER - 5.0% (3.3% OF TOTAL INVESTMENTS)

$        175   City of Marysville, Ohio, Water System Mortgage Revenue Bonds,           12/17 at 100.00           A3   $    167,482
                  Series 2007, 5.000%, 12/01/32 - AMBAC Insured
         325   Ohio Water Development Authority, Revenue Bonds, Drinking Water           6/18 at 100.00          AAA        335,186
                  Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 - FSA
                  Insured
       2,375   Ohio Water Development Authority, Revenue Bonds, Water Development       12/13 at 100.00          Aa2      2,414,021
                  Community Assistance Program, Series 2003, 5.000%, 12/01/23 -
                  MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       2,875   Total Water and Sewer                                                                                      2,916,689
------------------------------------------------------------------------------------------------------------------------------------
$     92,565   Total Investments (cost $90,233,019) - 150.9%                                                             88,571,011
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.9%                                                                       1,121,097
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (52.8)% (5)                                                     (31,000,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                           $ 58,692,108
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.0%.

N/R   Not rated.

                                 See accompanying notes to financial statements.

NBJ | Nuveen Ohio Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 3.5% (2.3% OF TOTAL INVESTMENTS)

               Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
               Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$        250      5.875%, 6/01/30                                                        6/17 at 100.00          BBB   $    158,553
       2,200      5.875%, 6/01/47                                                        6/17 at 100.00          BBB      1,251,074
          45   Puerto Rico, The Children's Trust Fund, Tobacco Settlement                5/12 at 100.00          BBB         32,252
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
       2,495   Total Consumer Staples                                                                                     1,441,879
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 12.6% (8.2% OF TOTAL INVESTMENTS)

       1,345   Bowling Green State University, Ohio, General Receipts Bonds, Series      6/13 at 100.00            A      1,440,105
                  2003, 5.250%, 6/01/18 - AMBAC Insured
         450   Ohio Higher Education Facilities Commission, General Revenue Bonds,       7/16 at 100.00           A+        404,285
                  Kenyon College, Series 2006, 5.000%, 7/01/41
       1,050   Ohio Higher Educational Facilities Commission, Revenue Bonds,            12/11 at 100.00         Baa2        998,456
                  Wittenberg University, Series 2001, 5.500%, 12/01/15
       1,000   University of Cincinnati, Ohio, General Receipts Bonds, Series            6/13 at 100.00          AA-      1,008,890
                  2003C, 5.000%, 6/01/22 - FGIC Insured
       1,245   University of Cincinnati, Ohio, General Receipts Bonds, Series            6/14 at 100.00           A+      1,284,915
                  2004D, 5.000%, 6/01/19 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       5,090   Total Education and Civic Organizations                                                                    5,136,651
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 22.4% (14.5% OF TOTAL INVESTMENTS)

       1,150   Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati        5/16 at 100.00          N/R        885,098
                  Children's Medical Center Project, Series 2006K, 5.000%,
                  5/15/31 - FGIC Insured
       1,000   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands           8/12 at 101.00            A        911,560
                  Regional Medical Center, Series 2002A, 5.500%, 8/15/22
         250   Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children's     11/18 at 100.00          Aa2        215,503
                  Hospital Project, Series 2005, 5.000%, 11/01/40
       1,850   Lorain County, Ohio, Hospital Revenue Refunding and Improvement          10/11 at 101.00          AA-      1,865,762
                  Bonds, Catholic Healthcare Partners, Series 2001A, 5.400%, 10/01/21
         225   Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds,          5/16 at 100.00           A-        193,079
                  Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21
         700   Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives,      5/14 at 100.00           AA        630,973
                  Series 2004A, 5.000%, 5/01/30
          90   Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital,           11/14 at 100.00          AA-         90,182
                  Series 2009A, 6.250%, 11/15/39
          35   Ohio Higher Educational Facilities Commission, Revenue Bonds,             1/18 at 100.00          Aa2         34,733
                  Cleveland Clinic Health System Obligated Group, Series 2008A,
                  5.000%, 1/01/25
         665   Richland County, Ohio, Hospital Facilities Revenue Improvement           11/10 at 101.00           A-        641,472
                  Bonds, MedCentral Health System Obligated Group, Series 2000B,
                  6.375%, 11/15/30
         350   Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health         11/16 at 100.00           A-        275,282
                  System Group, Series 2006, 5.250%, 11/15/36
          90   Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health        12/18 at 100.00            A         83,572
                  System Series 2008, 5.750%, 12/01/35

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE (continued)

$      3,670   Tuscarawas County, Ohio, Hospital Facilities Revenue Bonds, Union        10/11 at 101.00           A3   $  3,286,408
                  Hospital Project, Series 2001, 5.750%, 10/01/26 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
      10,075   Total Health Care                                                                                          9,113,624
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 5.2% (3.4% OF TOTAL INVESTMENTS)

       1,000   Franklin County, Ohio, GNMA Collateralized Multifamily Housing            5/12 at 102.00          Aaa      1,020,810
                  Mortgage Revenue Bonds, Agler Project, Series 2002A, 5.550%,
                  5/20/22 (Alternative Minimum Tax)
         250   Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue     10/18 at 101.00          Aaa        234,388
                  Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42
                  (Alternative Minimum Tax)
         250   Ohio Housing Finance Agency, FHA-Insured Multifamily Housing              6/16 at 102.00          Aaa        206,703
                  Mortgage Revenue Bonds, Madonna Homes, Series 2006M, 4.900%,
                  6/20/48 (Alternative Minimum Tax)
         750   Summit County Port Authority, Ohio, Multifamily Housing Revenue           9/17 at 102.00          AAA        669,900
                  Bonds, Callis Tower Apartments Project, Series 2007, 5.250%,
                  9/20/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       2,250   Total Housing/Multifamily                                                                                  2,131,801
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 2.2% (1.4% OF TOTAL INVESTMENTS)

         995   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds,        9/15 at 100.00          Aaa        880,824
                  Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 7.9% (5.1% OF TOTAL INVESTMENTS)

       3,000   Ohio State Sewage and Solid Waste Disposal Facilities, Revenue           11/11 at 100.00         BBB+      2,278,500
                  Bonds, Anheuser-Busch Project, Series 2001, 5.500%, 11/01/35
                  (Alternative Minimum Tax)
         640   Ohio State Water Development Authority, Solid Waste Revenue Bonds,        7/12 at 100.00          BBB        571,475
                  Allied Waste Industries, Inc., Series 2007A, 5.150%, 7/15/15
                  (Alternative Minimum Tax)
         500   Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue        7/17 at 102.00          N/R        354,590
                  Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       4,140   Total Industrials                                                                                          3,204,565
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 0.8% (0.5% OF TOTAL INVESTMENTS)

         475   Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life          1/17 at 100.00          BBB        306,617
                  Enriching Communities Project, Series 2006A, 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 46.3% (30.2% OF TOTAL INVESTMENTS)

       1,700   Butler County, Hamilton, Ohio, Limited Tax General Obligation Bonds,     11/11 at 101.00           A2      1,707,803
                  One Renaissance Center Acquisition, Series 2001,
                  5.000%, 11/01/26 - AMBAC Insured
               Cleveland Municipal School District, Cuyahoga County, Ohio, General
               Obligation Bonds, Series 2004:
       1,000      5.000%, 12/01/15 - FSA Insured                                         6/14 at 100.00          AAA      1,107,970
       1,000      5.000%, 12/01/22 - FSA Insured                                         6/14 at 100.00          AAA      1,020,070
         300   Columbus City School District, Franklin County, Ohio, General               No Opt. Call          AAA        106,287
                  Obligation Bonds, Series 2006, 0.000%, 12/01/27 - FSA Insured
         400   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,            12/14 at 100.00          AA+        423,628
                  5.000%, 12/01/21
       1,000   Franklin County, Ohio, General Obligation Bonds, Series 2007,            12/17 at 100.00          AAA      1,041,690
                  5.000%, 12/01/27
         400   Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32     12/15 at 100.00           AA        411,092
       1,905   Hamilton City School District, Ohio, General Obligation Bonds,            6/17 at 100.00          AAA      1,915,097
                  Series 2007, 5.000%, 12/01/34 - FSA Insured
       1,000   Indian Lake Local School District, Logan and Auglaize Counties,           6/17 at 100.00          AA-        951,290
                  Ohio, School Facilities Improvement and Refunding Bonds,
                  Series 2007, 5.000%, 12/01/34 - MBIA Insured
         345   Lakewood City School District, Cuyahoga County, Ohio, General            12/17 at 100.00          AA-        344,520
                  Obligation Bonds, Series 2007, 5.000%, 12/01/30 - FGIC Insured
       2,420   Lorain County, Ohio, Limited Tax General Obligation Justice Center       12/12 at 100.00          Aa3      2,558,424
                  Bonds, Series 2002, 5.500%, 12/01/22 - FGIC Insured

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$      1,005   Marysville Exempted School District, Union County, Ohio, General         12/15 at 100.00          AAA   $  1,022,276
                  Obligation Bonds, Series 2006, 5.000%, 12/01/25 - FSA Insured
         200   Mason City School District, Counties of Warren and Butler, Ohio,          6/17 at 100.00          Aa1        201,872
                  General Obligation Bonds, Series 2007, 5.000%, 12/01/31
          50   Milford Exempted Village School District, Ohio, General Obligation       12/18 at 100.00           A2         49,277
                  Bonds, Series 2008, 5.250%, 12/01/36
       2,665   Newark City School District, Licking County, Ohio, General               12/15 at 100.00          AA-      2,612,340
                  Obligation Bonds, Series 2005, 5.000%, 12/01/28 - FGIC Insured
         400   Northmor Local School District, Morrow County, Ohio, General             11/18 at 100.00          Aa2        397,008
                  Obligation School Facilities Construction and Improvement Bonds,
                  Series 2008, 5.000%, 11/01/36
       1,960   Portage County, Ohio, General Obligation Bonds, Series 2001, 5.000%,     12/11 at 100.00           AA      1,979,463
                  12/01/25 - FGIC Insured
       1,000   Powell, Ohio, General Obligation Bonds, Series 2002, 5.500%,             12/12 at 100.00          AA+      1,037,320
                  12/01/25 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
      18,750   Total Tax Obligation/General                                                                              18,887,427
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 15.6% (10.2% OF TOTAL INVESTMENTS)

       1,400   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series         12/16 at 100.00           A2      1,339,856
                  2006, 5.000%, 12/01/32 - AMBAC Insured
         250   Ohio State Building Authority, State Facilities Bonds,                    4/15 at 100.00          AAA        255,918
                  Administrative Building Fund Projects, Series 2005A, 5.000%,
                  4/01/25 - FSA Insured
       1,000   Ohio State Building Authority, State Facilities Bonds, Adult              4/15 at 100.00          AAA      1,035,130
                  Correctional Building Fund Project, Series 2005A, 5.000%,
                  4/01/23 - FSA Insured
       1,500   Ohio, State Appropriation Lease Bonds, Higher Education Capital             No Opt. Call           AA      1,555,800
                  Facilities, Series 2002A-II, 5.500%, 12/01/09 - MBIA Insured
       1,095   Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital      12/13 at 100.00           AA      1,178,844
                  Facilities, Series 2004A-II, 5.000%, 12/01/18
       1,000   Summit County Port Authority, Ohio, Revenue Bonds, Civic Theatre         12/11 at 100.00            A      1,001,170
                  Project, Series 2001, 5.500%, 12/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,245   Total Tax Obligation/Limited                                                                               6,366,718
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 22.9% (14.9% OF TOTAL INVESTMENTS) (4)

       1,845   Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A, 5.250%,      1/10 at 101.00          AAA      1,934,925
                  1/01/18 (Pre-refunded 1/01/10) - FSA Insured
         605   Columbus City School District, Franklin County, Ohio, General            12/14 at 100.00          AAA        711,238
                  Obligation Bonds, Series 2004, 5.500%, 12/01/15 (Pre-refunded
                  12/01/14) - FSA Insured
       1,000   Greater Cleveland Regional Transit Authority, Ohio, General              12/11 at 100.00      Aa3 (4)      1,099,320
                  Obligation Capital Improvement Bonds, Series 2001A, 5.125%,
                  12/01/21 (Pre-refunded 12/01/11) - MBIA Insured
       2,250   Lebanon City School District, Warren County, Ohio, General               12/11 at 100.00          AAA      2,496,218
                  Obligation Bonds, Series 2001, 5.500%, 12/01/21 (Pre-refunded
                  12/01/11) - FSA Insured
       1,000   Marysville Exempted Village School District, Ohio, Certificates of        6/15 at 100.00       A3 (4)      1,168,650
                  Participation, School Facilities Project, Series 2005, 5.250%,
                  12/01/21 (Pre-refunded 6/01/15) - MBIA Insured
       1,050   Olentangy Local School District, Delaware and Franklin Counties,          6/14 at 100.00      AA+ (4)      1,221,045
                  Ohio, General Obligation Bonds, Series 2004A, 5.500%, 12/01/15
                  (Pre-refunded 6/01/14) - FGIC Insured
         635   Richland County, Ohio, Hospital Facilities Revenue Improvement           11/10 at 101.00       A- (4)        696,074
                  Bonds, MedCentral Health System Obligated Group, Series 2000B,
                  6.375%, 11/15/30 (Pre-refunded 11/15/10)
------------------------------------------------------------------------------------------------------------------------------------
       8,385   Total U.S. Guaranteed                                                                                      9,327,470
------------------------------------------------------------------------------------------------------------------------------------

               UTILITIES - 12.8% (8.3% OF TOTAL INVESTMENTS)

       1,000   American Municipal Power Ohio Inc., General Revenue Bonds, Series         2/18 at 100.00           A1        986,560
                  2008, 5.250%, 2/15/43
       1,065   Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B,           No Opt. Call           AA        261,958
                  0.000%, 11/15/32 - MBIA Insured

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES (continued)

$      2,500   Ohio Air Quality Development Authority, Revenue Refunding Bonds,          5/09 at 101.00          AA-   $  2,263,950
                  Ohio Power Company Project, Series 1999C, 5.150%, 5/01/26 - AMBAC
                  Insured
         595   Ohio Municipal Electric Generation Agency, Beneficial Interest            2/14 at 100.00           A1        598,392
                  Certificates, Belleville Hydroelectric Project - Joint Venture 5,
                  Series 2004, 5.000%, 2/15/20 - AMBAC Insured
       1,400   Ohio Water Development Authority, Solid Waste Disposal Revenue            3/09 at 102.00          N/R      1,092,434
                  Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       6,560   Total Utilities                                                                                            5,203,294
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 1.5% (1.0% OF TOTAL INVESTMENTS)

         130   City of Marysville, Ohio, Water System Mortgage Revenue Bonds,           12/17 at 100.00           A3        124,415
                  Series 2007, 5.000%, 12/01/32 - AMBAC Insured
         210   Ohio Water Development Authority, Revenue Bonds, Drinking Water           6/18 at 100.00          AAA        216,581
                  Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 - FSA
                  Insured
         270   Ohio Water Development Authority, Revenue Bonds, Fresh Water             12/11 at 100.00          AAA        279,742
                  Development, Series 2001A, 5.000%, 12/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         610   Total Water and Sewer                                                                                        620,738
------------------------------------------------------------------------------------------------------------------------------------
$     66,070   Total Investments (cost $65,487,335) - 153.7%                                                             62,621,608
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 3.0%                                                                       1,232,892
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (56.7)% (5)                                                     (23,100,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                           $ 40,754,500
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.9%.

N/R   Not rated.

                                 See accompanying notes to financial statements.

NVJ | Nuveen Ohio Dividend Advantage Municipal Fund 3
    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               CONSUMER STAPLES - 5.5% (3.6% OF TOTAL INVESTMENTS)

               Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
               Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$      1,100      5.875%, 6/01/30                                                        6/17 at 100.00          BBB   $    697,631
       1,670      5.875%, 6/01/47                                                        6/17 at 100.00          BBB        949,679
          20   Puerto Rico, The Children's Trust Fund, Tobacco Settlement                5/12 at 100.00          BBB         14,334
                  Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
       2,790   Total Consumer Staples                                                                                     1,661,644
------------------------------------------------------------------------------------------------------------------------------------

               EDUCATION AND CIVIC ORGANIZATIONS - 6.3% (4.1% OF TOTAL INVESTMENTS)

         350   Ohio Higher Education Facilities Commission, General Revenue Bonds,       7/16 at 100.00           A+        314,444
                  Kenyon College, Series 2006, 5.000%, 7/01/41
       1,125   Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio          5/12 at 100.00           A2      1,186,740
                  Northern University, Series 2002, 5.750%, 5/01/16
         500   Ohio Higher Education Facilities Commission, Revenue Bonds,              12/15 at 100.00         Baa2        388,400
                  Wittenberg University, Series 2005, 5.000%, 12/01/24
------------------------------------------------------------------------------------------------------------------------------------
       1,975   Total Education and Civic Organizations                                                                    1,889,584
------------------------------------------------------------------------------------------------------------------------------------

               HEALTH CARE - 14.0% (9.2% OF TOTAL INVESTMENTS)

         775   Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati        5/16 at 100.00          N/R        596,479
                  Children's Medical Center Project, Series 2006K, 5.000%,
                  5/15/31 - FGIC Insured
       1,750   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands           8/12 at 101.00            A      1,595,230
                  Regional Medical Center, Series 2002A, 5.500%, 8/15/22
         250   Franklin County, Ohio, Hospital Revenue Bonds, Nationwide                11/18 at 100.00          Aa2        215,503
                  Children's Hospital Project, Series 2005, 5.000%, 11/01/40
         160   Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds,          5/16 at 100.00           A-        137,301
                  Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/21
         500   Montgomery County, Ohio, Revenue Bonds, Catholic Health                   5/14 at 100.00           AA        450,695
                  Initiatives, Series 2004A, 5.000%, 5/01/30
          60   Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital,           11/14 at 100.00          AA-         60,121
                  Series 2009A, 6.250%, 11/15/39
         600   Ohio Higher Educational Facilities Commission, Revenue Bonds,             1/18 at 100.00          Aa2        595,422
                  Cleveland Clinic Health System Obligated Group, Series 2008A,
                  5.000%, 1/01/25
         335   Richland County, Ohio, Hospital Facilities Revenue Improvement           11/10 at 101.00           A-        323,148
                  Bonds, MedCentral Health System Obligated Group,
                  Series 2000B, 6.375%, 11/15/30
         250   Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health         11/16 at 100.00           A-        196,630
                  System Group, Series 2006, 5.250%, 11/15/36
          60   Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health        12/18 at 100.00            A         55,715
                  System Series 2008, 5.750%, 12/01/35
------------------------------------------------------------------------------------------------------------------------------------
       4,740   Total Health Care                                                                                          4,226,244
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/MULTIFAMILY - 3.4% (2.2% OF TOTAL INVESTMENTS)

         200   Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing             10/18 at 101.00          Aaa        187,510
                  Revenue Bonds, Canterbury Court Project,
                  Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)
         200   Ohio Housing Finance Agency, FHA-Insured Multifamily Housing              6/16 at 102.00          Aaa        165,362
                  Mortgage Revenue Bonds, Madonna Homes,
                  Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               HOUSING/MULTIFAMILY (continued)

$        750   Summit County Port Authority, Ohio, Multifamily Housing Revenue           9/17 at 102.00          AAA   $    669,900
                  Bonds, Callis Tower Apartments Project,
                  Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,150   Total Housing/Multifamily                                                                                  1,022,772
------------------------------------------------------------------------------------------------------------------------------------

               HOUSING/SINGLE FAMILY - 3.5% (2.3% OF TOTAL INVESTMENTS)

         130   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program      8/10 at 100.00          Aaa        127,672
                  Residential Mortgage Revenue Bonds, Series 2000C, 6.050%, 3/01/32
                  (Alternative Minimum Tax)
         440   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program      8/10 at 100.00          Aaa        435,776
                  Residential Mortgage Revenue Bonds, Series 2000D, 5.450%, 9/01/31
                  (Alternative Minimum Tax)
          45   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities Program      8/10 at 100.00          Aaa         45,428
                  Residential Mortgage Revenue Bonds, Series 2000F, 5.625%, 9/01/16
         500   Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds,        9/15 at 100.00          Aaa        442,625
                  Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,115   Total Housing/Single Family                                                                                1,051,501
------------------------------------------------------------------------------------------------------------------------------------

               INDUSTRIALS - 3.9% (2.6% OF TOTAL INVESTMENTS)

         555   Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund          5/12 at 102.00          N/R        470,157
                  Revenue Bonds, Cleveland Christian Home Project, Series 2002C,
                  5.950%, 5/15/22
         480   Ohio State Water Development Authority, Solid Waste Revenue Bonds,        7/12 at 100.00          BBB        428,606
                  Allied Waste Industries, Inc., Series 2007A, 5.150%, 7/15/15
                  (Alternative Minimum Tax)
         400   Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue        7/17 at 102.00          N/R        283,672
                  Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       1,435   Total Industrials                                                                                          1,182,435
------------------------------------------------------------------------------------------------------------------------------------

               LONG-TERM CARE - 0.9% (0.6% OF TOTAL INVESTMENTS)

         400   Hamilton County, Ohio, Health Care Revenue Refunding Bonds, Life          1/17 at 100.00          BBB        258,204
                  Enriching Communities Project, Series 2006A, 5.000%, 1/01/37
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/GENERAL - 33.0% (21.6% OF TOTAL INVESTMENTS)

       1,815   Columbus City School District, Franklin County, Ohio, General               No Opt. Call          AAA        643,036
                  Obligation Bonds, Series 2006, 0.000%, 12/01/27 - FSA Insured
         300   Cuyahoga County, Ohio, General Obligation Bonds, Series 2004,            12/14 at 100.00          AA+        317,721
                  5.000%, 12/01/21
       1,000   Franklin County, Ohio, General Obligation Bonds, Series 2007,            12/17 at 100.00          AAA      1,041,690
                  5.000%, 12/01/27
         250   Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32     12/15 at 100.00           AA        256,933
       1,275   Hamilton City School District, Ohio, General Obligation Bonds,            6/17 at 100.00          AAA      1,281,758
                  Series 2007, 5.000%, 12/01/34 - FSA Insured
       1,000   Indian Lake Local School District, Logan and Auglaize Counties,           6/17 at 100.00          AA-        951,290
                  Ohio, School Facilities Improvement and Refunding Bonds,
                  Series 2007, 5.000%, 12/01/34 - MBIA Insured
       1,000   Kenston Local School District, Geauga County, Ohio, General               6/13 at 100.00          Aa3      1,041,150
                  Obligation Bonds, Series 2003, 5.000%, 12/01/22 - MBIA Insured
         200   Lakewood City School District, Cuyahoga County, Ohio, General            12/17 at 100.00          AA-        205,426
                  Obligation Bonds, Series 2007, 5.000%, 12/01/25 - FGIC Insured
       1,270   Lorain, Ohio, General Obligation Bonds, Series 2002, 5.125%,             12/12 at 100.00         Baa1      1,144,346
                  12/01/26 - AMBAC Insured
         500   Marysville Exempted School District, Union County, Ohio, General         12/15 at 100.00          AAA        508,595
                  Obligation Bonds, Series 2006, 5.000%, 12/01/25 - FSA Insured
         100   Mason City School District, Counties of Warren and Butler, Ohio,          6/17 at 100.00          Aa1        100,936
                  General Obligation Bonds, Series 2007, 5.000%, 12/01/31
          50   Milford Exempted Village School District, Ohio, General Obligation       12/18 at 100.00           A2         49,277
                  Bonds, Series 2008, 5.250%, 12/01/36

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               TAX OBLIGATION/GENERAL (continued)

$        150   Northmor Local School District, Morrow County, Ohio, General             11/18 at 100.00          Aa2   $    148,878
                  Obligation School Facilities Construction and Improvement Bonds,
                  Series 2008, 5.000%, 11/01/36
       1,000   Ohio, Common Schools Capital Facilities, General Obligation Bonds,        9/11 at 100.00          AA+      1,051,770
                  Series 2001B, 5.000%, 9/15/20
       1,130   Solon, Ohio, General Obligation Refunding and Improvement Bonds,         12/12 at 100.00          AAA      1,216,852
                  Series 2002, 5.000%, 12/01/18
------------------------------------------------------------------------------------------------------------------------------------
      11,040   Total Tax Obligation/General                                                                               9,959,658
------------------------------------------------------------------------------------------------------------------------------------

               TAX OBLIGATION/LIMITED - 21.5% (14.1% OF TOTAL INVESTMENTS)

       1,000   Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series         12/16 at 100.00           A2        957,040
                  2006, 5.000%, 12/01/32 - AMBAC Insured
       1,000   Midview Local School District, Lorain County, Ohio, Certificates of       5/13 at 100.00            A        915,750
                  Participation, Series 2003, 5.000%, 11/01/30
       1,250   Ohio State Building Authority, State Facilities Bonds,                    4/12 at 100.00          AAA      1,344,338
                  Administrative Building Fund Projects, Series 2002A, 5.500%,
                  4/01/18 - FSA Insured
         200   Ohio State Building Authority, State Facilities Bonds,                    4/15 at 100.00          AAA        204,734
                  Administrative Building Fund Projects, Series 2005A, 5.000%,
                  4/01/25 - FSA Insured
       1,000   Ohio, State Appropriation Lease Bonds, Higher Education Capital             No Opt. Call           AA      1,037,200
                  Facilities, Series 2002A-II, 5.500%, 12/01/09 - MBIA Insured
       2,000   Puerto Rico Public Buildings Authority, Guaranteed Government               No Opt. Call          AAA      2,013,220
                  Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21 - FSA
                  Insured
------------------------------------------------------------------------------------------------------------------------------------
       6,450   Total Tax Obligation/Limited                                                                               6,472,282
------------------------------------------------------------------------------------------------------------------------------------

               TRANSPORTATION - 6.0% (3.9% OF TOTAL INVESTMENTS)

       1,550   Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A,            No Opt. Call           AA      1,800,387
                  5.500%, 2/15/18 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------

               U.S. GUARANTEED - 43.3% (28.4% OF TOTAL INVESTMENTS) (4)

         725   Eaton City School District, Preble County, Ohio, General Obligation      12/12 at 101.00       A1 (4)        840,282
                  Bonds, Series 2002, 5.750%, 12/01/21 (Pre-refunded 12/01/12) -
                  FGIC Insured
       1,300   Granville Exempt Village School District, Ohio, General Obligation       12/11 at 100.00      Aa2 (4)      1,442,259
                  Bonds, Series 2001, 5.500%, 12/01/28 (Pre-refunded 12/01/11)
       1,000   Hilliard, Ohio, General Obligation Bonds, Series 2002, 5.375%,           12/12 at 100.00      Aa2 (4)      1,135,980
                  12/01/22 (Pre-refunded 12/01/12)
         500   Miami East Local School District, Miami County, Ohio, General             6/12 at 100.00          AAA        556,535
                  Obligation Bonds, Series 2002, 5.125%, 12/01/29 (Pre-refunded
                  6/01/12) - FSA Insured
       1,000   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,               4/10 at 101.00        A (4)      1,068,480
                  Kettering Medical Center, Series 1999, 6.750%, 4/01/18
                  (Pre-refunded 4/01/10)
       1,000   Montgomery County, Ohio, Revenue Bonds, Catholic Health                   9/11 at 100.00       AA (4)      1,102,250
                  Initiatives, Series 2001, 5.500%, 9/01/12 (Pre-refunded 9/01/11)
       2,000   Ohio Higher Education Facilities Commission, Revenue Bonds, Case         10/12 at 100.00      AA- (4)      2,268,738
                  Western Reserve University, Series 2002B, 5.500%, 10/01/22
                  (Pre-refunded 10/01/12)
       1,000   Ohio State University, General Receipts Bonds, Series 1999A,             12/09 at 101.00       AA (4)      1,050,440
                  5.800%, 12/01/29 (Pre-refunded 12/01/09)
       1,000   Olentangy Local School District, Delaware and Franklin Counties,          6/14 at 100.00      AA+ (4)      1,150,550
                  Ohio, General Obligation Bonds, Series 2004A, 5.250%, 12/01/21
                  (Pre-refunded 6/01/14) - FGIC Insured
       1,535   Pickerington Local School District, Fairfield and Franklin               12/11 at 100.00      AA- (4)      1,692,629
                  Counties, Ohio, General Obligation Bonds, School Facilities
                  Construction and Improvement, Series 2001, 5.250%, 12/01/20
                  (Pre-refunded 12/01/11) - FGIC Insured
         665   Richland County, Ohio, Hospital Facilities Revenue Improvement           11/10 at 101.00       A- (4)        728,960
                  Bonds, MedCentral Health System
                  Obligated Group, Series 2000B, 6.375%, 11/15/30 (Pre-refunded
                  11/15/10)
------------------------------------------------------------------------------------------------------------------------------------
      11,725   Total U.S. Guaranteed                                                                                     13,037,103
------------------------------------------------------------------------------------------------------------------------------------

    | Portfolio of INVESTMENTS February 28, 2009

   PRINCIPAL                                                                              OPTIONAL CALL
 AMOUNT (000)  DESCRIPTION (1)                                                            PROVISIONS (2)  RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
               UTILITIES - 9.4% (6.2% OF TOTAL INVESTMENTS)

$        500   American Municipal Power Ohio Inc., General Revenue Bonds, Series         2/18 at 100.00           A1   $    493,280
                  2008, 5.250%, 2/15/43
       1,500   American Municipal Power Ohio Inc., Wadsworth, Electric System            2/12 at 100.00           A2      1,568,385
                  Improvement Revenue Bonds, Series 2002, 5.250%, 2/15/17 - MBIA
                  Insured
       1,595   Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B,           No Opt. Call           AA        392,322
                  0.000%, 11/15/32 - MBIA Insured
         500   Ohio Water Development Authority, Solid Waste Disposal Revenue            3/09 at 102.00          N/R        390,155
                  Bonds, Bay Shore Power, Series 1998A, 5.875%, 9/01/20
                  (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
       4,095   Total Utilities                                                                                            2,844,142
------------------------------------------------------------------------------------------------------------------------------------

               WATER AND SEWER - 1.9% (1.2% OF TOTAL INVESTMENTS)

         130   City of Marysville, Ohio, Water System Mortgage Revenue Bonds,           12/17 at 100.00           A3        124,415
                  Series 2007, 5.000%, 12/01/32 - AMBAC Insured
         160   Ohio Water Development Authority, Revenue Bonds, Drinking Water           6/18 at 100.00          AAA        165,014
                  Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 - FSA
                  Insured
         270   Ohio Water Development Authority, Revenue Bonds, Fresh Water             12/11 at 100.00          AAA        279,742
                  Development, Series 2001A, 5.000%, 12/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         560   Total Water and Sewer                                                                                        569,171
------------------------------------------------------------------------------------------------------------------------------------
$     49,025   Total Investments (cost $46,425,514) - 152.6%                                                             45,975,127
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 2.2%                                                                         652,141
               ---------------------------------------------------------------------------------------------------------------------
               Preferred Shares, at Liquidation Value - (54.8)% (5)                                                     (16,500,000)
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets Applicable to Common Shares - 100%                                                           $ 30,127,268
               =====================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds insured by AGC, AMBAC, FGIC, FSA, MBIA, RAAI and SYNCORA as of February 28, 2009. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.9%.

N/R   Not rated.

                                 See accompanying notes to financial statements.

| Statement of ASSETS & LIABILITIES February 28, 2009

                                                                                         MICHIGAN         MICHIGAN         MICHIGAN
                                                                                          QUALITY          PREMIUM         DIVIDEND
                                                                                           INCOME           INCOME        ADVANTAGE
                                                                                             (NUM)            (NMP)            (NZW)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $248,570,756, $159,800,186 and $42,925,644,
   respectively)                                                                    $ 245,351,531    $ 155,662,347    $  40,479,089
Cash                                                                                    1,325,728          740,310          216,601
Receivables:
   Interest                                                                             3,715,047        2,553,244          617,111
   Investments sold                                                                            --               --               --
Other assets                                                                               18,290            5,528              284
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                       250,410,596      158,961,429       41,313,085
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Payables:
   Common shares repurchased                                                                   --           34,744               --
   Common share dividends                                                                 580,306          359,237          110,478
   Preferred share dividends                                                                5,844            4,352            9,588
Accrued expenses:
   Management fees                                                                        124,353           79,476           15,934
   Other                                                                                   83,593           49,173           16,149
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                      794,096          526,982          152,149
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                 90,900,000       56,000,000       14,925,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $ 158,716,500    $ 102,434,447    $  26,235,936
====================================================================================================================================
Common shares outstanding                                                              11,714,953        7,724,348        2,066,986
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                              $      13.55    $       13.26    $       12.69
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                             $     117,150    $      77,243    $      20,670
Paid-in surplus                                                                       163,942,156      108,108,662       29,276,195
Undistributed (Over-distribution of) net investment income                                210,824           73,500          (16,421)
Accumulated net realized gain (loss) from investments and derivative
   transactions                                                                        (2,334,405)      (1,687,119)        (597,953)
Net unrealized appreciation (depreciation) of investments and derivative
   transactions                                                                        (3,219,225)      (4,137,839)      (2,446,555)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                              $ 158,716,500    $ 102,434,447    $  26,235,936
====================================================================================================================================
Authorized shares:
   Common                                                                             200,000,000      200,000,000        Unlimited
   Preferred                                                                            1,000,000        1,000,000        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of ASSETS & LIABILITIES (continued) February 28, 2009

                                                                            OHIO             OHIO             OHIO             OHIO
                                                                         QUALITY         DIVIDEND         DIVIDEND         DIVIDEND
                                                                          INCOME        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                            (NUO)            (NXI)            (NBJ)            (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $217,552,694, $90,233,019,
   $65,487,335 and $46,425,514, respectively)                      $ 212,923,857    $  88,571,011    $  62,621,608    $  45,975,127
Cash                                                                   2,097,131           77,472          472,485           91,791
Receivables:
   Interest                                                            2,936,840        1,248,811          973,155          661,407
   Investments sold                                                    1,572,351           75,000               --           45,000
Other assets                                                               1,336            2,036              324            4,850
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                      219,531,515       89,974,330       64,067,572       46,778,175
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES

Payables:
   Common shares repurchased                                                  --               --               --               --
   Common share dividends                                                468,098          221,050          161,884          118,447
   Preferred share dividends                                               5,082            2,407            3,467            1,751
Accrued expenses:
   Management fees                                                       108,647           34,513           24,577           16,197
   Other                                                                  66,903           24,252           23,144           14,512
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                     648,730          282,222          213,072          150,907
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                77,000,000       31,000,000       23,100,000       16,500,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 141,882,785    $  58,692,108    $  40,754,500    $  30,127,268
====================================================================================================================================
Common shares outstanding                                              9,746,032        4,243,493        3,121,477        2,156,758
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares
   outstanding)                                                    $       14.56    $       13.83    $       13.06    $       13.97
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $      97,460    $      42,435    $      31,215    $      21,568
Paid-in surplus                                                      147,811,741       60,263,805       44,255,705       30,521,415
Undistributed (Over-distribution of) net investment income               355,545          250,348           65,127           87,202
Accumulated net realized gain (loss) from investments and
   derivative transactions                                            (1,753,124)        (202,472)        (731,820)         (52,530)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                        (4,628,837)      (1,662,008)      (2,865,727)        (450,387)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 141,882,785    $  58,692,108    $  40,754,500    $  30,127,268
====================================================================================================================================
Authorized shares:
   Common                                                            200,000,000        Unlimited        Unlimited        Unlimited
   Preferred                                                           1,000,000        Unlimited        Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of OPERATIONS

                                                   MICHIGAN                      MICHIGAN                     MICHIGAN
                                             QUALITY INCOME (NUM)          PREMIUM INCOME (NMP)        DIVIDEND ADVANTAGE (NZW)
                                         ----------------------------  ----------------------------  ----------------------------
                                                 SEVEN                         SEVEN                         SEVEN
                                          MONTHS ENDED     YEAR ENDED   MONTHS ENDED     YEAR ENDED   MONTHS ENDED     YEAR ENDED
                                               2/28/09        7/31/08        2/28/09        7/31/08        2/28/09        7/31/08
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                        $   7,504,985  $  13,055,842  $   4,808,284  $   8,439,692  $   1,295,893  $   2,264,968
----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                929,123      1,672,600        589,333      1,061,252        157,837        290,376
Preferred shares - auction fees                135,863        235,594         81,315        140,353         23,005         40,101
Preferred shares - dividend disbursing
   agent fees                                   11,616         20,000         11,616         20,000          5,801         10,000
Shareholders' servicing agent fees and
   expenses                                      9,776         20,771          7,694         15,756            350            820
Interest expense on floating rate
   obligations                                      --         70,020             --        160,686             --         12,937
Custodian's fees and expenses                   31,686         60,538         21,832         37,107          7,912         15,898
Directors'/Trustees' fees and expenses           2,769          6,577          1,812          4,376            459          1,269
Professional fees                               20,911         25,401         16,417         20,225          9,277         10,598
Shareholders' reports - printing and
   mailing expenses                             33,141         51,006         23,132         36,480          8,905         12,520
Stock exchange listing fees                      5,345          9,404          5,345          9,408            169            244
Investor relations expense                      13,090         30,527          8,441         19,863          2,390          5,785
Other expenses                                  17,218         27,563         10,702         16,974          9,476         12,005
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee
   credit and expense reimbursement          1,210,538      2,230,001        777,639      1,542,480        225,581        412,553
   Custodian fee credit                         (3,416)       (22,051)        (2,043)       (16,783)        (2,600)        (4,952)
   Expense reimbursement                            --             --             --             --        (40,346)       (95,272)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                 1,207,122      2,207,950        775,596      1,525,697        182,635        312,329
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                        6,297,863     10,847,892      4,032,688      6,913,995      1,113,258      1,952,639
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                              (1,757,557)      (263,137)    (1,285,668)      (512,989)      (206,695)       (97,468)
   Forward swaps                                    --             --         69,797         (6,970)            --             --
   Futures                                          --             --         41,405             --             --             --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                              (5,268,940)    (7,931,308)    (3,725,846)    (5,009,333)    (1,840,743)    (1,870,613)
   Forward swaps                                    --             --        (71,362)       207,726             --             --
   Futures                                          --             --        (13,813)        13,813             --             --
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)     (7,026,497)    (8,194,445)    (4,985,487)    (5,307,753)    (2,047,438)    (1,968,081)
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                  (1,528,357)    (2,850,189)      (911,943)    (1,775,079)      (265,934)      (491,691)
From accumulated net realized gains                 --       (431,262)            --       (187,020)        (8,429)       (48,339)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Preferred shareholders                   (1,528,357)    (3,281,451)      (911,943)    (1,962,099)      (274,363)      (540,030)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                            $  (2,256,991) $    (628,004) $  (1,864,742) $    (355,857) $  (1,208,543) $    (555,472)
==================================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of OPERATIONS (continued)

                                                                                   OHIO                          OHIO
                                                                           QUALITY INCOME (NUO)        DIVIDEND ADVANTAGE (NXI)
                                                                       ----------------------------  ----------------------------
                                                                               SEVEN                         SEVEN
                                                                        MONTHS ENDED     YEAR ENDED   MONTHS ENDED     YEAR ENDED
                                                                             2/28/09        7/31/08        2/28/09        7/31/08
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                      $   6,537,075  $  11,401,219  $   2,666,579  $   4,650,740
----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                                              802,703      1,440,999        332,007        593,332
Preferred shares - auction fees                                              111,809        192,987         45,014         77,696
Preferred shares - dividend disbursing agent fees                             17,425         29,151          5,808         10,000
Shareholders' servicing agent fees and expenses                               10,858         22,659            621          1,107
Interest expense on floating rate obligations                                 32,715        239,395         12,540         94,080
Custodian's fees and expenses                                                 29,223         96,078         14,557         30,610
Directors'/Trustees' fees and expenses                                         2,724          5,787          1,085          2,321
Professional fees                                                             19,001         23,666         11,454         13,003
Shareholders' reports - printing and mailing expenses                         29,949         49,745         13,650         23,492
Stock exchange listing fees                                                    5,345          9,440            348            501
Investor relations expense                                                    13,132         28,491          4,287         10,361
Other expenses                                                                12,452         19,208         10,075         13,509
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                                           1,087,336      2,157,606        451,446        870,012
   Custodian fee credit                                                       (6,090)       (14,572)        (2,690)        (7,191)
   Expense reimbursement                                                          --             --        (77,084)      (171,421)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                               1,081,246      2,143,034        371,672        691,400
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      5,455,829      9,258,185      2,294,907      3,959,340
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                              (963,174)      (894,117)      (160,768)      (240,447)
   Forward swaps                                                                  --       (113,636)       104,696        (31,726)
   Futures                                                                   348,303         (8,573)       276,060         (8,580)
Change in net unrealized appreciation (depreciation) of:
   Investments                                                            (4,408,974)    (6,068,561)    (2,005,025)    (2,295,579)
   Forward swaps                                                                  --        141,307       (107,042)       220,088
   Futures                                                                  (101,622)       101,622        (41,291)        41,291
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                   (5,125,467)    (6,841,958)    (1,933,370)    (2,314,953)
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                (1,253,559)    (2,439,092)      (507,674)      (974,550)
From accumulated net realized gains                                               --       (235,804)            --       (133,387)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                                (1,253,559)    (2,674,896)      (507,674)    (1,107,937)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                       $    (923,197) $    (258,669) $    (146,137) $     536,450
==================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                   OHIO                          OHIO
                                                                        DIVIDEND ADVANTAGE 2 (NBJ)    DIVIDEND ADVANTAGE 3 (NVJ)
                                                                       ----------------------------  ----------------------------
                                                                               SEVEN                         SEVEN
                                                                        MONTHS ENDED     YEAR ENDED   MONTHS ENDED     YEAR ENDED
                                                                             2/28/09        7/31/08        2/28/09        7/31/08
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                      $   1,952,373  $   3,393,532  $   1,390,993  $   2,404,109
----------------------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                                              240,426        437,799        173,067        307,644
Preferred shares - auction fees                                               34,676         60,150         23,958         41,353
Preferred shares - dividend disbursing agent fees                              5,801         10,000          5,808         10,000
Shareholders' servicing agent fees and expenses                                  616          1,195            490            935
Interest expense on floating rate obligations                                  9,368         70,334          6,270         48,021
Custodian's fees and expenses                                                 11,463         21,586          8,789         17,878
Directors'/Trustees' fees and expenses                                           921          1,400            559          1,275
Professional fees                                                             10,565         11,578          9,459         10,503
Shareholders' reports - printing and mailing expenses                         11,343         17,814          9,406         13,707
Stock exchange listing fees                                                      256            368            177            255
Investor relations expense                                                     5,696          9,195          4,742          6,569
Other expenses                                                                 8,768         12,736          8,454         12,058
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                                             339,899        654,155        251,179        470,198
   Custodian fee credit                                                       (1,285)        (7,350)          (890)        (6,018)
   Expense reimbursement                                                     (61,443)      (143,623)       (53,575)      (113,089)
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                 277,171        503,182        196,714        351,091
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      1,675,202      2,890,350      1,194,279      2,053,018
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                              (424,412)      (326,158)       (55,182)      (272,641)
   Forward swaps                                                                  --        (45,455)       104,696             --
   Futures                                                                    64,124             --        173,467         23,859
Change in net unrealized appreciation (depreciation) of:
   Investments                                                            (2,249,194)    (1,953,136)      (958,880)    (1,043,820)
   Forward swaps                                                                  --         56,523       (107,042)       107,042
   Futures                                                                   (19,976)        19,976        (21,252)         9,550
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                   (2,629,458)    (2,248,250)      (864,193)    (1,176,010)
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                  (391,035)      (790,428)      (265,893)      (496,884)
From accumulated net realized gains                                               --        (67,354)            --        (45,494)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                                  (391,035)      (857,782)      (265,893)      (542,378)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                       $  (1,345,291) $    (215,682) $      64,193  $     334,630
==================================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS

                                                            MICHIGAN                                     MICHIGAN
                                                      QUALITY INCOME (NUM)                         PREMIUM INCOME (NMP)
                                          -------------------------------------------  -------------------------------------------
                                                  SEVEN                                        SEVEN
                                           MONTHS ENDED     YEAR ENDED     YEAR ENDED   MONTHS ENDED     YEAR ENDED     YEAR ENDED
                                                2/28/09        7/31/08        7/31/07        2/28/09        7/31/08        7/31/07
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                     $   6,297,863  $  10,847,892  $  11,023,625  $   4,032,688  $   6,913,995  $   6,952,299
Net realized gain (loss) from:
   Investments                               (1,757,557)      (263,137)     2,021,802     (1,285,668)      (512,989)     1,318,366
   Forward swaps                                     --             --             --         69,797         (6,970)            --
   Futures                                           --             --             --         41,405             --             --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                               (5,268,940)    (7,931,308)    (3,145,750)    (3,725,846)    (5,009,333)    (2,008,515)
   Forward swaps                                     --             --             --        (71,362)       207,726       (136,364)
   Futures                                           --             --             --        (13,813)        13,813             --
Distributions to Preferred Shareholders:
   From net investment income                (1,528,357)    (2,850,189)    (2,968,560)      (911,943)    (1,775,079)    (1,756,872)
   From accumulated net realized gains               --       (431,262)      (232,090)            --       (187,020)      (174,588)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                (2,256,991)      (628,004)     6,699,027     (1,864,742)      (355,857)     4,194,326
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                   (4,551,261)    (7,897,051)    (8,329,332)    (2,906,120)    (5,138,948)    (5,530,371)
From accumulated net realized gains                  --     (1,193,754)      (859,878)            --       (574,353)      (717,747)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                       (4,551,261)    (9,090,805)    (9,189,210)    (2,906,120)    (5,713,301)    (6,248,118)
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to
      shareholders due to reinvestment
      of distributions                               --             --             --             --             --             --
   Repurchased                                       --             --             --       (283,094)            --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                        --             --             --       (283,094)            --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares               (6,808,252)    (9,718,809)    (2,490,183)    (5,053,956)    (6,069,158)    (2,053,792)
Net assets applicable to Common shares
   at the beginning of period               165,524,752    175,243,561    177,733,744    107,488,403    113,557,561    115,611,353
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                   $ 158,716,500  $ 165,524,752  $ 175,243,561  $ 102,434,447  $ 107,488,403  $ 113,557,561
===================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of
   period                                 $     210,824  $      (7,421) $    (85,440)  $      73,500  $    (141,120) $    (133,697)
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                            MICHIGAN                                       OHIO
                                                    DIVIDEND ADVANTAGE (NZW)                       QUALITY INCOME (NUO)
                                          -------------------------------------------  -------------------------------------------
                                                  SEVEN                                        SEVEN
                                           MONTHS ENDED     YEAR ENDED     YEAR ENDED   MONTHS ENDED     YEAR ENDED     YEAR ENDED
                                                2/28/09        7/31/08        7/31/07        2/28/09        7/31/08        7/31/07
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                     $   1,113,258  $   1,952,639  $   1,965,259  $   5,455,829  $   9,258,185  $   9,361,633
Net realized gain (loss) from:
   Investments                                 (206,695)       (97,468)       397,159       (963,174)      (894,117)     1,187,125
   Forward swaps                                     --             --        (50,922)            --       (113,636)            --
   Futures                                           --             --             --        348,303         (8,573)            --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                               (1,840,743)    (1,870,613)      (641,385)    (4,408,974)    (6,068,561)    (2,229,443)
   Forward swaps                                     --             --         23,573             --        141,307       (141,307)
   Futures                                           --             --             --       (101,622)       101,622             --
Distributions to Preferred Shareholders:
   From net investment income                  (265,934)      (491,691)      (505,441)    (1,253,559)    (2,439,092)    (2,526,574)
   From accumulated net realized gains           (8,429)       (48,339)        (4,070)            --       (235,804)      (109,526)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                (1,208,543)      (555,472)     1,184,173       (923,197)      (258,669)     5,541,908
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                     (815,426)    (1,457,223)    (1,592,223)    (3,810,698)    (6,520,095)    (7,105,832)
From accumulated net realized gains             (24,804)      (150,270)       (16,105)            --       (656,883)      (409,333)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                         (840,230)    (1,607,493)    (1,608,328)    (3,810,698)    (7,176,978)    (7,515,165)
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to
      shareholders due to reinvestment of
      distributions                                  --          8,680         40,054             --             --             --
   Repurchased                                       --             --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                        --          8,680         40,054             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares               (2,048,773)    (2,154,285)      (384,101)    (4,733,895)    (7,435,647)    (1,973,257)
Net assets applicable to Common shares
   at the beginning of period                28,284,709     30,438,994     30,823,095    146,616,680    154,052,327    156,025,584
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                   $  26,235,936  $  28,284,709  $  30,438,994  $ 141,882,785  $ 146,616,680  $ 154,052,327
===================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of
   period                                 $     (16,421) $     (48,259) $     (51,915) $     355,545  $       3,336  $    (293,613)
===================================================================================================================================

                                 See accompanying notes to financial statements.

| Statement of CHANGES in NET ASSETS (continued)

                                                              OHIO                                        OHIO
                                                    DIVIDEND ADVANTAGE (NXI)                    DIVIDEND ADVANTAGE 2 (NBJ)
                                          -------------------------------------------  -------------------------------------------
                                                  SEVEN                                        SEVEN
                                           MONTHS ENDED     YEAR ENDED     YEAR ENDED   MONTHS ENDED     YEAR ENDED     YEAR ENDED
                                                2/28/09        7/31/08        7/31/07        2/28/09        7/31/08        7/31/07
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                     $   2,294,907  $   3,959,340  $   3,996,849  $   1,675,202  $   2,890,350  $   2,885,530
Net realized gain (loss) from:
   Investments                                 (160,768)      (240,447)       458,042       (424,412)      (326,158)       356,781
   Forward swaps                                104,696        (31,726)            --             --        (45,455)            --
   Futures                                      276,060         (8,580)            --         64,124             --             --
Change in net unrealized appreciation
   (depreciation) of:
   Investments                               (2,005,025)    (2,295,579)      (728,528)    (2,249,194)    (1,953,136)      (612,925)
   Forward swaps                               (107,042)       220,088       (113,046)            --         56,523        (56,523)
   Futures                                      (41,291)        41,291             --        (19,976)        19,976             --
Distributions to Preferred Shareholders:
   From net investment income                  (507,674)      (974,550)    (1,023,335)      (391,035)      (790,428)      (788,031)
   From accumulated net realized gains               --       (133,387)       (34,050)            --        (67,354)       (39,456)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   operations                                  (146,137)       536,450      2,555,932     (1,345,291)      (215,682)     1,745,376
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                   (1,629,732)    (2,775,637)    (3,063,555)    (1,186,161)    (2,007,110)    (2,156,940)
From accumulated net realized gains                  --       (399,794)      (131,955)            --       (185,104)      (137,033)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                       (1,629,732)    (3,175,431)    (3,195,510)    (1,186,161)    (2,192,214)    (2,293,973)
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to
      shareholders due to reinvestment
      of distributions                               --             --         17,968             --             --             --
   Repurchased                                   (6,912)            --             --             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                    (6,912)            --         17,968             --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares               (1,782,781)    (2,638,981)      (621,610)    (2,531,452)    (2,407,896)      (548,597)
Net assets applicable to Common shares
   at the beginning of period                60,474,889     63,113,870     63,735,480     43,285,952     45,693,848     46,242,445
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares
   at the end of period                   $  58,692,108  $  60,474,889  $  63,113,870  $  40,754,500  $  43,285,952  $  45,693,848
===================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of
   period                                 $     250,348  $     108,618  $     (98,082) $      65,127  $     (32,879) $    (125,378)
===================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                           OHIO
                                                                                                DIVIDEND ADVANTAGE 3 (NVJ)
                                                                                       -------------------------------------------
                                                                                               SEVEN
                                                                                        MONTHS ENDED     YEAR ENDED     YEAR ENDED
                                                                                             2/28/09        7/31/08        7/31/07
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                  $   1,194,279  $   2,053,018  $   2,070,882
Net realized gain (loss) from:
   Investments                                                                               (55,182)      (272,641)       233,291
   Forward swaps                                                                             104,696             --        (32,854)
   Futures                                                                                   173,467         23,859         34,159
Change in net unrealized appreciation (depreciation) of:
   Investments                                                                              (958,880)    (1,043,820)      (450,205)
   Forward swaps                                                                            (107,042)       107,042         15,013
   Futures                                                                                   (21,252)         9,550        (11,622)
Distributions to Preferred Shareholders:
   From net investment income                                                               (265,893)      (496,884)      (530,895)
   From accumulated net realized gains                                                            --        (45,494)       (21,569)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from operations             64,193        334,630      1,306,200
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                  (857,987)    (1,454,801)    (1,545,319)
From accumulated net realized gains                                                               --       (132,313)       (76,833)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to Common
   shareholders                                                                             (857,987)    (1,587,114)    (1,622,152)
-----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from shares issued to shareholders due to reinvestment of
      distributions                                                                               --             --          3,269
   Repurchased                                                                               (20,129)            --             --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from capital share
   transactions                                                                              (20,129)            --          3,269
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares                           (813,923)    (1,252,484)      (312,683)
Net assets applicable to Common shares at the beginning of period                         30,941,191     32,193,675     32,506,358
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                            $  30,127,268  $  30,941,191  $  32,193,675
===================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period        $      87,202  $      24,308  $     (76,726)
===================================================================================================================================

                                 See accompanying notes to financial statements.

| Notes to FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Michigan Quality Income Municipal Fund, Inc. (NUM), Nuveen Michigan Premium Income Municipal Fund, Inc. (NMP), Nuveen Michigan Dividend Advantage Municipal Fund (NZW), Nuveen Ohio Quality Income Municipal Fund, Inc. (NUO), Nuveen Ohio Dividend Advantage Municipal Fund (NXI), Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) and Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ) (collectively, the "Funds"). Common shares of Michigan Quality Income (NUM), Michigan Premium Income (NMP), and Ohio Quality Income (NUO) are traded on the New York Stock Exchange while Common shares of Michigan Dividend Advantage (NZW), Ohio Dividend Advantage (NXI), Ohio Dividend Advantage 2 (NBJ) and Ohio Dividend Advantage 3 (NVJ) are traded on the NYSE Alternext US (formerly American Stock Exchange). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

During the current fiscal period, the Board of Directors/Trustees of the Funds approved a change in the Funds' fiscal and tax year end from July 31 to February 28/29.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 28, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares
The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of February 28, 2009, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                         MICHIGAN       MICHIGAN       MICHIGAN
                                          QUALITY        PREMIUM       DIVIDEND
                                           INCOME         INCOME      ADVANTAGE
                                             (NUM)          (NMP)          (NZW)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                    --            840             --
   Series W                                    --             --            597
   Series TH                                3,094          1,400             --
   Series F                                   542             --             --
--------------------------------------------------------------------------------
Total                                       3,636          2,240            597
================================================================================

                                OHIO         OHIO           OHIO           OHIO
                             QUALITY     DIVIDEND       DIVIDEND       DIVIDEND
                              INCOME    ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                (NUO)        (NXI)          (NBJ)          (NVJ)
--------------------------------------------------------------------------------
Number of shares:
   Series M                      680           --             --             --
   Series T                       --           --             --            660
   Series W                       --        1,240             --             --
   Series TH                   1,400           --             --             --
   Series TH2                  1,000           --             --             --
   Series F                       --           --            924             --
--------------------------------------------------------------------------------
Total                          3,080        1,240            924            660
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

| Notes to FINANCIAL STATEMENTS (continued)

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

As of February 28, 2009, Michigan Quality Income (NUM), Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2 (NBJ) redeemed $3,100,000, $1,075,000 and $900,000 of their outstanding Preferred shares, respectively, at liquidation value. There were no Preferred share redemptions in any of the other Funds.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as "Interest expense on floating rate obligations" on the Statement of Operations.

During the seven months ended February 28, 2009, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At February 28, 2009, the Funds were not invested in any externally-deposited Recourse Trusts.

                    MICHIGAN    MICHIGAN     MICHIGAN       OHIO         OHIO         OHIO         OHIO
                     QUALITY     PREMIUM     DIVIDEND    QUALITY     DIVIDEND     DIVIDEND     DIVIDEND
                      INCOME      INCOME    ADVANTAGE     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                        (NUM)       (NMP)        (NZW)      (NUO)        (NXI)        (NBJ)        (NVJ)
--------------------------------------------------------------------------------------------------------
Maximum exposure  $       --  $       --  $        --  $      --  $        --  $        --  $        --
========================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the seven months ended February 28, 2009, were as follows:

                                                OHIO           OHIO           OHIO           OHIO
                                             QUALITY       DIVIDEND       DIVIDEND       DIVIDEND
                                              INCOME      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                                (NUO)          (NXI)          (NBJ)          (NVJ)
--------------------------------------------------------------------------------------------------
Average floating rate obligations      $   1,610,825   $    617,453   $    461,274   $    308,726
Average annual interest rate and fees           3.50%          3.50%          3.50%          3.50%
==================================================================================================

Forward Swap Transactions
Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Michigan Premium Income
(NMP), Ohio Dividend Advantage (NXI) and Ohio Dividend Advantage 3 (NVJ) were the only Funds to invest in forward interest rate swap transactions during the seven months ended February 28, 2009.

Futures Contracts
Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. Michigan Quality Income (NUM) and Michigan Dividend Advantage (NZW) were the only Funds that did not invest in futures contracts during the seven months ended February 28, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

| Notes to FINANCIAL STATEMENTS (continued)

Each Fund helps manage credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments Inc. ("Nuveen") believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund's fair value measurements as of February 28, 2009:

MICHIGAN QUALITY INCOME (NUM)            LEVEL 1        LEVEL 2        LEVEL 3          TOTAL
----------------------------------------------------------------------------------------------
Investments                        $          --  $ 245,351,531  $          --  $ 245,351,531
==============================================================================================

MICHIGAN PREMIUM INCOME (NMP)            LEVEL 1        LEVEL 2        LEVEL 3          TOTAL
----------------------------------------------------------------------------------------------
Investments                        $          --  $ 155,662,347  $          --  $ 155,662,347
==============================================================================================

MICHIGAN DIVIDEND ADVANTAGE (NZW)        LEVEL 1        LEVEL 2        LEVEL 3          TOTAL
----------------------------------------------------------------------------------------------
Investments                        $          --  $  40,479,089  $          --  $  40,479,089
==============================================================================================

OHIO QUALITY INCOME (NUO)                LEVEL 1        LEVEL 2        LEVEL 3          TOTAL
----------------------------------------------------------------------------------------------
Investments                        $          --  $ 212,923,857  $          --  $ 212,923,857
==============================================================================================

OHIO DIVIDEND ADVANTAGE (NXI)            LEVEL 1        LEVEL 2        LEVEL 3          TOTAL
----------------------------------------------------------------------------------------------
Investments                        $          --  $  88,571,011  $          --  $  88,571,011
==============================================================================================

OHIO DIVIDEND ADVANTAGE 2 (NBJ)          LEVEL 1        LEVEL 2        LEVEL 3          TOTAL
----------------------------------------------------------------------------------------------
Investments                        $          --  $  62,621,608  $          --  $  62,621,608
==============================================================================================

OHIO DIVIDEND ADVANTAGE 3 (NVJ)          LEVEL 1        LEVEL 2        LEVEL 3          TOTAL
----------------------------------------------------------------------------------------------
Investments                        $          --  $  45,975,127  $          --  $  45,975,127
==============================================================================================

| Notes to FINANCIAL STATEMENTS (continued)

3. FUND SHARES

Common Shares
On July 30, 2008, the Funds' Board of Directors/Trustees approved an open market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. Transactions in Common shares were as follows:

                                                    MICHIGAN QUALITY                              MICHIGAN PREMIUM
                                                      INCOME (NUM)                                   INCOME (NMP)
                                       -------------------------------------------  ---------------------------------------------
                                        SEVEN MONTHS                                 SEVEN MONTHS
                                               ENDED     YEAR ENDED     YEAR ENDED          ENDED       YEAR ENDED     YEAR ENDED
                                             2/28/09        7/31/08        7/31/07        2/28/09          7/31/08        7/31/07
----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
      reinvestment of distributions               --             --             --             --               --             --
   Repurchased                                    --             --             --        (26,700)              --             --
----------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                    --             --             --  $       10.58               --             --
   Discount per share repurchased                 --             --             --          20.80%              --             --
==================================================================================================================================

                                                     MICHIGAN DIVIDEND                              OHIO QUALITY
                                                      ADVANTAGE (NZW)                               INCOME (NUO)
                                       -------------------------------------------  ---------------------------------------------
                                        SEVEN MONTHS                                 SEVEN MONTHS
                                               ENDED     YEAR ENDED     YEAR ENDED          ENDED       YEAR ENDED     YEAR ENDED
                                             2/28/09        7/31/08        7/31/07        2/28/09          7/31/08        7/31/07
----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
      reinvestment of distributions               --            595          2,587             --               --             --
   Repurchased                                    --             --             --             --               --             --
----------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                    --             --             --             --               --             --
   Discount per share repurchased                 --             --             --             --               --             --
==================================================================================================================================

                                                     OHIO DIVIDEND                                  OHIO DIVIDEND
                                                    ADVANTAGE (NXI)                               ADVANTAGE 2 (NBJ)
                                       -------------------------------------------  ---------------------------------------------
                                        SEVEN MONTHS                                 SEVEN MONTHS
                                               ENDED     YEAR ENDED     YEAR ENDED          ENDED       YEAR ENDED     YEAR ENDED
                                             2/28/09        7/31/08        7/31/07        2/28/09          7/31/08        7/31/07
----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
      reinvestment of distributions               --             --          1,177             --               --             --
   Repurchased                                  (600)            --             --             --               --             --
----------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased         $       11.50             --             --             --               --             --
   Discount per share repurchased              17.21%            --             --             --               --             --
==================================================================================================================================

                                                                                                     OHIO DIVIDEND
                                                                                                   ADVANTAGE 3 (NVJ)
                                                                                    ---------------------------------------------
                                                                                     SEVEN MONTHS
                                                                                            ENDED       YEAR ENDED     YEAR ENDED
                                                                                          2/28/09          7/31/08        7/31/07
----------------------------------------------------------------------------------------------------------------------------------
Common shares:
   Issued to shareholders due to
      reinvestment of distributions                                                            --               --            219
   Repurchased                                                                             (1,700)              --             --
----------------------------------------------------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased                                                      $       11.82               --             --
   Discount per share repurchased                                                           16.10%              --             --
==================================================================================================================================

Preferred Shares
Transactions in Preferred shares were as follows:

                                                                     MICHIGAN QUALITY INCOME (NUM)
                                       ------------------------------------------------------------------------------------------
                                               SEVEN MONTHS
                                                      ENDED                    YEAR ENDED                      YEAR ENDED
                                                    2/28/09                       7/31/08                        7/31/07
                                       -------------------------------------------------------------------------------------------
                                              SHARES         AMOUNT         SHARES         AMOUNT           SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series TH                                     106  $   2,650,000             --  $          --               --  $         --
   Series F                                       18        450,000             --             --               --            --
----------------------------------------------------------------------------------------------------------------------------------
Total                                            124  $   3,100,000             --  $          --               --  $         --
==================================================================================================================================

                                                                     MICHIGAN DIVIDEND ADVANTAGE (NZW)
                                       ------------------------------------------------------------------------------------------
                                               SEVEN MONTHS
                                                      ENDED                    YEAR ENDED                      YEAR ENDED
                                                    2/28/09                       7/31/08                         7/31/07
                                       -------------------------------------------------------------------------------------------
                                              SHARES         AMOUNT         SHARES         AMOUNT           SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series W                                       43  $   1,075,000             --  $          --               --  $          --
==================================================================================================================================

                                                                     OHIO DIVIDEND ADVANTAGE 2 (NBJ)
                                       ------------------------------------------------------------------------------------------
                                               SEVEN MONTHS
                                                      ENDED                   YEAR ENDED                       YEAR ENDED
                                                    2/28/09                      7/31/08                          7/31/07
                                       -------------------------------------------------------------------------------------------
                                              SHARES         AMOUNT         SHARES         AMOUNT           SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series F                                       36  $     900,000             --  $          --               --  $          --
==================================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued)

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the seven months ended February 28, 2009, were as follows:

                                                                                         MICHIGAN         MICHIGAN       MICHIGAN
                                                                                          QUALITY          PREMIUM       DIVIDEND
                                                                                           INCOME           INCOME      ADVANTAGE
                                                                                             (NUM)            (NMP)          (NZW)
----------------------------------------------------------------------------------------------------------------------------------
Purchases                                                                           $   8,361,874  $     4,804,213  $   1,756,867
Sales and maturities                                                                   11,647,349        3,996,571      2,827,176
==================================================================================================================================

                                                                              OHIO           OHIO             OHIO           OHIO
                                                                           QUALITY       DIVIDEND         DIVIDEND       DIVIDEND
                                                                            INCOME      ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
                                                                              (NUO)          (NXI)            (NBJ)          (NVJ)
----------------------------------------------------------------------------------------------------------------------------------
Purchases                                                            $  21,246,447  $   9,059,856  $     3,009,447  $   3,984,725
Sales and maturities                                                    26,975,977      9,665,532        5,048,482      4,549,351
==================================================================================================================================

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 28, 2009, the cost of investments was as follows:

                                                                                         MICHIGAN         MICHIGAN       MICHIGAN
                                                                                          QUALITY          PREMIUM       DIVIDEND
                                                                                           INCOME           INCOME      ADVANTAGE
                                                                                             (NUM)            (NMP)          (NZW)
----------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                                 $ 248,672,011  $   159,776,175  $  42,917,320
==================================================================================================================================

                                                                              OHIO           OHIO             OHIO           OHIO
                                                                           QUALITY       DIVIDEND         DIVIDEND       DIVIDEND
                                                                            INCOME      ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
                                                                              (NUO)          (NXI)            (NBJ)          (NVJ)
----------------------------------------------------------------------------------------------------------------------------------
Cost of investments                                                  $ 217,470,339  $  90,177,164  $    65,463,411  $  46,414,323
==================================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 2009, were as follows:

                                                                                         MICHIGAN         MICHIGAN       MICHIGAN
                                                                                          QUALITY          PREMIUM       DIVIDEND
                                                                                           INCOME           INCOME      ADVANTAGE
                                                                                             (NUM)            (NMP)          (NZW)
----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                                     $   8,668,619  $     2,931,059  $     811,267
   Depreciation                                                                       (11,989,099)      (7,044,887)    (3,249,498)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                           $  (3,320,480) $    (4,113,828) $  (2,438,231)
==================================================================================================================================

                                                                              OHIO           OHIO             OHIO           OHIO
                                                                           QUALITY       DIVIDEND         DIVIDEND       DIVIDEND
                                                                            INCOME      ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
                                                                              (NUO)          (NXI)            (NBJ)          (NVJ)
----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                      $   6,135,461  $   2,750,416  $     1,349,649  $   1,979,372
   Depreciation                                                        (10,681,943)    (4,356,569)      (4,191,452)    (2,418,568)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            $  (4,546,482) $  (1,606,153) $    (2,841,803) $    (439,196)
==================================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at February 28, 2009, the Funds' tax year end, were as follows:

                                                                                         MICHIGAN         MICHIGAN       MICHIGAN
                                                                                          QUALITY          PREMIUM       DIVIDEND
                                                                                           INCOME           INCOME      ADVANTAGE
                                                                                             (NUM)            (NMP)          (NZW)
----------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                               $     791,183  $       464,129  $      99,521
Undistributed net ordinary income **                                                           --               --             --
Undistributed net long-term capital gains                                                      --               --             --
==================================================================================================================================

                                                                              OHIO           OHIO             OHIO           OHIO
                                                                           QUALITY       DIVIDEND         DIVIDEND       DIVIDEND
                                                                            INCOME      ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
                                                                              (NUO)          (NXI)            (NBJ)          (NVJ)
----------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                $     822,568  $     378,027  $       214,793  $     200,792
Undistributed net ordinary income **                                         1,478         52,302               --             --
Undistributed net long-term capital gains                                       --             --               --             --
==================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2009, paid on March 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the seven months ended February 28, 2009, and during the tax years ended July 31, 2008 and July 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                                                         MICHIGAN         MICHIGAN       MICHIGAN
                                                                                          QUALITY          PREMIUM       DIVIDEND
                                                                                           INCOME           INCOME      ADVANTAGE
SEVEN MONTHS ENDED FEBRUARY 28, 2009                                                         (NUM)            (NMP)          (NZW)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                                         $   6,134,177  $     3,859,940  $   1,079,536
Distributions from net ordinary income **                                                      --               --             --
Distributions from net long-term capital gains****                                             --               --         33,173
==================================================================================================================================

                                                                              OHIO           OHIO             OHIO           OHIO
                                                                           QUALITY       DIVIDEND         DIVIDEND       DIVIDEND
                                                                            INCOME      ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
SEVEN MONTHS ENDED FEBRUARY 28, 2009                                          (NUO)          (NXI)            (NBJ)          (NVJ)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income***                          $   5,095,614  $   2,133,665  $     1,578,459  $   1,122,076
Distributions from net ordinary income **                                       --             --               --             --
Distributions from net long-term capital gains****                              --             --               --             --
==================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the seven months ended February 28, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the seven months ended February 28, 2009.

| Notes to FINANCIAL STATEMENTS (continued)

                                                                                         MICHIGAN         MICHIGAN       MICHIGAN
                                                                                          QUALITY          PREMIUM       DIVIDEND
                                                                                           INCOME           INCOME      ADVANTAGE
2008                                                                                         (NUM)            (NMP)          (NZW)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                            $  10,748,540  $     6,922,965  $   1,960,679
Distributions from net ordinary income **                                                  68,426           12,818             --
Distributions from net long-term capital gains                                          1,574,122          748,463        198,609
==================================================================================================================================

                                                                              OHIO           OHIO             OHIO           OHIO
                                                                           QUALITY       DIVIDEND         DIVIDEND       DIVIDEND
                                                                            INCOME      ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
2008                                                                          (NUO)          (NXI)            (NBJ)          (NVJ)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                             $   8,988,444  $   3,778,712  $     2,803,986  $   1,968,527
Distributions from net ordinary income **                                   10,212             --            3,297             --
Distributions from net long-term capital gains                             882,398        532,929          248,931        177,807
==================================================================================================================================

                                                                                         MICHIGAN         MICHIGAN       MICHIGAN
                                                                                          QUALITY          PREMIUM       DIVIDEND
                                                                                           INCOME           INCOME      ADVANTAGE
2007                                                                                         (NUM)            (NMP)          (NZW)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                            $  11,324,987  $     7,313,161  $   2,109,139
Distributions from net ordinary income **                                                      --               --             --
Distributions from net long-term capital gains                                          1,091,968          892,335         20,175
==================================================================================================================================

                                                                              OHIO           OHIO             OHIO           OHIO
                                                                           QUALITY       DIVIDEND         DIVIDEND       DIVIDEND
                                                                            INCOME      ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
2007                                                                          (NUO)          (NXI)            (NBJ)          (NVJ)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                             $   9,691,928  $   4,111,327  $     2,959,465  $   2,078,890
Distributions from net ordinary income **                                    8,612             --            1,566         20,184
Distributions from net long-term capital gains                             511,427        166,005          174,923         78,218
==================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At February 28, 2009, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                         MICHIGAN         MICHIGAN       MICHIGAN
                                                                                          QUALITY          PREMIUM       DIVIDEND
                                                                                           INCOME           INCOME      ADVANTAGE
                                                                                             (NUM)            (NMP)          (NZW)
----------------------------------------------------------------------------------------------------------------------------------
Expiration:
   February 28, 2016                                                                $          --  $        34,858  $          --
   February 28, 2017                                                                      337,855          336,297        457,422
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                               $     337,855  $       371,155  $     457,422
==================================================================================================================================

                                                                              OHIO           OHIO             OHIO           OHIO
                                                                           QUALITY       DIVIDEND         DIVIDEND       DIVIDEND
                                                                            INCOME      ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
                                                                              (NUO)          (NXI)            (NBJ)          (NVJ)
----------------------------------------------------------------------------------------------------------------------------------
Expiration:
   February 28, 2016                                                 $          --  $          --  $        14,045  $          --
   February 28, 2017                                                     1,309,059         40,911          522,972         52,530
----------------------------------------------------------------------------------------------------------------------------------
Total                                                                $   1,309,059  $      40,911  $       537,017  $      52,530
==================================================================================================================================

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through February 28, 2009, the Funds' tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                                         MICHIGAN         MICHIGAN       MICHIGAN
                                                                                          QUALITY          PREMIUM       DIVIDEND
                                                                                           INCOME           INCOME      ADVANTAGE
                                                                                             (NUM)            (NMP)          (NZW)
----------------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                                         $   1,819,630  $     1,315,963  $     140,530
==================================================================================================================================

                                                                              OHIO           OHIO             OHIO           OHIO
                                                                           QUALITY       DIVIDEND         DIVIDEND       DIVIDEND
                                                                            INCOME      ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
                                                                              (NUO)          (NXI)            (NBJ)          (NVJ)
----------------------------------------------------------------------------------------------------------------------------------
Post-October capital losses                                          $     444,066  $     161,562  $       194,805  $          --
==================================================================================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                                                       MICHIGAN QUALITY INCOME (NUM)
                                                                                       MICHIGAN PREMIUM INCOME (NMP)
                                                                                           OHIO QUALITY INCOME (NUO)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                    .4500%
For the next $125 million                                                                                     .4375
For the next $250 million                                                                                     .4250
For the next $500 million                                                                                     .4125
For the next $1 billion                                                                                       .4000
For the next $3 billion                                                                                       .3875
For net assets over $5 billion                                                                                .3750
====================================================================================================================

                                                                                   MICHIGAN DIVIDEND ADVANTAGE (NZW)
                                                                                       OHIO DIVIDEND ADVANTAGE (NXI)
                                                                                     OHIO DIVIDEND ADVANTAGE 2 (NBJ)
                                                                                     OHIO DIVIDEND ADVANTAGE 3 (NVJ)
AVERAGE DAILY NET ASSETS (INCLUDING NET ASSETS ATTRIBUTABLE TO PREFERRED SHARES)                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                    .4500%
For the next $125 million                                                                                     .4375
For the next $250 million                                                                                     .4250
For the next $500 million                                                                                     .4125
For the next $1 billion                                                                                       .4000
For net assets over $2 billion                                                                                .3750
====================================================================================================================

| Notes to FINANCIAL STATEMENTS (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of February 28, 2009, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSETS BREAKPOINT LEVEL (1)     EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Ohio Dividend Advantage's (NXI) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
MARCH 31,                                MARCH 31,
-----------------------------------------------------------------------
2001*                  .30%              2007                      .25%
2002                   .30               2008                      .20
2003                   .30               2009                      .15
2004                   .30               2010                      .10
2005                   .30               2011                      .05
2006                   .30
=======================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage (NXI) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Michigan Dividend Advantage's (NZW) and Ohio Dividend Advantage 2's (NBJ) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
SEPTEMBER 30,                            SEPTEMBER 30,
-----------------------------------------------------------------------
2001*                  .30%              2007                      .25%
2002                   .30               2008                      .20
2003                   .30               2009                      .15
2004                   .30               2010                      .10
2005                   .30               2011                      .05
2006                   .30
=======================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Michigan Dividend Advantage (NZW) and Ohio Dividend Advantage 2 (NBJ) for any portion of their fees and expenses beyond September 30, 2011.

For the first ten years of Ohio Dividend Advantage 3's (NVJ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
MARCH 31,                                MARCH 31,
-----------------------------------------------------------------------
2002*                  .30%              2008                      .25%
2003                   .30               2009                      .20
2004                   .30               2010                      .15
2005                   .30               2011                      .10
2006                   .30               2012                      .05
2007                   .30
=======================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Ohio Dividend Advantage 3 (NVJ) for any portion of its fees and expenses beyond March 31, 2012.

7. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS 161)
In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of February 28, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on April 1, 2009, to shareholders of record on March 15, 2009, as follows:

                                       MICHIGAN         MICHIGAN       MICHIGAN
                                        QUALITY          PREMIUM       DIVIDEND
                                         INCOME           INCOME      ADVANTAGE
                                           (NUM)            (NMP)          (NZW)
--------------------------------------------------------------------------------
Dividend per share                $       .0555  $         .0530  $       .0555
================================================================================

                            OHIO           OHIO             OHIO           OHIO
                         QUALITY       DIVIDEND         DIVIDEND       DIVIDEND
                          INCOME      ADVANTAGE      ADVANTAGE 2    ADVANTAGE 3
                            (NUO)          (NXI)            (NBJ)          (NVJ)
--------------------------------------------------------------------------------
Dividend per share  $      .0575  $       .0570  $         .0545  $       .0590
================================================================================

| Financial HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                                                 Investment Operations
                                                    --------------------------------------------------------------------------------
                                                                                   Distributions       Distributions
                                       Beginning                                        from Net                from
                                          Common                            Net       Investment             Capital
                                           Share           Net        Realized/        Income to            Gains to
                                       Net Asset    Investment       Unrealized        Preferred           Preferred
                                           Value        Income      Gain (Loss)     Shareholders+       Shareholders+        Total
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                $   14.13    $      .54      $      (.60)   $        (.13)      $          --       $   (.19)
Year Ended 7/31:
2008                                       14.96           .93             (.71)            (.24)               (.04)          (.06)
2007                                       15.17           .94             (.10)            (.25)               (.02)           .57
2006                                       15.88           .96             (.52)            (.21)               (.02)           .21
2005                                       15.51           .98              .57             (.13)               (.01)          1.41
2004                                       15.14          1.01              .49             (.06)               (.01)          1.43

MICHIGAN PREMIUM INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                    13.87           .52             (.63)            (.12)                 --           (.23)
Year Ended 7/31:
2008                                       14.65           .89             (.69)            (.23)               (.02)          (.05)
2007                                       14.92           .90             (.12)            (.23)               (.02)           .53
2006                                       15.55           .91             (.40)            (.18)               (.02)           .31
2005                                       15.19           .93              .50             (.11)                 --           1.32
2004                                       15.24           .97              .38             (.04)               (.03)          1.28
====================================================================================================================================

                                                   Less Distributions
                                     -------------------------------------------         Offering
                                              Net                                       Costs and          Ending
                                       Investment         Capital                       Preferred          Common
                                        Income to        Gains to                           Share           Share       Ending
                                           Common          Common                    Underwriting       Net Asset       Market
                                     Shareholders    Shareholders         Total         Discounts           Value        Value
------------------------------------------------------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                              $       (.39)   $         --       $  (.39)     $         --       $   13.55     $  10.61
Year Ended 7/31:
2008                                         (.67)           (.10)         (.77)               --           14.13        12.32
2007                                         (.71)           (.07)         (.78)               --           14.96        14.16
2006                                         (.81)           (.11)         (.92)               --           15.17        14.41
2005                                         (.93)           (.11)        (1.04)               --           15.88        15.67
2004                                         (.95)           (.11)        (1.06)               --           15.51        15.20

MICHIGAN PREMIUM INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                      (.38)             --          (.38)               --           13.26        10.44
Year Ended 7/31:
2008                                         (.66)           (.07)         (.73)               --           13.87        12.38
2007                                         (.71)           (.09)         (.80)               --           14.65        13.80
2006                                         (.79)           (.15)         (.94)               --           14.92        14.27
2005                                         (.91)           (.05)         (.96)               --           15.55        15.68
2004                                         (.94)           (.39)        (1.33)               --           15.19        14.37
==============================================================================================================================

                                                                      Preferred Shares at End of Period
                                                              -------------------------------------------------
                                                                Aggregate          Liquidation
                                                                   Amount           and Market            Asset
                                                              Outstanding                Value         Coverage
                                                                    (000)            Per Share        Per Share
---------------------------------------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
---------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                                       $    90,900          $    25,000        $  68,651
Year Ended 7/31:
2008                                                               94,000               25,000           69,023
2007                                                               94,000               25,000           71,607
2006                                                               94,000               25,000           72,270
2005                                                               94,000               25,000           74,441
2004                                                               94,000               25,000           73,169

MICHIGAN PREMIUM INCOME (NMP)
---------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                                            56,000               25,000           70,730
Year Ended 7/31:
2008                                                               56,000               25,000           72,986
2007                                                               56,000               25,000           75,695
2006                                                               56,000               25,000           76,612
2005                                                               56,000               25,000           78,783
2004                                                               56,000               25,000           77,468
===============================================================================================================

                                                                                    Ratios/Supplemental Data
                                                                ----------------------------------------------------------------
                                                                                            Ratios to Average Net Assets
                                                                                            Applicable to Common Shares
                                           Total Returns                                    Before Credit/Reimbursement
                                      ----------------------                      ----------------------------------------------
                                                       Based          Ending
                                                          on             Net
                                        Based         Common          Assets
                                           on      Share Net      Applicable       Expenses           Expenses               Net
                                       Market          Asset       to Common      Including          Excluding        Investment
                                        Value*         Value*   Shares (000)       Interest++(a)      Interest++(a)       Income++
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                (10.68)%        (1.27)%  $    158,717           1.33%***           1.33%***          6.92%***
Year Ended 7/31:
2008                                    (7.77)          (.43)        165,525           1.29               1.25              6.28
2007                                     3.64           3.77         175,244           1.26               1.22              6.12
2006                                    (2.28)          1.41         177,734           1.23               1.23              6.17
2005                                     9.94           9.28         185,900           1.22               1.22              6.13
2004                                     5.17           9.52         181,114           1.22               1.22              6.44

MICHIGAN PREMIUM INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                (12.57)         (1.62)        102,434           1.32***            1.32***           6.83***
Year Ended 7/31:
2008                                    (5.09)          (.36)        107,488           1.38               1.23              6.16
2007                                     2.16           3.59         113,558           1.38               1.22              5.97
2006                                    (3.12)          2.06         115,611           1.20               1.20              6.03
2005                                    16.03           8.80         120,475           1.19               1.19              5.97
2004                                     5.46           8.56         117,529           1.20               1.20              6.28
====================================================================================================================================

                                                                           Ratios/Supplemental Data
                                                     ------------------------------------------------------------------
                                                            Ratios to Average Net Assets
                                                            Applicable to Common Shares
                                                            After Credit/Reimbursement**
                                                     ----------------------------------------------
                                                      Expenses           Expenses               Net           Portfolio
                                                     Including          Excluding        Investment            Turnover
                                                      Interest++(a)      Interest++(a)       Income++              Rate
------------------------------------------------------------------------------------------------------------------------
MICHIGAN QUALITY INCOME (NUM)
------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                                   1.33%***           1.33%***          6.93%***               3%
Year Ended 7/31:
2008                                                      1.28               1.24              6.29                  18
2007                                                      1.24               1.20              6.14                  13
2006                                                      1.22               1.22              6.19                  18
2005                                                      1.21               1.21              6.14                   8
2004                                                      1.22               1.22              6.45                  15

MICHIGAN PREMIUM INCOME (NMP)
------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                                   1.31***            1.31***           6.83***                3
Year Ended 7/31:
2008                                                      1.36               1.22              6.18                  20
2007                                                      1.37               1.21              5.98                  15
2006                                                      1.19               1.19              6.03                   6
2005                                                      1.17               1.17              5.98                  11
2004                                                      1.19               1.19              6.30                  28
========================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the seven months ended February 28, 2009.

                                 See accompanying notes to financial statements.

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                                   Investment Operations
                                                         -------------------------------------------------------------------------
                                                                                      Distributions    Distributions
                                           Beginning                                       from Net             from
                                              Common                           Net       Investment          Capital
                                               Share            Net      Realized/        Income to         Gains to
                                           Net Asset     Investment     Unrealized        Preferred        Preferred
                                               Value         Income    Gain (Loss)     Shareholders+    Shareholders+        Total
-----------------------------------------------------------------------------------------------------------------------------------
MICHIGAN DIVIDEND ADVANTAGE (NZW)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                    $   13.68     $      .54    $     (1.00)   $        (.13)   $          --****    $ (.59)
Year Ended 7/31:
2008                                           14.73            .94           (.95)            (.24)            (.02)         (.27)
2007                                           14.94            .95           (.14)            (.24)              --****       .57
2006                                           15.44            .97           (.40)            (.20)              --           .37
2005                                           14.82            .98            .63             (.11)              --          1.50
2004                                           14.30            .99            .47             (.05)              --          1.41
===================================================================================================================================

                                                      Less Distributions
                                        ----------------------------------------------        Offering
                                                 Net                                         Costs and         Ending
                                          Investment           Capital                       Preferred         Common
                                           Income to          Gains to                           Share          Share         Ending
                                              Common            Common                    Underwriting      Net Asset         Market
                                        Shareholders      Shareholders          Total        Discounts          Value          Value
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN DIVIDEND ADVANTAGE (NZW)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                 $       (.39)     $       (.01)       $  (.40)    $         --      $   12.69       $  10.77
Year Ended 7/31:
2008                                            (.71)             (.07)          (.78)              --          13.68          13.10
2007                                            (.77)             (.01)          (.78)              --          14.73          15.10
2006                                            (.87)               --           (.87)              --          14.94          15.81
2005                                            (.89)               --           (.89)             .01          15.44          16.79
2004                                            (.89)               --           (.89)              --          14.82          14.65
====================================================================================================================================

                                                           Preferred Shares at End of Period
                                                   -------------------------------------------------
                                                     Aggregate        Liquidation
                                                        Amount         and Market              Asset
                                                   Outstanding              Value           Coverage
                                                         (000)          Per Share          Per Share
----------------------------------------------------------------------------------------------------
MICHIGAN DIVIDEND ADVANTAGE (NZW)
----------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                            $    14,925        $    25,000          $  68,946
Year Ended 7/31:
2008                                                    16,000             25,000             69,195
2007                                                    16,000             25,000             72,561
2006                                                    16,000             25,000             73,161
2005                                                    16,000             25,000             74,720
2004                                                    16,000             25,000             72,716
====================================================================================================

                                                                                      Ratios/Supplemental Data
                                                             ------------------------------------------------------------------
                                                                                         Ratios to Average Net Assets
                                                                                          Applicable to Common Shares
                                        Total Returns                                     Before Credit/Reimbursement
                                     -------------------                      -------------------------------------------------
                                                   Based           Ending
                                                      on              Net
                                       Based      Common           Assets
                                          on   Share Net       Applicable      Expenses             Expenses                Net
                                      Market       Asset        to Common     Including            Excluding         Investment
                                       Value*      Value*    Shares (000)      Interest++(a)        Interest++(a)        Income++
------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN DIVIDEND ADVANTAGE (NZW)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                               (14.48)%     (4.20)%   $     26,236          1.48%***             1.48%***           7.03%***
Year Ended 7/31:
2008                                   (8.10)      (1.95)          28,285          1.39                 1.34               6.23
2007                                     .46        3.79           30,439          1.38                 1.35               5.89
2006                                    (.47)       2.46           30,823          1.31                 1.31               5.92
2005                                   21.34       10.41           31,821          1.27                 1.27               5.93
2004                                    2.99       10.00           30,538          1.28                 1.28               6.13
====================================================================================================================================

                                                                      Ratios/Supplemental Data
                                                --------------------------------------------------------------------
                                                          Ratios to Average Net Assets
                                                           Applicable to Common Shares
                                                          After Credit/Reimbursement**
                                                -------------------------------------------------
                                                    Expenses           Expenses               Net         Portfolio
                                                   Including          Excluding        Investment          Turnover
                                                Interest++(a)          Interest++(a)       Income++            Rate
--------------------------------------------------------------------------------------------------------------------
MICHIGAN DIVIDEND ADVANTAGE (NZW)
--------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                                 1.20%***           1.20%***          7.31%***             4%
Year Ended 7/31:
2008                                                    1.05               1.01              6.57                18
2007                                                     .96                .93              6.31                19
2006                                                     .83                .83              6.40                 8
2005                                                     .81                .81              6.39                 8
2004                                                     .81                .81              6.60                 9
====================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

****  Rounds to less than $.01 per share.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the seven months ended February 28, 2009.

                                 See accompanying notes to financial statements.

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                                   Investment Operations
                                                        ----------------------------------------------------------------------------
                                                                                      Distributions       Distributions
                                           Beginning                                       from Net                from
                                              Common                           Net       Investment             Capital
                                               Share           Net       Realized/        Income to            Gains to
                                           Net Asset    Investment      Unrealized        Preferred           Preferred
                                               Value        Income     Gain (Loss)     Shareholders+       Shareholders+      Total
------------------------------------------------------------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                    $   15.04    $      .56     $      (.52)   $        (.13)      $          --    $   (.09)
Year Ended 7/31:
2008                                           15.81           .95            (.71)            (.25)               (.02)       (.03)
2007                                           16.01           .96            (.12)            (.26)               (.01)        .57
2006                                           16.58           .98            (.42)            (.22)               (.01)        .33
2005                                           16.21          1.02             .49             (.12)                 --        1.39
2004                                           16.17          1.07             .25             (.06)               (.01)       1.25

OHIO DIVIDEND ADVANTAGE (NXI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                        14.25           .54            (.46)            (.12)                 --        (.04)
Year Ended 7/31:
2008                                           14.87           .93            (.55)            (.23)               (.03)        .12
2007                                           15.02           .94            (.09)            (.24)               (.01)        .60
2006                                           15.55           .96            (.40)            (.21)                 --         .35
2005                                           15.05          1.00             .57             (.11)                 --        1.46
2004                                           14.66          1.04             .40             (.06)                 --        1.38
====================================================================================================================================

                                               Less Distributions
                                   -------------------------------------------         Offering
                                            Net                                       Costs and         Ending
                                     Investment          Capital                      Preferred         Common
                                      Income to         Gains to                          Share          Share         Ending
                                         Common           Common                   Underwriting      Net Asset         Market
                                   Shareholders     Shareholders         Total        Discounts          Value          Value
-----------------------------------------------------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                            $       (.39)    $         --       $  (.39)    $         --      $   14.56       $  12.90
Year Ended 7/31:
2008                                       (.67)            (.07)         (.74)              --          15.04          13.40
2007                                       (.73)            (.04)         (.77)              --          15.81          14.43
2006                                       (.85)            (.05)         (.90)              --          16.01          15.83
2005                                       (.98)            (.04)        (1.02)              --          16.58          16.96
2004                                      (1.00)            (.21)        (1.21)              --          16.21          16.30

OHIO DIVIDEND ADVANTAGE (NXI)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                    (.38)              --          (.38)              --          13.83          12.10
Year Ended 7/31:
2008                                       (.65)            (.09)         (.74)              --          14.25          12.77
2007                                       (.72)            (.03)         (.75)              --          14.87          14.39
2006                                       (.85)            (.03)         (.88)              --          15.02          15.05
2005                                       (.96)              --          (.96)              --          15.55          17.00
2004                                       (.97)            (.02)         (.99)              --          15.05          14.80
=============================================================================================================================

                                                                Preferred Shares at End of Period
                                                      -------------------------------------------------
                                                        Aggregate        Liquidation
                                                           Amount         and Market              Asset
                                                      Outstanding              Value           Coverage
                                                            (000)          Per Share          Per Share
-------------------------------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
-------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                               $    77,000        $    25,000          $  71,066
Year Ended 7/31:
2008                                                       77,000             25,000             72,603
2007                                                       77,000             25,000             75,017
2006                                                       77,000             25,000             75,658
2005                                                       77,000             25,000             77,267
2004                                                       77,000             25,000             75,855

OHIO DIVIDEND ADVANTAGE (NXI)
-------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                                    31,000             25,000             72,332
Year Ended 7/31:
2008                                                       31,000             25,000             73,770
2007                                                       31,000             25,000             75,898
2006                                                       31,000             25,000             76,400
2005                                                       31,000             25,000             78,123
2004                                                       31,000             25,000             76,324
=======================================================================================================

                                                                                   Ratios/Supplemental Data
                                                               ----------------------------------------------------------------
                                                                                          Ratios to Average Net Assets
                                                                                          Applicable to Common Shares
                                         Total Returns                                    Before Credit/Reimbursement
                                    ----------------------                       ----------------------------------------------
                                                     Based          Ending
                                                        on             Net
                                     Based          Common          Assets
                                        on       Share Net      Applicable        Expenses           Expenses               Net
                                    Market           Asset       to Common       Including          Excluding        Investment
                                     Value*          Value*    Shares (000)       Interest++(a)      Interest++(a)       Income++
------------------------------------------------------------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                              (0.71)%         (0.49)%   $   141,883            1.35%***           1.31%***          6.77%***
Year Ended 7/31:
2008                                 (2.18)           (.26)        146,617            1.42               1.26              6.08
2007                                 (4.25)           3.56         154,052            1.29               1.19              5.94
2006                                 (1.36)           2.10         156,026            1.20               1.20              6.05
2005                                 10.25            8.70         160,982            1.19               1.19              6.16
2004                                  2.59            7.87         156,634            1.20               1.20              6.46

OHIO DIVIDEND ADVANTAGE (NXI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                              (2.08)          (0.15)         58,692            1.35***            1.31***           6.64***
Year Ended 7/31:
2008                                 (6.21)            .83          60,475            1.39               1.24              6.06
2007                                   .52            4.02          63,114            1.32               1.22              5.85
2006                                 (6.53)           2.32          63,735            1.21               1.21              5.85
2005                                 21.79            9.87          65,873            1.21               1.21              6.00
2004                                 10.70            9.54          63,642            1.20               1.20              6.41
====================================================================================================================================

                                                                     Ratios/Supplemental Data
                                               -------------------------------------------------------------------
                                                         Ratios to Average Net Assets
                                                          Applicable to Common Shares
                                                         After Credit/Reimbursement**
                                               -------------------------------------------------
                                                Expenses             Expenses                Net         Portfolio
                                               Including            Excluding         Investment          Turnover
                                                Interest++(a)        Interest++(a)        Income++            Rate
-------------------------------------------------------------------------------------------------------------------
OHIO QUALITY INCOME (NUO)
-------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                             1.34%***             1.30%***           6.78%***            10%
Year Ended 7/31:
2008                                                1.41                 1.25               6.09                14
2007                                                1.27                 1.17               5.95                15
2006                                                1.19                 1.19               6.06                 9
2005                                                1.18                 1.18               6.17                14
2004                                                1.19                 1.19               6.47                31

OHIO DIVIDEND ADVANTAGE (NXI)
-------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                             1.11***              1.08***            6.88***             10
Year Ended 7/31:
2008                                                1.11                  .96               6.34                17
2007                                                 .96                  .86               6.21                14
2006                                                 .76                  .76               6.30                 6
2005                                                 .76                  .76               6.46                14
2004                                                 .75                  .75               6.86                10
===================================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the seven months ended February 28, 2009.

                                 See accompanying notes to financial statements.

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                                     Investment Operations
                                                          --------------------------------------------------------------------------
                                                                                         Distributions     Distributions
                                            Beginning                                         from Net              from
                                               Common                            Net        Investment           Capital
                                                Share            Net       Realized/         Income to          Gains to
                                            Net Asset     Investment      Unrealized         Preferred         Preferred
                                                Value         Income     Gain (Loss)      Shareholders+     Shareholders+     Total
------------------------------------------------------------------------------------------------------------------------------------
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                     $   13.87     $      .54     $      (.84)    $        (.13)    $          --     $ (.43)
Year Ended 7/31:
2008                                            14.64            .93            (.73)             (.25)             (.02)      (.07)
2007                                            14.81            .92            (.10)             (.25)             (.01)       .56
2006                                            15.37            .93            (.41)             (.22)             (.01)       .29
2005                                            14.85            .95             .61              (.12)               --       1.44
2004                                            14.31            .99             .53              (.06)               --       1.46

OHIO DIVIDEND ADVANTAGE 3 (NVJ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                         14.33            .55            (.39)             (.12)               --        .04
Year Ended 7/31:
2008                                            14.92            .95            (.56)             (.23)             (.02)       .14
2007                                            15.06            .96            (.08)             (.25)             (.01)       .62
2006                                            15.57            .95            (.45)             (.22)               --        .28
2005                                            14.93            .95             .69              (.11)               --       1.53
2004                                            14.48            .96             .51              (.06)             (.01)      1.40
====================================================================================================================================

                                                  Less Distributions
                                   ---------------------------------------------          Offering
                                            Net                                          Costs and         Ending
                                     Investment           Capital                        Preferred         Common
                                      Income to          Gains to                            Share          Share         Ending
                                         Common            Common                     Underwriting      Net Asset         Market
                                   Shareholders      Shareholders          Total         Discounts          Value          Value
--------------------------------------------------------------------------------------------------------------------------------
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                            $       (.38)     $         --        $  (.38)     $         --      $   13.06       $  11.58
Year Ended 7/31:
2008                                       (.64)             (.06)          (.70)               --          13.87          12.37
2007                                       (.69)             (.04)          (.73)               --          14.64          13.80
2006                                       (.80)             (.05)          (.85)               --          14.81          14.70
2005                                       (.90)             (.02)          (.92)               --          15.37          15.48
2004                                       (.92)               --           (.92)               --          14.85          14.70

OHIO DIVIDEND ADVANTAGE 3 (NVJ)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                    (.40)               --           (.40)               --          13.97          11.95
Year Ended 7/31:
2008                                       (.67)             (.06)          (.73)               --          14.33          12.91
2007                                       (.72)             (.04)          (.76)               --          14.92          14.35
2006                                       (.79)               --           (.79)               --          15.06          14.75
2005                                       (.87)             (.02)          (.89)               --          15.57          15.90
2004                                       (.88)             (.07)          (.95)               --          14.93          14.30
================================================================================================================================

                                                               Preferred Shares at End of Period
                                                       -------------------------------------------------
                                                         Aggregate        Liquidation
                                                            Amount         and Market              Asset
                                                       Outstanding              Value           Coverage
                                                             (000)          Per Share          Per Share
--------------------------------------------------------------------------------------------------------
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
--------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                                $    23,100        $    25,000          $  69,107
Year Ended 7/31:
2008                                                        24,000             25,000             70,090
2007                                                        24,000             25,000             72,598
2006                                                        24,000             25,000             73,169
2005                                                        24,000             25,000             74,935
2004                                                        24,000             25,000             73,196

OHIO DIVIDEND ADVANTAGE 3 (NVJ)
--------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                                     16,500             25,000             70,647
Year Ended 7/31:
2008                                                        16,500             25,000             71,881
2007                                                        16,500             25,000             73,778
2006                                                        16,500             25,000             74,252
2005                                                        16,500             25,000             75,918
2004                                                        16,500             25,000             73,800
========================================================================================================

                                                                                     Ratios/Supplemental Data
                                                              ----------------------------------------------------------------
                                                                                            Ratios to Average Net Assets
                                                                                            Applicable to Common Shares
                                       Total Returns                                        Before Credit/Reimbursement
                                   ---------------------                         ---------------------------------------------
                                                   Based           Ending
                                                      on              Net
                                     Based        Common           Assets
                                        on     Share Net       Applicable         Expenses          Expenses               Net
                                    Market         Asset        to Common        Including         Excluding        Investment
                                     Value*        Value*     Shares (000)        Interest++(a)     Interest++(a)       Income++
----------------------------------------------------------------------------------------------------------------------------------
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                              (3.09)%       (3.01)%    $    40,755             1.46%***          1.42%***          6.91%***
Year Ended 7/31:
2008                                 (5.46)         (.51)          43,286             1.46              1.30              6.10
2007                                 (1.26)         3.80           45,694             1.41              1.31              5.76
2006                                   .35          1.96           46,242             1.27              1.27              5.71
2005                                 11.63          9.90           47,937             1.23              1.23              5.71
2004                                  9.60         10.33           46,268             1.25              1.25              6.13

OHIO DIVIDEND ADVANTAGE 3 (NVJ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                              (4.29)          .36           30,127             1.46***           1.42***           6.63***
Year Ended 7/31:
2008                                 (5.13)          .95           30,941             1.47              1.32              6.05
2007                                  2.32          4.06           32,194             1.41              1.31              5.85
2006                                 (2.33)         1.87           32,506             1.28              1.28              5.76
2005                                 17.60         10.40           33,606             1.27              1.27              5.68
2004                                  5.86          9.72           32,208             1.28              1.28              5.87
=================================================================================================================================

                                                                 Ratios/Supplemental Data
                                          -------------------------------------------------------------------
                                                     Ratios to Average Net Assets
                                                      Applicable to Common Shares
                                                     After Credit/Reimbursement**
                                          -------------------------------------------------
                                               Expenses          Expenses               Net         Portfolio
                                              Including         Excluding        Investment          Turnover
                                               Interest++(a)     Interest++(a)       Income++            Rate
--------------------------------------------------------------------------------------------------------------
OHIO DIVIDEND ADVANTAGE 2 (NBJ)
--------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                            1.19%***          1.15%***          7.18%***             5%
Year Ended 7/31:
2008                                               1.12               .96              6.43                16
2007                                               1.00               .90              6.17                14
2006                                                .78               .78              6.19                 8
2005                                                .77               .77              6.17                14
2004                                                .79               .79              6.60                15

OHIO DIVIDEND ADVANTAGE 3 (NVJ)
--------------------------------------------------------------------------------------------------------------
Year Ended 2/28:
2009(b)                                            1.14***           1.11***           6.94***              9
Year Ended 7/31:
2008                                               1.10               .95              6.43                19
2007                                                .96               .86              6.30                19
2006                                                .81               .81              6.23                 2
2005                                                .81               .81              6.14                 3
2004                                                .81               .81              6.34                 8
==============================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the seven months ended February 28, 2009.

                                 See accompanying notes to financial statements.

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                     NUMBER               PRINCIPAL
                                                     YEAR FIRST      OF PORTFOLIOS        OCCUPATION(S)
     NAME,                                           ELECTED OR      IN FUND COMPLEX      INCLUDING OTHER
     BIRTHDATE                 POSITION(S) HELD      APPOINTED       OVERSEEN BY          DIRECTORSHIPS
     & ADDRESS                 WITH THE FUNDS        AND TERM(1)     BOARD MEMBER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o    ROBERT P. BREMNER                                                                    Private Investor and Management
     8/22/40                   Chairman of                                                Consultant; Treasurer and Director,
     333 W. Wacker Drive       the Board             1997            193                  Humanities Council of Washington D.C.
     Chicago, IL 60606         and Board member

o    JACK B. EVANS                                                                        President, The Hall-Perrine Foundation,
     10/22/48                                                                             a private philanthropic corporation
     333 W. Wacker Drive       Board member          1999            193                  (since 1996); Director and Vice
     Chicago, IL 60606                                                                    Chairman, United Fire Group, a publicly
                                                                                          held company; Member of the Board of
                                                                                          Regents for the State of Iowa University
                                                                                          System; Director, Gazette Companies; Life
                                                                                          Trustee of Coe College and Iowa College
                                                                                          Foundation; Member of the Advisory Council
                                                                                          of the Department of Finance in the Tippie
                                                                                          College of Business, University of Iowa;
                                                                                          formerly, Director, Alliant Energy;
                                                                                          formerly, Director, Federal Reserve Bank
                                                                                          of Chicago; formerly, President and Chief
                                                                                          Operating Officer, SCI Financial Group,
                                                                                          Inc., a regional financial services firm.

o    WILLIAM C. HUNTER                                                                    Dean, Tippie College of Business,
     3/6/48                                                                               University of Iowa (since July 2006);
     333 W. Wacker Drive       Board member          2004            193                  formerly, Dean and Distinguished
     Chicago, IL 60606                                                                    Professor of Finance, School of
                                                                                          Business at the University of Connecticut
                                                                                          (2003-2006); previously, Senior Vice
                                                                                          President and Director of Research at the
                                                                                          Federal Reserve Bank of Chicago
                                                                                          (1995-2003); Director (since 2004) of
                                                                                          Xerox Corporation; Director (since 2005),
                                                                                          Beta Gamma Sigma International Honor
                                                                                          Society; Director, SS&C Technologies, Inc.
                                                                                          (May 2005-October 2005); formerly Director
                                                                                          (1997-2007), Credit Research Center at
                                                                                          Georgetown University.

o    DAVID J. KUNDERT                                                                     Director, Northwestern Mutual Wealth
     10/28/42                                                                             Management Company; Retired (since
     333 W. Wacker Drive       Board member          2005            193                  2004) as Chairman, JPMorgan Fleming
     Chicago, IL 60606                                                                    Asset Management, President and CEO,
                                                                                          Banc One Investment Advisors Corporation,
                                                                                          and President, One Group Mutual Funds;
                                                                                          prior thereto, Executive Vice President,
                                                                                          Banc One Corporation and Chairman and CEO,
                                                                                          Banc One Investment Management Group;
                                                                                          Member, Board of Regents, Luther College;
                                                                                          member of the Wisconsin Bar Association;
                                                                                          member of Board of Directors, Friends of
                                                                                          Boerner Botanical Gardens; member of
                                                                                          Investment Committee, Greater Milwaukee
                                                                                          Foundation.

o    WILLIAM J. SCHNEIDER                                                                 Chairman of Miller-Valentine Partners
     9/24/44                                                                              Ltd., a real estate investment company;
     333 W. Wacker Drive       Board member          1997            193                  Senior Partner and Chief Operating
     Chicago, IL 60606                                                                    Officer (retired, 2004) of
                                                                                          Miller-Valentine Group; Member, University
                                                                                          of Dayton Business School Advisory
                                                                                          Council; member, Dayton Philharmonic
                                                                                          Orchestra Board; formerly, member,
                                                                                          Business Advisory Council, Cleveland
                                                                                          Federal Reserve Bank; formerly, Director,
                                                                                          Dayton Development Coalition.

                                                                     NUMBER               PRINCIPAL
                                                     YEAR FIRST      OF PORTFOLIOS        OCCUPATION(S)
     NAME,                                           ELECTED OR      IN FUND COMPLEX      INCLUDING OTHER
     BIRTHDATE                 POSITION(S) HELD      APPOINTED       OVERSEEN BY          DIRECTORSHIPS
     & ADDRESS                 WITH THE FUNDS        AND TERM(1)     BOARD MEMBER         DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o    JUDITH M. STOCKDALE                                                                  Executive Director, Gaylord and
     12/29/47                                                                             Dorothy Donnelley Foundation (since
     333 W. Wacker Drive       Board member          1997            193                  1994); prior thereto, Executive
     Chicago, IL 60606                                                                    Director, Great Lakes Protection Fund
                                                                                          (from 1990 to 1994).

o    CAROLE E. STONE                                                                      Director, Chicago Board Options
     6/28/47                                                                              Exchange (since 2006); Commissioner,
     333 W. Wacker Drive       Board member          2007            193                  New York State Commission on Public
     Chicago, IL 60606                                                                    Authority Reform (since 2005);
                                                                                          formerly, Chair New York Racing
                                                                                          Association Oversight Board
                                                                                          (2005-2007); formerly, Director, New
                                                                                          York State Division of the Budget
                                                                                          (2000-2004), Chair, Public Authorities
                                                                                          Control Board (2000-2004) and
                                                                                          Director, Local Government Assistance
                                                                                          Corporation (2000-2004).

o    TERENCE J. TOTH
     9/29/59                                                                              Director, Legal & General Investment
     333 W. Wacker Drive       Board Member          2008            193                  Management America, Inc. (since 2008);
     Chicago, IL 60606                                                                    Managing Partner, Musso Capital
                                                                                          Management (since 2008); Private
                                                                                          Investor (since 2007); CEO and
                                                                                          President, Northern Trust Investments
                                                                                          (2004-2007); Executive Vice President,
                                                                                          Quantitative Management & Securities
                                                                                          Lending (2004-2007); prior thereto,
                                                                                          various positions with Northern Trust
                                                                                          Company (since 1994); Member: Goodman
                                                                                          Theatre Board (Since 2004); Chicago
                                                                                          Fellowship Boards (since 2005),
                                                                                          University of Illinois Leadership
                                                                                          Council Board (since 2007) and
                                                                                          Catalyst Schools of Chicago Board
                                                                                          (since 2008); formerly Member:
                                                                                          Northern Trust Mutual Funds Board
                                                                                          (2005-2007), Northern Trust
                                                                                          Investments Board (2004-2007),
                                                                                          Northern Trust Japan Board
                                                                                          (2004-2007), Northern Trust Securities
                                                                                          Inc. Board (2003-2007) and Northern
                                                                                          Trust Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:

o    JOHN P. AMBOIAN                                                                      Chief Executive Officer (since July
     6/14/61                                                                              2007) and Director (since 1999) of
     333 W. Wacker Drive       Board Member          2008            193                  Nuveen Investments, Inc.; Chief
     Chicago, IL 60606                                                                    Executive Officer (since 2007) of
                                                                                          Nuveen Asset Management, Rittenhouse
                                                                                          Asset Management, Nuveen Investments
                                                                                          Advisors, Inc. formerly, President
                                                                                          (1999-2004) of Nuveen Advisory Corp.
                                                                                          and Nuveen Institutional Advisory
                                                                                          Corp.(3)

                                                                     NUMBER
                                                                     OF PORTFOLIOS
     NAME,                                           YEAR FIRST      IN FUND COMPLEX      PRINCIPAL
     BIRTHDATE                 POSITION(S) HELD      ELECTED OR      OVERSEEN BY          OCCUPATION(S)
     & ADDRESS                 WITH THE FUNDS        APPOINTED(4)    OFFICER              DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o    GIFFORD R. ZIMMERMAN                                                                 Managing Director (since 2002),
     9/9/56                    Chief                                                      Assistant Secretary and Associate
     333 W. Wacker Drive       Administrative        1988            193                  General Counsel of Nuveen Investments,
     Chicago, IL 60606         Officer                                                    LLC; Managing Director (since 2002),
                                                                                          Associate General Counsel and
                                                                                          Assistant Secretary, of Nuveen Asset
                                                                                          Management; Vice President and
                                                                                          Assistant Secretary of NWQ Investment
                                                                                          Management Company, LLC. (since 2002),
                                                                                          Nuveen Investments Advisers Inc.
                                                                                          (since 2002), Symphony Asset
                                                                                          Management LLC, and NWQ Investment
                                                                                          Management Company, LLC (since 2003),
                                                                                          Tradewinds Global Investors, LLC, and
                                                                                          Santa Barbara Asset Management, LLC
                                                                                          (since 2006), Nuveen HydePark Group
                                                                                          LLC and Nuveen Investment Solutions,
                                                                                          Inc. (since 2007); Managing Director
                                                                                          (since 2004) and Assistant Secretary
                                                                                          (since 1994) of Nuveen Investments,
                                                                                          Inc.; formerly, Managing Director
                                                                                          (2002-2004), General Counsel
                                                                                          (1998-2004) and Assistant Secretary of
                                                                                          Nuveen Advisory Corp. and Nuveen
                                                                                          Institutional Advisory Corp.(3);
                                                                                          Chartered Financial Analyst.

o    WILLIAM ADAMS IV                                                                     Executive Vice President of Nuveen
     6/9/55                                                                               Investments, Inc.; Executive Vice
     333 W. Wacker Drive       Vice President        2007            121                  President, U.S. Structured Products of
     Chicago, IL 60606                                                                    Nuveen Investments, LLC, (since 1999),
                                                                                          prior thereto, Managing Director of
                                                                                          Structured Investments.

o    MARK J.P. ANSON                                                                      President and Executive Director of
     6/10/59                                                                              Nuveen Investments, Inc. (since 2007);
     333 W. Wacker Drive       Vice President        2009            193                  President of Nuveen Investments
     Chicago, IL 60606                                                                    Institutional Services Group LLC
                                                                                          (since 2007); previously, Chief
                                                                                          Executive Officer of the British
                                                                                          Telecom Pension Scheme (2006-2007) and
                                                                                          Chief Investment Officer of Calpers
                                                                                          (1999-2006); PhD, Chartered Financial
                                                                                          Analyst, Chartered Alternative
                                                                                          Investment Analyst, Certified Public
                                                                                          Accountant, Certified Management
                                                                                          Accountant and Certified Internal
                                                                                          Auditor.

o    CEDRIC H. ANTOSIEWICZ                                                                Managing Director, (since 2004)
     1/11/62                                                                              previously, Vice President (1993-2004)
     333 W. Wacker Drive       Vice President        2007            121                  of Nuveen Investments, LLC.
     Chicago, IL 60606

o    NIZIDA ARRIAGA                                                                       Vice President of Nuveen Investments,
     6/1/68                                                                               LLC (since 2007); previously,
     333 W. Wacker Drive       Vice President        2009            193                  Portfolio Manager, Allstate
     Chicago, IL 60606                                                                    Investments, LLC (1996-2006);
                                                                                          Chartered Financial Analyst.

o    MICHAEL T. ATKINSON                                                                  Vice President (since 2002) of Nuveen
     2/3/66                    Vice President                                             Investments, LLC.; Vice President of
     333 W. Wacker Drive       and Assistant         2000            193                  Nuveen Asset Management (since 2005).
     Chicago, IL 60606         Secretary

o    MARGO L. COOK                                                                        Executive Vice President (since Oct
     4/11/64                                                                              2008) of Nuveen Investments, Inc.;
     333 W. Wacker Drive       Vice President        2009            193                  previously, Head of Institutional
     Chicago, IL 60606                                                                    Asset Management (2007-2008) of Bear
                                                                                          Stearns Asset Management; Head of
                                                                                          Institutional Asset Mgt (1986-2007) of
                                                                                          Bank of NY Mellon; Chartered Financial
                                                                                          Analyst.

o    LORNA C. FERGUSON                                                                    Managing Director (since 2004),
     10/24/45                                                                             formerly, Vice President of Nuveen
     333 W. Wacker Drive       Vice President        1998            193                  Investments, LLC; Managing Director
     Chicago, IL 60606                                                                    (since 2005) of Nuveen Asset
                                                                                          Management; Managing Director
                                                                                          (2004-2005), formerly, Vice President
                                                                                          (1998-2004) of Nuveen Advisory Corp.
                                                                                          and Nuveen Institutional Advisory
                                                                                          Corp.(3)

                                                                     NUMBER
                                                                     OF PORTFOLIOS
     NAME,                                           YEAR FIRST      IN FUND COMPLEX      PRINCIPAL
     BIRTHDATE                 POSITION(S) HELD      ELECTED OR      OVERSEEN BY          OCCUPATION(S)
     & ADDRESS                 WITH THE FUNDS        APPOINTED(4)    OFFICER              DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o    STEPHEN D. FOY                                                                       Vice President (since 1993) and Funds
     5/31/54                   Vice President                                             Controller (since 1998) of Nuveen
     333 W. Wacker Drive       and Controller        1998            193                  Investments, LLC; Vice President
     Chicago, IL 60606                                                                    (since 2005) of Nuveen Asset
                                                                                          Management; Certified Public
                                                                                          Accountant.

o    WILLIAM T. HUFFMAN                                                                   Chief Operating Officer, Municipal
     5/7/69                                                                               Fixed Income (since 2008) of Nuveen
     333 W. Wacker Drive       Vice President        2009            193                  Asset Management; previously,
     Chicago, IL 60606                                                                    Chairman, President and Chief
                                                                                          Executive Officer (2002 - 2007) of
                                                                                          Northern Trust Global Advisors, Inc.
                                                                                          and Chief Executive Officer (2007) of
                                                                                          Northern Trust Global Investments
                                                                                          Limited; CPA.

o    WALTER M. KELLY                                                                      Senior Vice President (since 2008),
     2/24/70                   Chief Compliance                                           Vice President (2006-2008) formerly,
     333 W. Wacker Drive       Officer and           2003            193                  Assistant Vice President and Assistant
     Chicago, IL 60606         Vice President                                             General Counsel (2003-2006) of Nuveen
                                                                                          Investments, LLC; Vice President
                                                                                          (since 2006) and Assistant Secretary
                                                                                          (since 2008) of Nuveen Asset
                                                                                          Management.

o    DAVID J. LAMB                                                                        Senior Vice President (since 2009),
     3/22/63                                                                              formerly Vice President (2000-2009) of
     333 W. Wacker Drive       Vice President        2000            193                  Nuveen Investments, LLC; Vice
     Chicago, IL 60606                                                                    President of Nuveen Asset Management
                                                                                          (since 2005); Certified Public
                                                                                          Accountant.

o    TINA M. LAZAR                                                                        Senior Vice President (since 2009),
     8/27/61                                                                              formerly, Vice President of Nuveen
     333 W. Wacker Drive       Vice President        2002            193                  Investments, LLC (1999-2009); Vice
     Chicago, IL 60606                                                                    President of Nuveen Asset Management
                                                                                          (since 2005).

o    LARRY W. MARTIN                                                                      Vice President, Assistant Secretary
     7/27/51                   Vice President                                             and Assistant General Counsel of
     333 W. Wacker Drive       and Assistant         1988            193                  Nuveen Investments, LLC; Vice
     Chicago, IL 60606         Secretary                                                  President (since 2005) and Assistant
                                                                                          Secretary of Nuveen Investments, Inc.;
                                                                                          Vice President (since 2005) and
                                                                                          Assistant Secretary (since 1997) of
                                                                                          Nuveen Asset Management; Vice
                                                                                          President and Assistant Secretary of
                                                                                          Nuveen Investments Advisers Inc.
                                                                                          (since 2002); NWQ Investment
                                                                                          Management Company, LLC (since 2002),
                                                                                          Symphony Asset Management LLC (since
                                                                                          2003), Tradewinds Global Investors,
                                                                                          LLC, Santa Barbara Asset Management
                                                                                          LLC (since 2006) and of Nuveen
                                                                                          HydePark Group, LLC and Nuveen
                                                                                          Investment Solutions, Inc. (since
                                                                                          2007); formerly, Vice President and
                                                                                          Assistant Secretary of Nuveen Advisory
                                                                                          Corp. and Nuveen Institutional
                                                                                          Advisory Corp.(3)

o    KEVIN J. MCCARTHY                                                                    Managing Director (since 2008),
     3/26/66                   Vice President                                             formerly, Vice President (2007-2008),
     333 W. Wacker Drive       and Secretary         2007            193                  Nuveen Investments, LLC; Vice
     Chicago, IL 60606                                                                    President, and Assistant Secretary,
                                                                                          Nuveen Asset Management, Rittenhouse
                                                                                          Asset Management, Inc., Nuveen
                                                                                          Investment Advisers Inc., Nuveen
                                                                                          Investment Institutional Services
                                                                                          Group LLC, NWQ Investment Management
                                                                                          Company, LLC, Tradewinds Global
                                                                                          Investors LLC, NWQ Holdings, LLC,
                                                                                          Symphony Asset Management LLC, Santa
                                                                                          Barbara Asset Management LLC, Nuveen
                                                                                          HydePark Group, LLC and Nuveen
                                                                                          Investment Solutions, Inc. (since
                                                                                          2007); prior thereto, Partner, Bell,
                                                                                          Boyd & Lloyd LLP (1997-2007).

                                                                     NUMBER
                                                                     OF PORTFOLIOS
     NAME,                                           YEAR FIRST      IN FUND COMPLEX      PRINCIPAL
     BIRTHDATE                 POSITION(S) HELD      ELECTED OR      OVERSEEN BY          OCCUPATION(S)
     & ADDRESS                 WITH THE FUNDS        APPOINTED(4)    OFFICER              DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o    JOHN V. MILLER                                                                       Managing Director (since 2007),
     4/10/67                   Vice President        2007            193                  formerly, Vice President (2002-2007) of
     333 W. Wacker Drive                                                                  Nuveen Asset Management and Nuveen
     Chicago, IL 60606                                                                    Investments, LLC; Chartered Financial
                                                                                          Analyst.

o    GREGORY MINO                                                                         Vice President of Nuveen Investments,
     1/4/71                    Vice President        2009            193                  LLC (since 2008); previously, Director
     333 W. Wacker Drive                                                                  (2004-2007) and Executive Director
     Chicago, IL 60606                                                                    (2007-2008) of UBS Global Asset
                                                                                          Management; previously, Vice President
                                                                                          (2000-2003) and Director (2003-2004) of
                                                                                          Merrill Lynch Investment Managers;
                                                                                          Chartered Financial Analyst.

o    CHRISTOPHER M. ROHRBACHER                                                            Vice President, Nuveen Investments, LLC
     8/1/71                    Vice President                                             (since 2008); Vice President and
     333 W. Wacker Drive       and Assistant         2008            193                  Assistant Secretary, Nuveen Asset
     Chicago, IL 60606         Secretary                                                  Management (since 2008); prior thereto,
                                                                                          Associate, Skadden, Arps, Slate Meagher
                                                                                          & Flom LLP (2002-2008).

o    JAMES F. RUANE                                                                       Vice President, Nuveen Investments, LLC
     7/3/62                    Vice President                                             (since 2007); prior thereto, Partner,
     333 W. Wacker Drive       and Assistant         2007            193                  Deloitte & Touche USA LLP (2005-2007),
     Chicago, IL 60606         Secretary                                                  formerly, senior tax manager
                                                                                          (2002-2005); Certified Public
                                                                                          Accountant.

o    MARK L. WINGET                                                                       Vice President, Nuveen Investments, LLC
     12/21/68                  Vice President                                             (since 2008); Vice President and
     333 W. Wacker Drive       and Assistant         2008            193                  Assistant Secretary, Nuveen Asset
     Chicago, IL 60606         Secretary                                                  Management (since 2008); prior thereto,
                                                                                          Counsel, Vedder Price P.C. (1997-2007).

(1) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

      Glossary of NOTES TERMS USED in this REPORT

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in common share NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

| Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J.Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, NMP, NXI and NVJ repurchased 26,700, 600 and 1,700 shares of their common stock, respectively, and NUM, NZW and NBJ redeemed 124, 43 and 36 shares of their preferred stock, respectively. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
--------------------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $119 billion of assets on December 31, 2008.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:                     www.nuveen.com/cef

                                                      Share prices
                                                      Fund details
                                                      Daily financial news
                                                      Investor education
                                                      Interactive planning tools

EAN-C-0209D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/ Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                 Nuveen Ohio Quality Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                     AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES            ALL OTHER FEES
FISCAL YEAR ENDED                       TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)     BILLED TO FUND (4)
-----------------------------------------------------------------------------------------------------------------------------
February 28, 2009(5)                     $ 14,823                 $ 0                 $   0                  $ 1,700
-----------------------------------------------------------------------------------------------------------------------------
Percentage approved                            0%                  0%                    0%                       0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------
July 31, 2008                            $ 14,208                 $ 0                 $ 500                  $ 3,300
-----------------------------------------------------------------------------------------------------------------------------
Percentage approved                            0%                  0%                    0%                       0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

(5)  Fund changed fiscal year from July to February starting in 2009.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                   AUDIT-RELATED FEES    TAX FEES BILLED TO      ALL OTHER FEES
                                   BILLED TO ADVISER AND    ADVISER AND         BILLED TO ADVISER
                                      AFFILIATED FUND      AFFILIATED FUND      AND AFFILIATED FUND
                                     SERVICE PROVIDERS    SERVICE PROVIDERS      SERVICE PROVIDERS
-----------------------------------------------------------------------------------------------------
February 28, 2009(1)                        $ 0                   $ 0                   $ 0
-----------------------------------------------------------------------------------------------------
Percentage approved                          0%                    0%                    0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------
July 31, 2008                               $ 0                   $ 0                   $ 0
-----------------------------------------------------------------------------------------------------
Percentage approved                          0%                    0%                    0%
pursuant to
pre-approval
exception
-----------------------------------------------------------------------------------------------------

(1)  Fund changed fiscal year from July to February starting in 2009.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                           TOTAL NON-AUDIT FEES
                                                           BILLED TO ADVISER AND
                                                           AFFILIATED FUND SERVICE    TOTAL NON-AUDIT FEES
                                                            PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                           RELATED DIRECTLY TO THE  AFFILIATED FUND SERVICE
                                    TOTAL NON-AUDIT FEES  OPERATIONS AND FINANCIAL   PROVIDERS (ALL OTHER
                                      BILLED TO FUND        REPORTING OF THE FUND)       ENGAGEMENTS)           TOTAL
----------------------------------------------------------------------------------------------------------------------
February 28, 2009(1)                      $ 1,700                    $ 0                      $ 0              $ 1,700
July 31, 2008                             $ 3,800                    $ 0                      $ 0              $ 3,800

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

(1)  Fund changed fiscal year from July to February starting in 2009.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                FUND
Daniel J. Close     Nuveen Ohio Quality Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                    TYPE OF ACCOUNT                    NUMBER OF
PORTFOLIO MANAGER   MANAGED                            ACCOUNTS    ASSETS*
--------------------------------------------------------------------------------
Daniel J. Close     Registered Investment Company      26          $4.59 billion
                    Other Pooled Investment Vehicles    1          $1.5 million
                    Other Accounts                      3          $.20 million

* Assets are as of February 28, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of February 28, 2009, the S&P/Investortools Municipal Bond index was comprised of 51,571 securities with an aggregate current market value of $1,024 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of February 28, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                          DOLLAR RANGE OF
                                                                                          EQUITY SECURITIES
                                                                            DOLLAR        BENEFICIALLY OWNED
                                                                            RANGE OF      IN THE REMAINDER OF
                                                                            EQUITY        NUVEEN FUNDS
                                                                            SECURITIES    MANAGED BY NAM'S
                                                                            BENEFICIALLY  MUNICIPAL
NAME OF PORTFOLIO                                                           OWNED IN      INVESTMENT
MANAGER             FUND                                                    FUND          TEAM
-------------------------------------------------------------------------------------------------------------
Daniel J. Close     Nuveen Ohio Quality Income Municipal Fund, Inc.         $0            $1--$10,000

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, Vice President, Nuveen Asset Management. Mr. Close joined Nuveen Investments in 2000 as a member of Nuveen's product management and development team, where he was responsible for the oversight and development of Nuveen's mutual fund product line. He then served as a research analyst for Nuveen's municipal investing team, covering corporate-backed, energy, transportation and utility credits. Currently, he manages investments for 27 Nuveen-sponsored investment companies. He received his BS in Business from Miami University, and his MBA from Northwestern University's Kellogg School of Management.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Ohio Quality Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: April 24, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: April 24, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: April 24, 2009
    -------------------------------------------------------------------